EXHIBIT 10.4

                               PURCHASE AGREEMENT

                                 by and between

                           GUY GANNETT COMMUNICATIONS

                                       and

                          SINCLAIR COMMUNICATIONS, INC.

                          Dated as of September 4, 1998

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                                TABLE OF CONTENTS

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Article 1.  Sale of Assets; Assumption of Liabilities..........................1
        1.1  Assets to Be Acquired.............................................1
        1.2  Excluded Assets...................................................3
        1.3  Assumption of Liabilities.........................................4
        1.4  Retained Liabilities..............................................5
        1.5  [Intentionally omitted............................................5
        1.6  Closing and Closing Date..........................................5
        1.7  Additional Closing Deliveries.....................................6

Article 2.  Purchase Price.....................................................7
        2.1  Purchase Price; Payment...........................................7
        2.2  Post-Closing Adjustment...........................................8
        2.3  Security Escrow..................................................11
        2.4  Investment of Escrow Amounts.....................................11
        2.5  Allocation of the Purchase Price.................................12

Article 3.  Representations and Warranties Relating to the Company............12
        3.1  Organization and Standing........................................12
        3.2  Binding Agreement................................................12
        3.3  Absence of Conflicting Agreements or Required Consents...........13
        3.4  Equity Investments...............................................13
        3.5  Financial Statements.............................................13
        3.6  Title to Assets; Related Matters.................................14
        3.7  Absence of Certain Changes, Events and Conditions................15
        3.8  Litigation.......................................................16
        3.9  Insurance........................................................16
        3.10  Material Contracts..............................................16
        3.11  Permits and Licenses; Compliance with Law.......................17
        3.12  FCC Licenses....................................................17
        3.13  Environmental Matters...........................................18
        3.14  Employee Benefit Matters........................................18
        3.15  Labor Relations.................................................19
        3.16  Intellectual Property...........................................20
        3.17  Taxes...........................................................20
        3.18  Commissions.....................................................20
        3.19  Affiliate Transactions..........................................21

Article 4.  Representations and Warranties of Purchaser.......................21
        4.1  Organization and Standing........................................21
        4.2  Binding Agreement................................................21
        4.3  Absence of Conflicting Agreements or Required Consents...........21
        4.4  Litigation.......................................................22

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        4.5  Commissions......................................................22
        4.6  Financing........................................................22
        4.7  Purchaser's Qualification........................................22
        4.8  Accuracy and Completeness of Representations and Warranties......22

Article 5.  Covenants and Agreements..........................................23
        5.1  Conduct of the Business Prior to Closing; Access.................23
        5.2  Post-Closing Covenants and Agreement, and Other Employee Benefit

               Matters........................................................26
        5.3  Cooperation......................................................32
        5.4  Confidentiality..................................................35
        5.5  Public Announcements.............................................35
        5.6  No Solicitation..................................................35
        5.7  No Additional Representations....................................35
        5.8  Certain Payments.................................................36
        5.9  Bulk Sales Laws..................................................36
        5.10  Control of the Stations.........................................37
        5.11  Use of Guy Gannett Name.........................................37

Article 6.  Conditions to Obligations of Purchaser............................37
        6.1  Representations and Warranties...................................37
        6.2  Performance by the Company.......................................37
        6.3  Certificate......................................................37
        6.4  Consents; No Objections..........................................37
        6.5  No Proceedings or Litigation.....................................38
        6.6  [Intentionally omitted]..........................................38
        6.7  FCC Consent......................................................38
        6.8  No Material Adverse Change.......................................38
        6.9  Opinions of Counsel..............................................38
        6.10  Good Standing Certificate.......................................38
        6.11  No Transmission Defects.........................................39

Article 7.  Conditions to Obligations of the Company..........................39
        7.1  Representations and Warranties...................................39
        7.2  Performance by Purchaser.........................................39
        7.3  Certificate......................................................39
        7.4  Consents; No Objections..........................................39
        7.5  No Proceedings or Litigation.....................................39
        7.6  FCC Consent......................................................39
        7.7  Opinion of Counsel...............................................40
        7.8  Good Standing Certificate........................................40

Article 8.  Indemnification...................................................40
        8.1  Indemnification by the Company...................................40
        8.2  Indemnification by Purchaser.....................................40

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        8.3  Limitations on Indemnification Claims and Liability; Termination
               of Indemnification.............................................40

        8.4  Computation of Claims and Damages................................41
        8.5  Notice of Claims.................................................42
        8.6  Defense of Third Party Claims....................................42
        8.7  Assignment of Indemnification and Other Rights...................43

Article 9.  Definitions.......................................................44

Article 10.  Miscellaneous Provisions.........................................57
        10.1  Termination Rights..............................................57
        10.2  Litigation Costs................................................58
        10.3  Expenses........................................................58
        10.4  Notices.........................................................58
        10.5  Benefit and Assignment..........................................60
        10.6  Waiver..........................................................60
        10.7  Severability....................................................60
        10.8  Amendment.......................................................61
        10.9  Effect and Construction of this Agreement.......................61
        10.10  Transfer and Conveyance Taxes..................................61
        10.11  Specific Performance...........................................61
        10.12  Survival of Representations, Warranties and Covenants..........62

Article 11.  No Personal Liability for Representatives, Stockholders,
               Directors or Officers..........................................62

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                                    Exhibits

Exhibit A         Bill of Sale, Assignment and Assumption Agreement
Exhibit B         Adjustment Escrow Agreement
Exhibit C         Security Escrow Agreement
Exhibit D-1       Opinion of Preti, Flaherty, Beliveau & Pachios
Exhibit D-2       Opinion of Simpson Thacher & Bartlett
Exhibit D-3       Opinion of Dow, Lohnes & Albertson
Exhibit E         [Intentionally omitted]
Exhibit F-1       Sharing Agreement
Exhibit F-2       Sublease Agreement





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                               PURCHASE AGREEMENT

     This PURCHASE AGREEMENT (this "Agreement") made as of September 4, 1998 by and between GUY GANNETT COMMUNICATIONS, a Maine corporation (the "Company") and SINCLAIR COMMUNICATIONS, INC., a Maryland corporation (together with its successors and permitted assigns, "Purchaser").

                              W I T N E S S E T H :

     WHEREAS, the Company owns or leases the assets used in connection with the Company's broadcast television business and the operation of the Stations (as hereinafter defined);

     WHEREAS, the Company desires to sell, assign and transfer to Purchaser the assets and business of the Business (as hereinafter defined) as described below, and Purchaser desires to purchase and acquire the assets and business of the Business as described below, on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the Board of Directors and stockholders of the Company have approved the execution, delivery and performance of this Agreement by the Company and the Board of Directors of Purchaser has approved the execution, delivery and performance of this Agreement by Purchaser.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

     [A list of defined terms is provided in Article 9 hereof]

     Article 1. Sale of Assets; Assumption of Liabilities.

     1.1 Assets to Be Acquired. Upon the terms and subject to the satisfaction of the conditions set forth herein, at the Closing, the Company shall sell, convey, assign, transfer and deliver to Purchaser, and Purchaser shall purchase, acquire, accept and pay for, all of the Company's right, title and interest in and to all of the real, personal and mixed properties, assets and other rights, both tangible and intangible, (other than the Excluded Assets) owned or leased by, or licensed to or used or useful by, the Company on the Closing Date in connection with the Business (collectively, the "Assets").

     Without limiting the generality of the foregoing, the Assets shall include the following:

     (a)  the FCC Licenses;

     (b)  the Equipment;

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          (c) all  translators,  earth stations and other auxiliary  facilities, and all applications therefor, owned, leased or otherwise used or useful by the Company in connection with the Business;

          (d) the Real Property and Leased Property as set forth in Section 1.1(d) of the Disclosure Schedule;

          (e) all orders and agreements for the sale of advertising time on the Stations for cash, and all trade, barter and similar agreements, excluding Program Contracts (which are provided for below), for the sale of advertising time on the Stations for any property or services in lieu of or in addition to cash, and any other orders and agreements entered into (other than in violation of this Agreement) between the date hereof and the Closing Date;

          (f) all film and program licenses and contracts under which the Company has the right to broadcast film product or programs on the Stations ("Program Contracts"), including all cash and non-cash (barter) program contracts and including, without limitation, the Program Contracts set forth in Section 3.10 of the Disclosure Schedule and any other Program Contracts entered into (other than in violation of this Agreement) between the date hereof and the Closing Date;

          (g) all other contracts and agreements related to the Business, including, without limitation, network affiliation agreements, all employment contracts entered into with television talent and other Business Employees, all collective bargaining agreements with respect to any Business Employees, any time brokerage agreements and all national or local advertising representation agreements for the Stations, without limitation, the contracts and agreements set forth in Section 3.10 of the Disclosure Schedule, and any other such contracts and agreements entered into (other than in violation of this Agreement) between the date hereof and the Closing Date;

          (h) the Intellectual Property, including, without limitation, the Call Letters;

          (i) all programs and programming materials owned by the Company and used in connection with the Business, whether recorded on tape or any other media or intended for live performance, and whether completed or in production, and all related common law and statutory copyrights owned by or licensed to the Company and used in connection with the Business;

          (j) all FCC logs and other records that relate to the operation of the Stations;

          (k) except as set forth in Section 1.2(a) hereof, all files, books and other records of the Company relating to the Business, including, without limitation, written technical information, data, specifications, research and development information, engineering, drawings, manuals, computer programs, tapes and software relating directly to the Business, other than duplicate copies of account books of original entry and duplicate copies of such files and records, if any, that are maintained at the corporate offices of the

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     Company for tax and accounting purposes;

          (l) all of the Company's goodwill in, and "going concern" value of, the Business;

          (m) all accounts, notes and accounts receivable of the Business relating to or arising out of the business and operations of the Stations immediately preceding the Closing;

          (n) all deposits, reserves and prepaid expenses of the Business (other than those relating to Excluded Assets or Liabilities that are not Assumed Liabilities);

          (o) to the extent transferable under applicable law, all franchises, approvals, permits, licenses, orders, registrations, certificates, exemptions, variances and similar rights obtained from Governmental Authorities (other than the FCC License) in any jurisdiction that had issued or granted such items to the Company, or that the Company otherwise owns or uses, in each case relating to the Business, and all pending applications therefor;

          (p) the assets of the New Pension Plan and the Defined Contribution Plan to the extent set forth in Sections 5.2(i) and 5.2(j), respectively;

          (q) except as set forth in Section 1.2(h) hereof, all insurance proceeds claims arising out of or related to damage, destruction or loss of any property or asset used or useful in connection with the Business to the extent of any damage or destruction that remains unrepaired, or to the extent any property or asset remains unreplaced, at the Closing Date; and

          (r) the Company's rights under the Non-Competition and Non-Solicitation Agreements identified in Section 1.1(r) of the Disclosure Schedules and, to the extent assignable, the Company's rights to enforce any non-competition provisions relating to the Business, the Business Employees or the Stations contained in any other written agreement with a Corporate Office Employee.

     1.2 Excluded Assets. Notwithstanding anything to the contrary herein, all of the Company's right, title and interest in all of the following properties, assets and other rights (collectively, the "Excluded Assets") shall be excluded from the Assets:

          (a) the corporate books and records of the Company, including minute books and stock ledgers, and copies of business records included in the Assets acquired by Purchaser that are reasonably required by the Company or any Affiliate or stockholder of the Company in order to permit the Company or any of its Affiliates or stockholders to prepare any Tax return or other filing or report to be made after the Closing Date;

          (b) the Excluded Names and any trademarks, service marks or trade names incorporating any of the Excluded Names;

          (c) shares of stock in KOZ inc.;

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          (d) any of the  properties,  assets or other rights of the Maine Media
     Business;

          (e) the Corporate Office Lease and all furniture, fixtures, equipment, office materials and supplies, vehicles and other assets located at the Corporate Office or exclusively used by or relating to the Corporate Office or Corporate Office Employees including, without limitation, all notes receivable of the Corporate Office (none of which arise from the sale of television advertising);

          (f) all rights of the Company under this Agreement, the Bill of Sale, Assignment and Assumption Agreement, the Maine Media Purchase Agreement, the Contribution Agreement, the Adjustment Escrow Agreement and the Security Escrow Agreement;

          (g) cash, bank accounts, cash equivalents and other similar types of investments, certificates of deposit, U.S. Treasury bills and other marketable securities;

          (h) all insurance policies, programs, reserves and related bonds of any nature; any dividends payable in respect thereof; and any insurance proceeds or claims that are compensation for the loss of an Excluded Asset or for the loss of an asset that has been repaired or replaced (other than in violation of this Agreement) prior to the Closing Date;

          (i) all properties, assets or other rights sold by the Company prior to the Closing Date as permitted by Section 5.1 hereof; and

          (j) all claims, judgments and other rights of any nature to the extent related to (i) the items set forth in clauses (a) through (i) above or (ii) Retained Liabilities.

     1.3 Assumption of Liabilities. (a) On and after the Closing Date, Purchaser will assume and agree to perform and fully discharge when due all Liabilities of the Company (i) solely related to or solely arising from or in connection with the Assets or the Business and (ii) in the case of any Liabilities related to or arising partly from or in connection with the Assets or the Business and partly from any other assets or business of the Company, to the extent such Liabilities relate to or arise from or in connection with the Assets or the Business (in each case including, without limitation, any Claims and Damages arising from the assignment to Purchaser of any contract or other agreement pursuant to the terms of this Agreement), whether such Liabilities specified in clause (i) or (ii) are incurred or arising prior to, on, or after the Closing Date, including, without limitation, those obligations of the Company to be assumed by Purchaser pursuant to Section 5.2 hereof, other than Retained Liabilities (collectively, the "Assumed Liabilities"). Except as set forth in this Section 1.3 and except as otherwise expressly provided in this Agreement, Purchaser will assume no other Liabilities of any kind of description of the Company.

          (b) Without limiting the generality of Section 1.3(a) hereof, and notwithstanding any other provision hereof, each of the following is a "Retained Liability" (except to the extent that it is a Liability that decreases Net Financial Assets):

               (i) any of the Company's obligations hereunder;

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               (ii) any  Liability  for federal,  state or local income taxes of the Company, its stockholders and any other Person (other than payroll withholding taxes to the extent that they decrease Net Financial Assets, which shall constitute Assumed Liabilities);

               (iii) Corporate Office expenses other than those liabilities for certain Corporate Office Employees set forth in Section 5.2 hereof (all of which shall constitute Assumed Liabilities);

               (iv) any Liability of the Company arising from Indebtedness or any overdrafts on any bank accounts of the Company;

               (v) any Liability assumed or to be assumed by Newco under the Contribution Agreement;

               (vi)  except  for  the  Company's  obligations  under  a  sharing agreement and sublease agreement in the form set forth as Exhibits F-1 and F-2 hereto, any of the Company's obligations under the Contribution Agreement, the Maine Media Purchase Agreement, the Adjustment Escrow Agreement or the Security Escrow Agreement;

               (vii) any Liability for dividends; and

               (viii) any Liabilities relating to current, former or inactive Corporate Office Employees that are not to be assumed by Purchaser pursuant to Section 5.2 hereof.

     1.4 Retained Liabilities. The Company shall retain, and shall continue to be responsible after the Closing Date for, all Retained Liabilities and all other Liabilities of the Company that are not Assumed Liabilities.

     1.5 [Intentionally omitted.]

     1.6 Closing and Closing Date. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been terminated pursuant to Section 10.1 hereof, the closing (the "Closing") of the transactions herein contemplated shall take place at 10:00 a.m., New York City time, on a date not later than ten days following the satisfaction or waiver of the conditions set forth in Articles 6 and 7 hereof, or at such other time and date as the Company and Purchaser shall agree (such time and date being referred to herein as the "Closing Date"), at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other place as the Company and Purchaser shall agree. At the Closing, each of the parties hereto shall take, or cause to be taken, all such actions and deliver, or cause to be delivered, all such documents, instruments, certificates and other items as may be required under this Agreement or otherwise, in order to perform or fulfill all covenants and agreements on its part to be performed at or prior to the Closing. The Closing shall be effective as of 12:01 a.m., New York City time, on the day of the Closing Date.

     1.7 Additional Closing Deliveries. At the Closing:

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          (a) The Company shall deliver to Purchaser:

               (i) a duly executed counterpart of the Bill of Sale, Assignment and Assumption Agreement substantially in the form set forth in Exhibit A hereto (the "Bill of Sale, Assignment and Assumption Agreement");

               (ii) instruments of assignment with respect to all of the Company's rights and interests in real property leases and special warranty deeds (of a type equivalent to that known in New York as a "bargain and sale deed with covenants against grantor's actions") in recordable form sufficient to convey to Purchaser all of the Company's rights and interests in the Real Property;

               (iii) a duly executed counterpart of the Adjustment Escrow Agreement and the Security Escrow Agreement;

               (iv) all other instruments of conveyance and transfer sufficient to convey the Assets to Purchaser; and

               (v) all other documents, instruments and writings consistent with the terms of this Agreement and required to be delivered by the Company at or prior to the Closing Date pursuant to this Agreement.

          (b) Purchaser shall deliver to Company:

               (i) the Purchase Price in accordance with Section 2.1 hereof;

               (ii) a duly executed counterpart of the Bill of Sale, Assignment and Assumption Agreement;

               (iii) a duly executed counterpart of the Adjustment Escrow Agreement and the Security Escrow Agreement; and

               (iv) all other documents, instruments and writings required to be delivered by Purchaser at or prior to the Closing Date pursuant to this Agreement.

          (c) Notwithstanding clauses (ii) and (iv) of Section 1.7(a) hereof, at the request of Purchaser, the Company shall deliver the instruments of assignment, conveyance and transfer described in such clauses sufficient to convey the Assets in respect of any Station or Stations to such other Person as is designated by Purchaser that has obtained the FCC's consent to the assignment of the FCC Licenses relating to such Station or Stations to such Person. Notwithstanding anything to the contrary contained in this Agreement, unless such Person is a wholly owned subsidiary of Purchaser, such other Person shall be deemed not to be a party to this Agreement and shall have no legal or equitable rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

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     Article 2. Purchase Price.

     2.1 Purchase Price; Payment. (a) In consideration of the sale of the Assets and the Business hereunder, Purchaser shall (i) pay the Company in cash the aggregate amount of (x) $310,000,000, plus (y) if the earnings before interest, taxes, depreciation and amortization of the Stations for the fiscal year ending December 26, 1998, calculated in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for year ended, December 27, 1997 referred to in Section 3.5 hereof, in each case after adding back corporate overhead expense (to the extent otherwise deducted in computing earnings) and film and program expenses and subtracting actual cash payments on film and program contracts either made or due but not yet made (in each case adjusted to include one month's payment for each month in which any such payment is due) and in each case excluding the results of operations of WOKR-TV (Rochester, New York) (the "1998 BCF"), exceeds $12,700,000, an amount equal to 14.57 times the difference between the 1998 BCF and $12,700,000 (but in no event shall the amount of the addition pursuant to this clause (y) be more than $7,000,000), (the "Earnings Adjustment") plus (if greater than or equal to zero) or minus (if less than zero), as the case may be,
(z) the amount of the Net Financial Assets as of 11:59 p.m., New York City time, on the day immediately preceding the Closing Date, subject to adjustment pursuant to Section 2.2 hereof (the "Purchase Price") and (ii) assume the Assumed Liabilities.

          (b) On or before five Business Days prior to the Closing, the Company shall deliver to Purchaser (i) a statement setting forth the amount estimated in good faith by the Company to be the amount of the Earnings Adjustment (the "Proposed Earnings Adjustment") and the amount of the Net Financial Assets as of the Closing Date (the "Estimated Net Financial Assets") and (ii) a notice designating the accounts or accounts to which the payment to or on behalf of the Company pursuant to clause (i) of Section 2.1(c) is to be made.

          (c) At the Closing, Purchaser shall deliver

          (i) the sum of (x) $299,000,000 plus (if the Estimated Net Financial Assets is greater than or equal to zero) or minus (if the Estimated Net Financial Assets is less than zero), as the case may be, (y) the Estimated Net Financial Assets, by wire transfer in immediately available funds to the account or accounts designated by the Company in accordance with
     Section 2.1(b);

          (ii) the sum of (x) $3,000,000 plus (y) the Proposed Earnings Adjustment, if any, (collectively, the "Adjustment Escrow"); by wire transfer in immediately available funds to the Adjustment Escrow Agent pursuant to the Adjustment Escrow Agreement; and

          (iii) $8,000,000 by wire transfer in immediately available funds to the Security Escrow Agent pursuant to the Security Escrow Agreement.

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     2.2 Post-Closing Adjustment.

          (a) The parties agree that no later than 75 days after the Closing (or such later date on which such statement reasonably can be prepared and delivered in light of the compliance of Purchaser and the Company with their obligations set forth in next two succeeding sentences), the Company shall cause to be prepared and deliver to Purchaser (i) a statement of the actual Net Financial Assets as of 11:59 p.m., New York City time, of the day immediately preceding the Closing Date (the "Closing Statement") certified by PriceWaterhouseCoopers L.L.P., independent accountants for the Company, to be prepared (except as otherwise provided in Section 9 of the Disclosure Schedule) in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for the year ended, December 27, 1997 referred to in Section 3.5 hereof and (ii) a determination (the "Proposed NFA Adjustment") of the amount by which the Net Financial Assets as then determined by the Company is less than or greater than the Estimated Net Financial Assets (the amount of such excess or shortfall, together with the adjustment, if any, for the amount of the Earnings Adjustment as described below, is referred to herein as the "Adjustment"). Purchaser shall provide the Company and its independent accountants access at all reasonable times to the relevant personnel, properties, books and records of the Business for such purposes and to assist the Company and its independent accountants in preparing the Closing Statement. Purchaser's assistance shall include, without limitation, the closing of the Business's books as of the Closing, the preparation of schedules supporting the amounts set forth in the general ledger and other books and records of the Business, and such other assistance as the Company or its independent accountants may reasonably request. During the 30-day period following the delivery by the Company of the Closing Statement and the Proposed NFA Adjustment referred to in the first sentence of this Section 2.2(a), Purchaser and its independent accountants will be permitted to review the working papers of the Company and its independent accountants relating to the preparation of the Closing Statement, the Proposed NFA Adjustment and the Proposed Earnings Adjustment. If, within 30 days after delivery by the Company of the Closing Statement and the Proposed NFA Adjustment, Purchaser notifies the Company that it disagrees with the Closing Statement and the Proposed NFA Adjustment and/or the Proposed Earnings Adjustment and the Company and Purchaser cannot agree with respect to the Closing Statement and the Proposed NFA Adjustment and/or the Proposed Earnings Adjustment, as the case may be, within five days of the notice of disagreement provided by Purchaser to the Company, then the determination shall be submitted for resolution (the "Resolution") promptly to an independent nationally recognized accounting firm jointly selected by the Company and Purchaser, whose determination (the "Accounting Firm Determination") shall be instructed by the parties to be made within 20 days and be binding upon all parties hereto, and the fees and expenses of which shall be borne equally by Purchaser and the Company. In the event that (whether expressly or by failure of Purchaser to provide notice of any disagreement within the applicable period) the Company and Purchaser agree as to the amount of the Adjustment (an "Adjustment Agreement") without submitting the matter for Resolution, the parties shall deliver a joint certificate to the Adjustment Escrow Agent setting forth the amount of the Adjustment Escrow to be paid to each of the Purchaser and the Company pursuant to this Section 2.2. In the event of an Accounting Firm Determination, the accounting firm shall deliver a certificate to each of Purchaser, the Company and the Adjustment Escrow Agent setting forth the amount of the Adjustment. The amount of Net Financial Assets as of 11:59 p.m., New York City time, on the day immediately preceding the Closing Date, as definitively determined pursuant to this Section 2.2(a) is referred to herein as the "Actual Net Financial Assets."

          (b) At the Closing, the Company, Purchaser and such financial institution as shall have been agreed by the parties prior to the Closing Date (together with any successor jointly appointed by the Company and the Purchaser, the "Adjustment Escrow Agent") shall execute and deliver an escrow agreement substantially in the form set forth in Exhibit B hereto (the "Adjustment Escrow Agreement"). From and after the Closing, the Adjustment Escrow Agent shall act as escrow agent, pursuant to the Adjustment Escrow Agreement, in effecting the payment of the amounts held in the Adjustment Escrow as set forth herein.

          (c) As soon as practicable after the earlier of an Adjustment Agreement or an Accounting Firm Determination (but in any event within two Business Days after the Adjustment Agreement or the Accounting Firm Determination):

          (i) if the sum of the Actual Net Financial Assets and the Earnings Adjustment, if any, used to determine the Adjustment is equal to or greater than the sum of the Estimated Net Financial Assets and the Proposed Earnings Adjustment, then:

               (A) the Adjustment Escrow Agent shall pay to the Company from the Adjustment Escrow the full amount of the Adjustment Escrow, and

               (B) Purchaser shall pay to the Company the amount by which the sum of the Actual Net Financial Assets and the Earnings Adjustment used to determine the Adjustment exceeds the sum of the Estimated Net Financial Assets and the Proposed Earnings Adjustment;

          (ii) if the sum of the Actual Net Financial Assets and the Earnings Adjustment, if any, used to determine the Adjustment is less than the sum of the Estimated Net Financial Assets and the Proposed Earnings Adjustment but the amount of such shortfall does not exceed the sum of $3 million plus the Proposed Earnings Adjustment; then

               (A) The  Adjustment  Escrow Agent shall pay to Purchaser from the
          Adjustment Escrow an amount equal to the amount by which the sum of the Estimated Net Financial Assets and the Proposed Earnings Adjustment exceeded the sum of the Actual Net Financial Assets and the Earnings Adjustment used to determine the Adjustment, and

               (B) the Adjustment Escrow Agent shall pay to the Company from the Adjustment Escrow the remaining amount of the Adjustment Escrow (after giving effect to clause (A) above); and

          (iii) if the sum of the Actual Net Financial Assets and the Earnings Adjustment, if any, used to determine the Adjustment is less than the sum of the Estimated Net Financial Assets and the Proposed Earnings Adjustment and the amount of such shortfall exceeds the sum of $3 million plus the Proposed Earnings Adjustment, then

               (A) the Adjustment Escrow Agent shall pay to Purchaser from the Adjustment Escrow the full amount of the Adjustment Escrow, and

               (B) the Security Escrow Agent shall pay to the Purchaser from the
          Security Escrow an amount equal to the amount by which (x) the sum of the Estimated Net Financial Assets and the Proposed Earnings Adjustment exceeds (y) the sum of the Actual Net Financial Assets plus the Earnings Adjustment used to determine the Adjustment plus $3 million plus the Proposed Earnings Adjustment.

     Each of Purchaser and the Company shall timely give all necessary instructions to the Adjustment Escrow Agent and the Security Agent so that the Adjustment Escrow and (if applicable) the Security Escrow are paid and distributed in accordance with this Section 2.2(c). All payments pursuant to this Section 2.2(c) shall be by wire transfer in immediately available funds to the account or accounts designated by the Company and/or Purchaser, as the case may be, no later than two Business Days prior to such payment.

          (d) Any interest or other investment income earned for the period from the time that any portion of the Purchase Price is delivered to the Adjustment Escrow Agent pursuant to this Agreement until all amounts held in the Adjustment Escrow have been distributed in accordance with the Adjustment Escrow Agreement while held by the Adjustment Escrow Agent shall be paid to the Company in addition to, and at the same time as, payment of the Adjustment Escrow in accordance with the terms of this Agreement; provided, however, that, to the extent that any portion of the Adjustment Escrow is paid to Purchaser pursuant to of Section 2.2(c) hereof, a pro rata portion of such interest or other investment income (determined on the basis of the relative portions of the Adjustment Escrow to be paid to Purchaser and the Company, respectively, pursuant to Section 2.2(c) hereof) shall be instead paid to Purchaser. Any such interest or other investment income shall be deemed not to constitute Adjustment Escrow.

          (e) The Company and Purchaser shall each be responsible for one-half of the fees and expenses of the Adjustment Escrow Agent.

     2.3 Security Escrow. (a) At the Closing, the Company, Purchaser and such financial institution as shall have been agreed by the parties prior to the Closing Date (together with any successor jointly appointed by the Company and Purchaser, the "Security Escrow Agent") shall execute and deliver an escrow agreement substantially in the form set forth in Exhibit C hereto (the "Security Escrow Agreement"). From and after the Closing, the Security Escrow Agent shall act as escrow agent, pursuant to the Security Escrow Agreement, in effecting the payment of the amounts held in the escrow account (the "Security Escrow") under the Security Escrow Agreement.

          (b) Any interest or other investment income earned for the period from the time that any portion of the Purchase Price is delivered to the Security Escrow Agent pursuant to this Agreement until all amounts held in the Security Escrow have been distributed in accordance with the Security Escrow Agreement while held by the Security Escrow Agent shall be paid monthly to the Company or the Fund Holder, as the case may be; provided that no such payments shall be made until (i) a determination of whether any payment out of the Security Escrow pursuant to Section 2.2(c)(iii)(B) is required and (ii) if so required, such payment has been made; and provided further, that to the extent that any portion of the Security Escrow is paid to Purchaser pursuant to Section 2.2(c)(iii)(B) hereof, a pro rata portion of such interest or other investment income earned through the date of such payment (determined on the basis of the relative portions of the Security Escrow so paid and that not so paid) shall be instead paid to Purchaser at the time such portion of the Security Escrow is paid to Purchaser. Any interest or other investment income earned on amounts held in the Security Escrow shall be deemed not to constitute Security Escrow.

          (c) The Company and Purchaser shall each be responsible for one-half of the fees and expenses of the Security Escrow Agent.

     2.4 Investment of Escrow Amounts. The Adjustment Escrow Agent and the Security Escrow Agent shall each be authorized to invest the portion of the Purchase Price held by it, on receipt of instructions from the Company, in:

          (i) Commercial paper of any corporation rated at least A-1 by S&P and P-1 by Moody's;

          (ii) Negotiable  certificates of deposit of United States banks having
     (A) a long-term senior debt rating of at least A by S&P and Moody's, (B) deposits in excess of $2,000,000,000 and (C) commercial paper rating designations of at least A-1 by S&P and P-1 by Moody's;

          (iii) Repurchase agreements with any United States bank which are fully collateralized by direct obligations of the United States or obligations of agencies or sponsored agencies of the United States government, excluding in all cases collateralized mortgage obligations of any kind; and

          (iv) Money market instruments rated at least A-1 by S&P and P-1 by Moody's that are restricted to investments described in clause (iii);

provided that in no event shall any investment of the types  described in clause
(i), (ii) or (iv) exceed ten percent of the net assets of the issuer thereof and provided further that all investments shall have maturity dates on or before the anticipated dates of the relevant payments hereunder.

     The Adjustment Escrow Agent and the Security Escrow Agent shall each be authorized to register securities held by it in its name or in the name of a nominee or in bearer form and may deposit any securities or other property in a depository or a clearing corporation.

     2.5 Allocation of the Purchase Price. No later than the Closing Date, Purchaser and the Company shall jointly determine the proper allocation of the Purchase Price among the Stations. No later than 90 days following the Closing Date, Purchaser shall engage a nationally recognized appraiser to determine the proper allocation of the Purchase Price allocated to, and the Assumed Liabilities relating to, each Station among the Assets of each Station, in each case in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the "Allocation"), provided that the parties hereto agree that no part of the Purchase Price shall be allocated to any of the agreements referred to in Section 1.1(r) hereof. The Allocation shall be binding upon Purchaser and the Company, and none of the parties hereto shall file, or cause to be filed, any Tax Return, Internal Revenue Service Form 8594 or other form, or take a position with any Tax authority or jurisdiction, that is inconsistent with the Allocation without obtaining the prior written consent of the Company or Purchaser, as the case may be. The fees and disbursements of appraiser engaged in connection with the Allocation shall be paid by Purchaser.

     Article 3. Representations and Warranties Relating to the Company.

     The Company represents and warrants to Purchaser as follows:

     3.1 Organization and Standing. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Maine and has all requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state in which the operation of its business or ownership of its assets makes such qualification necessary, except where the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect.

     The Company has previously made available to Purchaser a complete and correct copy of its articles of incorporation and by-laws, each as currently in effect.

     3.2 Binding Agreement. The Company has all requisite corporate power and authority to enter into this Agreement, to execute and deliver this Agreement, the Bill of Sale, Assignment and Assumption Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Bill of Sale, Assignment and Assumption Agreement by the Company and the consummation by the Company of its obligations hereunder and thereunder have been duly and validly authorized by all necessary corporate and stockholder action on the part of the Company. This Agreement has been, and on the Closing Date the Bill of Sale, Assignment and Assumption Agreement will be, duly executed and delivered on behalf of the Company and, assuming the due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy and similar laws affecting the rights of creditors generally and to general principles of equity (whether applied at law or equity).

     3.3 Absence of Conflicting Agreements or Required Consents. Except as set forth in Section 3.3 of the Disclosure Schedule, the execution, delivery and performance by the Company of this Agreement, the Bill of Sale, Assignment and Assumption Agreement do not and will not (a) violate, conflict with or result in the breach or default of any provision of the articles of incorporation or by-laws of the Company, (b) conflict with or violate in any material respect any material Law or material Governmental Order applicable to the Company or any of its properties or assets, (c) except for (i) the notification requirements of the HSR Act and (ii) such filings with, and orders of, the FCC as may be required under the Communications Act and the FCC's rules and regulations in connection with this Agreement and the transactions contemplated hereby, require any material consent, approval, authorization or other order of, action by, registration or filing with or declaration or notification to any Governmental

Authority, or (d) conflict with, result in any violation or breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Assets, or result in the imposition or acceleration of any payment, time of payment, vesting or increase in the amount of compensation or benefit payable, pursuant to any Material Contract.

     3.4 Equity Investments. The Assets do not include any capital stock of any corporation or any equity interest in any Person.

     3.5 Financial Statements. (a) The Company has furnished to Purchaser audited balance sheets for the Company (including the Maine Media Business) as of December 28, 1996 and December 27, 1997, and audited statements of income and retained earnings, and cash flows for the years then ended, all certified by Coopers & Lybrand L.L.P., independent accountants, whose opinions thereon are included therein (collectively referred to herein as the "Audited Financial Statements"). Except as otherwise disclosed in Section 3.5 of the Disclosure Schedule, the Audited Financial Statements (including any notes thereto) present fairly, in all material respects, the financial position of the Company (including the Maine Media Business) as of December 28, 1996 and December 27, 1997, and the results of its operations and its cash flows for the years then ended and have been prepared in conformity with GAAP.

          (b) The Company has furnished to Purchaser (i) the consolidated balance sheets for the Stations as of December 31, 1994, December 31, 1995, December 31, 1996 and December 31, 1997 and consolidated statements of operations for the years then ended, in each case as set forth on pages 114 and 115 of the Confidential Memorandum (excluding, without limitation, any estimated, budgeted or projected information set forth therein) and (ii) the consolidated balance sheets for the Stations as of June 30, 1998 and consolidated statements of operations for the Stations for the six month period then ended (the financial statements referred to in clauses (i) and (ii) are collectively referred to herein as the "Unaudited Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements"). Except as otherwise disclosed in Section 3.5 of the Disclosure Schedule, the Unaudited Financial Statements (including any notes thereto) present fairly, in all material respects, the financial position of the Stations, as of the dates thereof and the results of operations for the Stations for the periods then ended and have been prepared in conformity with GAAP.

          (c) Except as set forth in Section 3.5 of the Disclosure Schedule, there are no liabilities or obligations, secured or unsecured (whether absolute, accrued, contingent or otherwise, and whether due or to become due), of the Company with respect to the Stations of a nature required by GAAP to be reflected in a corporate balance sheet, except such liabilities and obligations
(i) that are adequately accrued or reserved against in the Financial Statements or disclosed in the notes thereto (ii) that were incurred after June 30, 1998 either in the ordinary course of business consistent with past practice or in connection with the transactions contemplated by this Agreement or (iii) that are immaterial in amount.

     3.6 Title to Assets; Related Matters. Except for Permitted Exceptions or as disclosed in Section 3.6 of the Disclosure Schedule (i) the Company has good, valid and marketable title (as measured in the context of their current uses) to, or, in the case of leased or subleased assets, valid and subsisting leasehold interests (as measured in the context of their current uses) in, or otherwise has the right to use, all of the Assets, free and clear of all Encumbrances (except for any assets sold or otherwise disposed of, or with respect to which the lease, sublease or other right to use such Asset has expired or has been terminated, in each case after the date hereof solely to the extent permitted under Section 5.1(a) hereof),
(ii) each lease or sublease pursuant to which any Leased Property is leased by the Company is legal, valid and binding on the Company and, to the Company's Knowledge, the other parties thereto and grants the leasehold interest it purports to grant, including, without limitation, any rights to nondisturbance and peaceful and quiet enjoyment that may be contained therein, and the Company, and to the Company's Knowledge each other party thereto, is in compliance in all material respects with the provisions of such leases and subleases, (iii) the Assets, together with the Excluded Assets, constitute all the assets and rights of the Company and its Affiliates used in or necessary for the operation of the Business as currently conducted, (iv) except for Equipment scheduled to be replaced by the Company's capital expenditure budget, the Real Property, Leased Property and Equipment is, in all material respects, in good operating condition and repair (ordinary wear and tear excepted) taking into account the age thereof, (v) there are no contractual or legal restrictions to which the Company is a party or by which the Real Property is otherwise bound that preclude or restrict in any material respect the Company's ability to use the Real Property for the purposes for which it is currently being used and (vi) no portion of the Real Property or Leased Property is the subject of, or affected by, any condemnation, eminent domain or inverse condemnation proceeding currently instituted or, to the Company's Knowledge, threatened. On the Closing Date, the Company shall sell, convey, assign, transfer and deliver to Purchaser all of the Company's right, title and interest in and to all of the Assets, free and clear of all Encumbrances other than Permitted Exceptions, Encumbrances disclosed in
Section 3.6 of the Disclosure Schedule and Encumbrances arising from Purchaser's acts. Schedule 1.1(d) contains a true and correct list of all Real Property owned by the Company used in the Business (other than the Excluded Assets).

     3.7 Absence of Certain Changes, Events and Conditions. Since June 30, 1998, except as otherwise provided in or contemplated by this Agreement, as disclosed in Section 3.7 of the Disclosure Schedule:

          (a) Other than in the ordinary course of business consistent with past practice, the Company has not sold, transferred, leased, subleased, licensed or otherwise disposed of any material assets used in the Business, other than the sale of obsolete Equipment;

          (b) (i) the Company has not granted any increase, or announced any increase, in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable to any of the Business Employees, including, without limitation, any increase or change pursuant to any Employee Benefit Plan, or (ii) established, increased or accelerated the payment or vesting of any benefits under any Employee Benefit Plan with respect to Business Employees, in either case except (A) as required by Law, (B) that involve only increases consistent with the past practices of the Company or (C) as required under any existing agreement or arrangement;

          (c) the Company has not made any material change in any method of accounting or accounting practice or policy used by the Company, other than changes required by law or under GAAP;

          (d) the Company has not suffered any extraordinary casualty loss or damage with respect to any material assets used in the Business, whether or not covered by insurance;

          (e) there has not been any Material Adverse Effect;

          (f) except in connection with the transactions contemplated hereby, the Business has been conducted in all material respects only in the ordinary and usual course consistent with past practice;

          (g) the Company has not created, incurred, assumed or guaranteed any Indebtedness, except for net borrowings under existing lines of credit;

          (h) other than in the ordinary course of business, the Company has not compromised, settled, granted any waiver or release relating to, or otherwise adjusted any Action, material Liabilities or any other material claims or material rights of the Business; and

          (i) the Company has not entered into any agreement, contract, commitment or arrangement to do any of the foregoing.

     3.8 Litigation. Except as disclosed in Section 3.8 of the Disclosure Schedule, as of the date hereof, (i) there are no Actions against the Company relating to the Business or the Assets pending, or, to the Company's Knowledge, threatened to be brought by or before any Governmental Authority, (ii) to the Company's Knowledge, the Company is not subject to any Governmental Orders (nor, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) relating to the Business or the Assets and (iii) there is no Action pending, or, to the Company's Knowledge, threatened to be brought before any Governmental Authority, that seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

     3.9 Insurance. Section 3.9 of the Disclosure Schedule lists all insurance policies of the Company as of the date hereof relating to the Assets or the Business (the "Insurance Policies"). Except as set forth in either Section 3.9 or Section 3.14 of the Disclosure Schedule, (i) all insurance policies relating to the Assets or Business to which the Company is a party or under which the Assets or the Business is covered (or replacement policies therefor) are in full force and effect, and the Company has paid all premiums due and is not in default, (ii) no notice of cancellation or non-renewal with respect to, or disallowance of any claim under, any such policy has been received by the Company and (iii) to the Company's Knowledge, the Company has not been refused insurance with respect to the Business or Assets, nor has coverage with respect to the Business or Assets been previously canceled or limited, by an insurer to which the Company has applied for such insurance, or with which the Company has held insurance, within the last three years.

     3.10 Material Contracts. Section 3.10 of the Disclosure Schedule sets forth all Material Contracts, including, without limitation, all amendments thereof, as of the date hereof.

Complete and accurate copies of all written Material Contracts listed in Section
3.10 of the Disclosure Schedule and accurate summaries of the material terms of all oral Material Contracts have been delivered or made available to Purchaser (except as otherwise noted therein). Except as set forth in Section 3.10 of the Disclosure Schedule, (1) each Material Contract and each other contract or agreement that is material to the Business is legal, valid and binding on the Company and, to the Company's Knowledge, the other parties thereto, (2) the Company is not in default under any Material Contract or other contract or agreement that is material to the Business and no event has occurred or failed to occur that, with or without the giving of notice or the lapse of time or both, would result in such a default and (3) to the Company's Knowledge, no other party to any Material Contract or other contract or agreement that is material to the Business has breached or is in default thereunder.

     3.11  Permits and  Licenses;  Compliance  with Law.  Except as disclosed in
Section 3.11 of the Disclosure Schedule, (i) the Company currently holds all the material permits, licenses, authorizations, certificates, exemptions and approvals of Governmental Authorities or other Persons including, without limitation, Environmental Permits, necessary for the current operation and the conduct (as it is being conducted prior to the Closing) of the Business, other than the FCC Licenses (which are provided for in Section 3.12 hereof) (collectively, "Permits"), and all material Permits are in full force and effect, (ii) since November 1, 1996, the Company has not received any written notice from any Governmental Authority revoking, canceling, rescinding, modifying or refusing to renew any material Permit and (iii) the Company is in material compliance with the requirements of all material Permits.

     Except as disclosed in Section 3.11 of the Disclosure Schedule (i) the Company is in compliance in all material respects with all Laws and Governmental Orders, other than the FCC Licenses, the Communications Act and the rules and regulations of the FCC (which are provided for in Section 3.12 hereof), applicable to the conduct of the Business as it is being conducted prior to the Closing and (ii) the Company has not been charged since November 1, 1996 by any Governmental Authority with a violation of any Law or any Governmental Order relating to the conduct of its business, which charge has not been fully resolved and, to the extent required, accounted for.

     3.12 FCC Licenses. Except as disclosed in Section 3.12 of the Disclosure Schedule, (i) the Company holds the FCC Licenses listed in Section 3.12 of the Disclosure Schedule, which FCC Licenses expire on the respective dates set forth in Section 3.12 of the Disclosure Schedule; (ii) Section 3.12 of the Disclosure Schedule sets forth a true and complete list of any and all pending applications filed with the FCC by the Company, true and complete copies of which have been delivered to Purchaser or made available for inspection by Purchaser; (iii) the FCC Licenses listed in Section 3.12 of the Disclosure Schedule constitute all of the licenses and authorizations required under the Communications Act and the current rules and regulations of the FCC in connection with the operation of the Stations as currently operated; (iv) the FCC Licenses are in full force and effect through the dates set forth in Section 3.12 of the Disclosure Schedule, and there is not pending or, to the Knowledge of the Company, threatened, any action by or before the FCC to revoke, suspend, cancel, rescind, modify, or refuse to renew in the ordinary course any of the FCC Licenses; (v) the Stations are operating in compliance with the FCC Licenses and in compliance in all material respects with the Communications Act and the current rules and regulations of the FCC and have been assigned digital television frequencies; and (vi) to the Company's Knowledge, there exist no facts, conditions or events relating to the Company that would reasonably be expected to cause the revocation of an FCC License or denial by the FCC of the application for consent to the assignment of the FCC Licenses as provided in this Agreement. The Company has filed all reports, forms and statements, including, without limitation, construction permit applications for digital television channels, required to be filed by the Company with the FCC and maintained its public files in accordance with the rules and regulations of the FCC.

     3.13 Environmental Matters. Except as disclosed in Section 3.13 of the Disclosure Schedule, to the Company's Knowledge, (i) Hazardous Materials have not been Released on any Real Property except in material compliance with applicable Law; (ii) there have been no events related to the Business or the Real Property that would reasonably be expected to give rise to any material liability under any Environmental Law; (iii) the Business, the Real Property and the Leased Property is now, and for the past five years has been, in material compliance with all applicable Environmental Laws and there are no extant conditions that would reasonably be expected to constitute an impediment to such compliance in the future; (iv) the Business has disposed of all wastes arising from or otherwise relating to its business, including those wastes containing Hazardous Materials, in material compliance with all applicable Environmental Laws (including the filing of any required reports with respect thereto) and Environmental Permits and (v) there are no pending or, to the Company's Knowledge, threatened Environmental Claims against the Company relating to the Real Property.

     3.14 Employee Benefit Matters. The Company has made available to Purchaser copies of all material Employee Benefit Plans (including, without limitation, all plans governed by ERISA, providing pension benefits or providing health, life insurance or disability benefits), which plans are set forth in Section
3.14 of the Disclosure Schedule. Except as set forth in Section 3.14 of the Disclosure Schedule, all such Employee Benefit Plans are in compliance with the terms of the applicable plan and the requirements prescribed by applicable law currently in effect with respect thereto (including Sections 4980B and 5000 of the Code), and the Company has performed in all material respects all obligations required to be performed by it under, and is not in default under or in violation of, any of the terms of such Employee Benefit Plans where any such noncompliance, nonperformance, default or violation would, individually or in the aggregate, be reasonably expected to result in liability in excess of $25,000. The Company has no post-retirement welfare obligations with respect to the Business for other than Business Employees of WGME-TV and Corporate Office Employees. The Company has not incurred, and, to the Knowledge of the Company, no event, transaction or condition has occurred or exists which is reasonably expected to result in the occurrence of, any liability to the Pension Benefit Guaranty Corporation (other than contributions to the plan and premiums to the Pension Benefit Guaranty Corporation, which in either event are not in default) or any "withdrawal liability" within the meaning of Section 4201 of ERISA, or any other liability pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code relating to employee benefit plans, in any such case relating to any Employee Benefit Plan or any pension plan maintained by any company that during the last five years was or currently would be treated as a single employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA affiliate"), where individually or in the aggregate, in any of such events, any such liability would be in excess of $25,000. Except as set forth in Section 3.14 of the Disclosure Schedule and except for such matters that would not, individually or in the aggregate, reasonably be expected to result in liability in excess of $25,000, each Employee Benefit Plan intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination letter that such plan is so qualified and the trusts maintained thereunder are exempt from taxation under Section 501(a) of the Code and, to the Company's Knowledge is so qualified, and no such Employee Benefit Plan holds employer securities. Except as set forth in Section 3.14 of the Disclosure Schedule, neither the Company nor any ERISA Affiliate has ever made or been obligated to make, or reimbursed or been obligated to reimburse another employer for, contributions to any multiemployer plan (as defined in ERISA Section 3(37)). Except as set forth in
Section 3.14 of the Disclosure Schedule, the Employee Benefit Plans are not presently under audit or examination (and have not received notice of a potential audit or examination) by any governmental authority, and no matters are pending with respect to the Qualified Plan under any governmental compliance programs. With respect to each Employee Benefit Plan, there have been no violations of Code Section 4975 or ERISA Sections 404 or 406 as to which successful claims would, individually or in the aggregate, result in liability in excess of $25,000 for the Company or any Person required to be indemnified by it. Except as set forth in Section 3.14 of the Disclosure Schedule and except as expressly provided in this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of the Company or any ERISA affiliate to severance pay, unemployment compensation or other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer. There are no pending, or, to the Company's Knowledge, threatened or anticipated claims by or on behalf of any Employee Benefit Plan, by any employee or beneficiary covered under any such plan, or otherwise involving any such plan (other than routine claims for benefits) where any such pending, threatened or anticipated claims would, individually or in the aggregate, reasonably be expected to result in liability in excess of $25,000. The $25,000 liability threshold in this Section 3.14 is intended to apply only to this Section 3.14, and is in no way intended to be used in defining materiality anywhere in this Agreement.

     3.15 Labor Relations. Section 3.15 of the Disclosure Schedule sets forth a list of all labor organizations recognized as representing the employees of the Business. Complete and accurate copies of all collective bargaining agreements and other labor union contracts between the Company and any such labor organizations have been delivered or made available to Purchaser. Other than as set forth in Section 3.15 of the Disclosure Schedule, (i) the Company is not party to any collective bargaining agreement or other labor union contract applicable to employees of the Business, (ii) there are no strikes, slowdowns or work stoppages pending or, to the Company's Knowledge, threatened between the Company and any employees of the Business and the Company has not experienced any such strike, slowdown, or work stoppage within the past two years, in each case other than any such strike, slowdown or work stoppage after the date hereof arising out of or relating to the transactions contemplated hereby, (iii) there are no unfair labor practice complaints pending or, to the Company's Knowledge, threatened against the Business relating to employees of the Business before the National Labor Relations Board or any other Governmental Authority or, to the Company's Knowledge, any current union representation questions involving employees of the Business and (iv) the Company is in compliance in all material respects with its obligations under all Laws and Governmental Orders governing its employment practices with respect to employees of the Business, including, without limitation, provisions relating to wages, hours and equal opportunity, employment discrimination, workers' compensation, family and medical leave, the Immigration Reform and Control Act, and occupational safety and health requirements, (v) to the Company's Knowledge, all Persons classified by the Company as independent contractors with respect to the Business do satisfy the requirements of law to be so classified, and the Company has fully and accurately reported their compensation on IRS Forms 1099 when required to do so, and (vi) there is no charge or compliance proceeding actually pending or, to the Company's Knowledge, threatened against the Company with respect to employees of the Business before the Equal Employment Opportunity Commission or any state, local, or foreign agency responsible for the prevention of unlawful employment practices.

     3.16 Intellectual Property. Section 3.16 of the Disclosure Schedule includes a complete list of all call letters of the Stations (the "Call Letters"). Except as disclosed in Section 3.16 of the Disclosure Schedule, (i) the rights of the Company in or to the Call Letters and, to the Company's Knowledge, the other Intellectual Property do not conflict with or infringe on the rights of any other Person, (ii) the Company has not received any claim from any Person that the rights of the Company in or to the Intellectual Property conflict with or infringe on the rights of any other Person and, to the Company's Knowledge, no such claim is threatened, (iii) the Company owns (free and clear of any Encumbrances other than Permitted Exceptions), is licensed or otherwise has the right to use all Intellectual Property necessary for the conduct of the Business as currently conducted by the Company except where the failure to have such rights would not reasonably be expected to impair the operations of the Business in any material respect and (iv) to the Company's Knowledge, no other Person is infringing or diluting the rights of the Company with respect to the Intellectual Property.

     3.17 Taxes. Except as disclosed in Section 3.17 of the Disclosure Schedule and except relating exclusively to the Maine Media Business, (a) all material Tax Returns required to be filed by the Company have been timely filed and all such Tax Returns are correct and complete in all material respects; (b) all Taxes required to be paid by the Company, whether or not shown as due on such Tax Returns, have been timely paid other than such Taxes, if any, as are described in Section 3.17 of the Disclosure Schedule and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Company's financial statements; (c) there is no action, suit, proceeding, investigation, audit or claim pending or, to the Company's Knowledge, threatened with respect to Taxes of the Company or for which the Company may be liable, and no adjustment relating to such Taxes of the Company has been proposed in writing by any Tax authority and remains unresolved; (d) there are, and immediately prior to the Closing there will be, no Tax liens on any of the assets of the Company (other than liens for Taxes that are not yet due and payable); and (e) all Taxes that the Company is required to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Tax authority.

     3.18 Commissions. With the exception of any responsibility that the Company has to Lazard Freres & Co. LLC, whose fee will be paid by the Company, and the fees and incentive compensation set forth in Section 3.18 of the Disclosure Schedule, which fees and compensation will be paid by the Company, there is no broker or finder or other Person who has any valid claim against the Company, Purchaser, or any of their respective Affiliates or any of their respective assets for a commission, finders' fee, brokerage fee or other similar fee in connection with this Agreement, or the transactions contemplated hereby, by virtue of any actions taken by on or behalf of the Company, its stockholders or the Company's officers, employees or agents.

     3.19 Affiliate Transactions. Except as set forth in Section 3.19 of the Disclosure Schedule or as expressly otherwise provided or permitted in this Agreement, since December 27, 1997 the Company has not engaged in any transaction with any Affiliate thereof that was material to the Business, and the Company is not a party to any material agreements or arrangements with any Affiliates that will continue in effect after the Closing for the Purchaser that are not immediately terminable by the Purchaser without payment of any penalty or premium.

     3.20 Accuracy and Completeness of Representations and Warranties. No representation or warranty made by the Company in this Article 3 contains any untrue statement of a material fact or omits a material fact necessary in order to make the representation or warranty not misleading.

     Article 4. Representations and Warranties of Purchaser.

     Purchaser represents and warrants to the Company as follows:

     4.1 Organization and Standing. Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business.

     4.2 Binding  Agreement.  Purchaser  has all requisite  corporate  power and authority to enter into this Agreement, to execute and deliver this Agreement and the Bill of Sale, Assignment and Assumption Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Bill of Sale, Assignment and Assumption Agreement by Purchaser and the consummation by Purchaser of its obligations hereunder and thereunder have been duly and validly authorized by all necessary corporate and stockholder action on the part of Purchaser. This Agreement has been and, on the Closing Date, the Bill of Sale, Assignment and Assumption Agreement will be duly executed and delivered on behalf of Purchaser and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to applicable bankruptcy and similar laws affecting the rights of creditors generally and to general principles of equity (whether applied at law or equity).

     4.3 Absence of Conflicting Agreements or Required Consents. Except as set forth in Section 4.3 of the Disclosure Schedule, the execution, delivery and performance by Purchaser of this Agreement and the Bill of Sale, Assignment and Assumption Agreement do not and will not (a) violate, conflict with or result in the breach or default of any provision of the certificate or articles of incorporation or by-laws of Purchaser, (b) materially conflict with or materially violate any material Law or material Governmental Order applicable to Purchaser or any of its properties or assets, (c) except for (i) the notification requirements of the HSR Act, (ii) such filings with, and orders of, the FCC as may be required under the Communications Act and the FCC's rules and regulations in connection with this Agreement and the transactions contemplated hereby and (iii) such matters that would not reasonably be expected to materially impair or delay the consummation of the transactions contemplated hereby, require any consent, approval, authorization or other order of, action by, registration or filing with or declaration or notification to any Governmental Authority or any other Person or (d) except for such matters that would not reasonably be expected to materially impair or delay the consummation of the transaction contemplated hereby, conflict with, result in any violation or breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Purchaser's assets pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license or permit, or franchise to which Purchaser is a party or by which its assets are bound.

     4.4 Litigation. Except as described in Section 4.4 of the Disclosure Schedule, there are no Actions pending or, to Purchaser's knowledge, any Action threatened to be brought by or before any Governmental Authority, against Purchaser or any of its Affiliates that (i) seeks to question, delay or prevent the consummation of the transactions contemplated hereby or (ii) would reasonably be expected to affect adversely the ability of Purchaser to fulfill its obligations hereunder, including without limitation, Purchaser's obligations under Articles 1 and 2 hereof.

     4.5 Commissions. With the exception of any responsibility that Purchaser has to Salomon Smith Barney Inc. whose fees will be paid by Purchaser, there is no broker or finder or other Person who has any valid claim against the Company, Purchaser, any of their respective Affiliates or any of their respective assets for a commission, finders' fee, brokerage fee or other similar fee in connection with this Agreement, or the transactions contemplated hereby, by virtue of any actions taken by on or behalf of Purchaser, or its officers, employees or agents.

     4.6 Financing. Purchaser will at Closing have sufficient funds to pay the Purchase Price pursuant to this Agreement and otherwise to satisfy its obligations hereunder.

     4.7 Purchaser's Qualification. Except as set forth in Section 4.7 of the Disclosure Schedule, (i) Purchaser does not know of any fact or circumstance that could reasonably be expected to result in a finding by the FCC that Purchaser is not qualified legally, financially or otherwise to be the licensee of the Stations as its operations are now being conducted and (ii) except as set forth in Section 4.7 of the Disclosure Schedule, Purchaser does not know of any policy, rule, regulation or ruling of the FCC that could reasonably be expected to be violated by the acquisition of the Stations by Purchaser.

     4.8 Accuracy and Completeness of Representations and Warranties. No representation or warranty made by Purchaser in this Article 4 contains any untrue statement of a material fact or omits a material fact necessary in order to make the representation or warranty not misleading.

     Article 5. Covenants and Agreements.

     5.1 Conduct of the Business Prior to Closing; Access. The Company covenants as follows:

          (a) Between the date hereof and the Closing, except as contemplated by this Agreement or as described in either Section 3.7 or Section 5.1 of the Disclosure Schedule, or except with the consent of Purchaser (which consent shall not be unreasonably withheld), the Company will operate the Business in the ordinary course of business consistent with past practice and shall use commercially reasonable efforts to (1) preserve intact the Business and preserve the Business's relationships with customers, suppliers, licensees, licensors, the networks with whom the Stations are affiliated and others having business dealings with the Stations, (2) maintain the Business's inventory of supplies, parts and other materials and keep its books of account, records and files, in each case in the ordinary course of business consistent with past practice, (3) maintain the material items of Real Property, Leased Property and Equipment substantially in their present condition, ordinary wear and tear excepted, (4) pay or discharge all cash and barter obligations in the ordinary course of business, (5) bring current as of the Closing Date all payments due and payable under Program Contracts in accordance with their terms as in effect on the date hereof (with respect to Program Contracts existing as of the date hereof) or on the date originally entered into (with respect to Program Contracts entered into after the date hereof) and (6) maintain its corporate existence. Without limiting the generality of the foregoing, between the date hereof and the Closing, except as contemplated by this Agreement or as described in either Section 3.7 or Section 5.1 of the Disclosure Schedule, or except with the consent of Purchaser (which consent shall not be unreasonably withheld, except in the case of any consent relating to the entering into of any Program Contract providing for payments in excess of $30,000 or having a term greater than one year (other than any Program Contract that will be fully satisfied, discharged and performed prior to the Closing), in which case Purchaser may grant or withhold its consent in its absolute discretion (and the parties hereto further agree that no such consent unreasonably withheld shall be taken into account in any determination of whether a Material Adverse Effect has occurred), and any consent shall be deemed given unless withheld in writing no later than four Business Days after Purchaser's receipt of a written request for such consent), the Company will not with respect to the Business:

               (i) create, assume or subject any of the assets of the Business to any Encumbrance, other than Permitted Exceptions and Encumbrances that will be released at or prior to the Closing;

               (ii) make any material changes in the operations of the Business;

               (iii) other than, in each case, in the ordinary course of business consistent with past practice, sell, transfer, lease, sublease, license or otherwise dispose of any material assets of the Business, other than the sale of obsolete Equipment that has been or is replaced with Equipment of like kind;

               (iv) (A) grant any increase, or announce any increase, in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable by the Company to any of the officers or key employees of the Business, including, without limitation, any increase or change pursuant to any Employee Benefit Plan, or (B) establish or increase or promise to increase or accelerate the payment or vesting of any benefits under any Employee Benefit Plan with respect to officers or employees of the Business, in the case of either (A) or
          (B) except (I) as required by Law, (II) that involve only increases consistent with the past practices of the Company but in no event more than 5%, (III) as required under any existing agreement or arrangement, (IV) that involve increases related to promotions to the extent such increases result in the compensation and benefits of the relevant employee being consistent with the compensation and benefits provided to the holder of such position in the past or (V) that relate to the supplemental executive retirement plans identified in Section
          3.14 of the Disclosure Schedule;

               (v) make any change in any method of accounting or accounting practice or policy used by the Company, other than as required by law or under GAAP;

               (vi) fail to maintain in full force and effect all of its existing casualty, liability or other insurance through the Closing in amounts at least equal to those in effect on the date hereof;

               (vii) make any capital expenditures in excess of $500,000 in the aggregate that are not contemplated in the capital improvements budgeted for 1998;

               (viii) (A) amend the payment terms of any Program Contract to provide that payments that would otherwise be made prior to the Closing are made after the Closing or (B) acquire, enter into, modify, change or extend the term of (x) any Program Contract providing for payments in excess of $10,000 or with a term greater than one year or
          (y) Program Contracts not subject to clause (x) that in the aggregate provide for payments in excess of $200,000;

               (ix) acquire, enter into, modify, change or extend the term of any Material Contract, provided that this clause (ix) will not apply to the acquisition or entering into of any new Material Contract not otherwise subject to clauses (i) to (viii) or clauses (x) to (xvi) hereof with respect to which all Liabilities of the Company thereunder will be fully satisfied, discharged and performed prior to the Closing with no adverse effect on Purchaser;

               (x) compromise, settle, grant any waiver or release relating to, or otherwise adjust, any material Action, material Liabilities or any other material claims or material rights;

               (xi) enter into any new agreement, contract, commitment or arrangement with any Affiliate of the Company that will be binding upon Purchaser, the Assets or the Stations after the Closing;

               (xii) apply to the FCC for any construction permit that would adversely affect the Stations' present operations, or make any material change in the Stations' buildings, leasehold improvements, or fixtures;

               (xiii) except with respect to promotion during ratings sweep periods (which shall not be subject to this clause (xiii)), enter into any trade, barter or similar agreements (other than Program Contracts) for the sale of advertising time that would be binding on the Stations after the Closing for any property or services in lieu of or in addition to cash that requires the provision of broadcast time having a value that exceeds $10,000 in any individual agreement or $200,000 in the aggregate;

               (xiv) take any action, or refrain from taking any action, that would constitute a material breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any Material Contract;

               (xv) enter into or renew any time sales agreement except in the ordinary course of business for a term not exceeding 12 months; or

               (xvi)  enter  into  any   agreement,   contract,   commitment  or
          arrangement to do any of the foregoing.

          (b) Pending the Closing, the Company shall:

               (1) Give to Purchaser and its representatives reasonable access during normal business hours to all of the employees, properties, books and records of the Company and furnish Purchaser and its representatives with such information concerning the Company as
          Purchaser may reasonably require, including such access and cooperation as may be necessary to allow Purchaser and its representatives to interview the employees, to examine the books and records of the Company, and to inspect the Real Property and Equipment (which right of access shall not be exercised in any way which would unreasonably interfere with the normal operations, business or activities of the Company);

               (2) Furnish to Purchaser within 20 days after the end of each month ending between the date of this Agreement and the Closing an unaudited statement of income and expense and a balance sheet for each Station for the month just ended; and

               (3) From  time to time,  furnish  to  Purchaser  such  additional
          information   (financial  or  otherwise)  concerning  the  Company  as
          Purchaser may reasonably request (which right to request information shall not be exercised in any way which would unreasonably interfere with the normal operations, business or activities of the Company).

          (c) Pending the Closing, the Company will maintain the validity of the FCC Licenses and comply with all requirements and the rules and regulations of the FCC in the operation of the Stations and will prepare and timely file with the FCC and diligently prosecute any necessary applications for renewal of the FCC Licenses and for construction permit applications for digital television channels. The Company will deliver to Purchaser, within ten Business Days after delivery or receipt, copies of any reports, applications or communications to or from the FCC or its staff related to the Stations which are delivered or received between the date of this Agreement and the Closing Date.

          (d) Pending the Closing, the Company will maintain the Business's promotional activities and expenditures in the aggregate in all material respects in accordance with the Company's budget and will use its reasonable best efforts to maintain all affiliation agreements with television networks for the Stations.

     5.2 Post-Closing Covenants and Agreement, and Other Employee Benefit Matters. (a) Purchaser shall at all reasonable times after reasonable notice to Purchaser from and after the Closing, make available without cost, for inspection and/or copying by the Company and any Person that was a stockholder of the Company during any of the tax years (or portions thereof) immediately preceding the Closing for which the relevant statute of limitations (including any waiver thereof) has not expired, or their respective representatives, the books and records of the Business for such tax years (or portions thereof). Such books and records shall be preserved by Purchaser until the later of the closing by tax audit of, or the expiration of the relevant statute of limitations (including any waiver thereof) with respect to, all open tax periods of the Company and such stockholders prior to and including the time immediately prior to the Closing. After the period set forth above, Purchaser may destroy the books and records in its possession unless, before expiration of such notice period, a former stockholder objects in writing to the destruction of any or all of such books and records, in which case such books and records shall be delivered to the objecting Person at the expense of the objecting Person. Notwithstanding the foregoing, Purchaser shall continue to preserve and, at all reasonable times after the Closing, to make available without cost, for inspection and/or copying by any Person that was a trustee or other fiduciary under the Employee Benefit Plans identified in Section 5.2 of the Disclosure Schedule, the books and records of such Employee Benefit Plan and the books and records of the Business relating thereto.

          (b) Effective as of the Closing, Purchaser shall offer employment to all then employees of the Business, on such terms and conditions as Purchaser shall establish (except that base cash compensation shall be comparable to their existing base cash compensation), subject to the terms of any collective bargaining agreement assumed by Purchaser under Section 5.2(e) and any employment agreements with specific Business Employees, and shall assume responsibility for all inactive employees of the Business, subject to the terms of this Section 5.2 and the collective bargaining agreements assumed by Purchaser under Section 5.2(e); provided, however, that any employee of the Business who is not actively employed on the day of the Closing shall be offered employment by Purchaser following the end of any inactive period (whether on account of leave, layoff, injury or disability) but only to the extent that the Company would have been obligated to offer active employment to such person upon the end of such inactive period. Notwithstanding the foregoing, Purchaser shall not have any obligation to offer employment to any employees of the Corporate Office ("Corporate Office Employees"), as described in Section 5.2(b) of the Disclosure Schedule, and its only obligations with respect to Corporate Office Employees shall be to provide such benefits to Corporate Office Employees to which they would be entitled under the benefit plans assumed by Purchaser under
Section 5.2(f), except under the New Pension Plan, and to provide COBRA benefits to the extent set forth in Section 5.2(k). Nothing in this Section 5.2(b) is intended to limit the ability of Purchaser to terminate the employment of any employee after the Closing.

          (c) Subject to applicable law and the terms of any collective bargaining agreement assumed pursuant to this Agreement, Purchaser shall establish and maintain for a period of one year after the Closing Date or the term of their employment by Purchaser, whichever is less, for employees of the Business as of the Closing Date, benefits that, in the aggregate, are no less favorable than the benefits maintained by the Purchaser for similarly situated employees of Purchaser, provided that the foregoing will not prohibit or in any manner restrict Purchaser from terminating or changing the individual terms of employment of any Business Employee or require Purchaser to maintain any specific benefits or Employee Benefit Plans. Purchaser shall give employees of the Business as of the Closing Date and former and inactive Business Employees credit for their service with the Company or any of its Subsidiaries prior to the Closing, to the same extent that such service would have been credited by Purchaser (if they had been employed by Purchaser for such period of service), for all purposes under all employee benefit plans or arrangements maintained by Purchaser for current, former and inactive Business Employees (including any waiting periods). In addition, Purchaser shall, if applicable, (i) cause any pre-existing condition limitation to be waived and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to current, former and inactive Business Employees with respect to similar plans maintained by the Company prior to the Closing.

          (d) Purchaser will assume and indemnify and hold harmless the Company Indemnified Parties against all Liabilities with respect to severance benefits arising in connection with or following the Closing pursuant to the agreements set forth in Sections 3.14.1 and 3.14.2 of the Disclosure Schedule (subject to the right of recovery set forth in Section 5.8(a)), or pursuant to any collective bargaining agreement or other agreements with Business Employees assumed either pursuant to this Agreement or by operation of law. With respect to all current and inactive Business Employees immediately prior to the Closing not covered by the agreements referenced in the immediately preceding sentence,
(x) for a period ending not less than one year after the Closing Purchaser will provide such Business Employees with the same severance benefits as Purchaser provides for similarly situated employees of Purchaser (which benefits, as of the date hereof, are described in Section 5.2(d) of the Disclosure Schedule) and
(y) Purchaser will assume and indemnify and hold harmless the Company Indemnified Parties against all Liabilities with respect to severance benefits arising in connection with or following the Closing.

          (e) From and after the Closing, Purchaser shall assume all of the collective bargaining agreements (including, without limitation, pursuant to the specified provisions of the collective bargaining agreements set forth in Section 5.2 of the Disclosure Schedule) and other labor contracts with respect to any Business Employees existing immediately prior to the Closing.

          (f) From and after the Closing, Purchaser shall assume sponsorship of the WOKR-TV Partners 401(k) Plan, the New Pension Plan, and assume responsibilities of all Employee Benefits Plans that provide post-retirement life insurance or health, or short-term or long-term disability benefits and be responsible for any benefits under such Employee Benefit Plans (i) to which any current, former or inactive Business Employee or Corporate Office Employee, or a beneficiary or dependent of any current, former or inactive Business Employee or Corporate Office Employee (each a "Beneficiary"), has already become entitled,
(ii) which commenced or (iii) to which any current, former or inactive Business Employee or Corporate Office Employee has already become qualified by reason of age and years of service as of the Closing, to the extent such persons are identified in Section 5.2(f) of the Disclosure Schedule (which section shall be updated, if necessary, at Closing). From and after the Closing, Purchaser shall also pay to the Business Employees and Corporate Office Employees listed in
Section 5.2(f) of the Disclosure Schedule the supplemental retirement benefits provided under the applicable Guy Gannett supplemental retirement plan. The Company shall cause such Employee Benefit Plans to be amended to the extent necessary or appropriate to effect the foregoing.

          (g) From and after the Closing, Purchaser shall assume and be responsible for any workers' compensation benefits payable to a Business Employee, Beneficiary or dependent of a Business Employee on or after the Closing, including any such benefits that are attributable to any injury or illness that occurred or existed prior to the Closing to the extent not covered by the Company's workers' compensation insurance policy.

          (h) For a period of 90 days after the Closing, Purchaser shall not implement any employment terminations, layoffs or hours reductions or take any other action which could result in a "plant closing" or "mass layoff," as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") or similar events under applicable state law, affecting in whole or in part any facility, site of employment or operating unit, or any employee employed by the Business, or which could require either Purchaser to give notice or take any other action required by WARN or applicable state law.

          (i) With respect to the Guy Gannett Retirement Plan (the "Seller Pension Plan"), the Company and the Purchaser agree as follows:

          (A) Prior to the Closing Date, the Company shall establish a spin off defined benefit plan (the "New Pension Plan") and trust (the "Trust") for the post-Closing benefit of the Business Employees and Beneficiaries who participate in the Seller Pension Plan. With respect to the Seller Pension Plan, Business Employees shall cease to accrue benefits and service credits under such Plan as of the Closing. As soon as practicable following the Closing, the Company shall cause its actuary to calculate the amount of assets to be allocated to the New Pension Plan for the benefit of the Business Employees. Such allocation shall be calculated under Section 414(l)(2) of the Code, without regard to paragraph 2(d) thereof. The Company shall cause the amount of assets (the "Section 414 Amount") (determined as of the end of the month in which the Closing occurs) to be transferred to the Trust. The Company shall not amend the Seller

Pension Plan or the New Pension Plan to 100% vest Business Employees' benefits under such Plans. Contingent upon the transfer of the Initial Transfer Amount (as described in Section 5.2(i)(B) hereof) to the New Pension Plan, Purchaser shall assume all liabilities of the Company and its affiliates with respect to Business Employees and Beneficiaries under the Seller Pension Plan and Trust and shall become with respect to such Business Employees and Beneficiaries responsible for all acts, omissions and transactions under or in connection with such Seller Pension Plan and Trust, whether arising before, on or after the Closing, except (i) if the Company has obtained at or prior to the Closing a prepaid fiduciaries' insurance and indemnification policy substantially on the terms set forth in Section 5.2(i) of the Disclosure Schedule under which Purchaser is a named insured (a" Prepaid Fiduciary Insurance Policy"), except for liabilities arising out of willful misconduct or gross negligence of the trustees before the Closing and (ii) if the Company is unable to obtain such policy, except for liabilities arising out of willful misconduct, recklessness or negligence of the trustees before the Closing.

          (B) All transfers to the New Pension Plan shall be made in accordance with the provisions of this Section 5.2(i). As soon as practicable, but in no event after the later of (i) 30 days after the Closing Date or (ii) 45 days after the filing of Form 5310A by each plan ("Initial Transfer Date"), the Company shall cause its trust to make an initial transfer of assets in cash (except as set forth in Section 5.1 of the Disclosure Schedule) equal to 80% of the amount estimated by the Company in good faith to be equal to X (as defined below) ("Initial Transfer Amount"). As soon as practicable after the final determination of the amounts to be transferred ("True-Up Date"), the Company shall, except as otherwise provided herein, cause a second transfer to be made in cash (except as set forth in Section 5.1 of the Disclosure Schedule) of the "True-Up Amount." The True-Up Amount shall be equal to the sum of the following amount with respect to the Seller Pension Plan:

     (X minus Initial Transfer Amount), minus benefit payments and reasonable administration expenses attributable to Business Employees, adjusted for Earnings,

where X equals the Section 414 Amount, as of the last day of the month in which the Closing occurs. "Earnings" shall be calculated (i) from the last day of the month following the Closing until the Initial Transfer Date on the amount equal to the Initial Transfer Amount using the rate paid on a 90-day Treasury Bill on the auction date coincident with or immediately preceding the Closing, (ii) on an amount equal to X minus the sum of the Initial Transfer Amount plus benefit payments and reasonable administrative expenses attributable to Business Employees using (A) with respect to the period from the end of the month in which the Closing Date occurs to the last day of the month preceding the True-Up Date, the cumulative rate of return (considering both gain and loss) earned or lost on the assets of the trust from which the True-Up Amount is being transferred and (B) with respect to the period from the first day of the month in which the True-Up Date occurs to the True-Up Date the rate paid on a 90-Day Treasury Bill on the auction date coincident with or immediately preceding the first day of the month in which the True-Up Date occurs. If the Initial Transfer Amount increased by benefit payments and reasonable administrative expenses attributable to Business Employees exceeds X, as soon as practicable following such determination Purchaser shall cause a transfer to be made in cash (except as set forth in Section 5.1 of the Disclosure Schedule) to the Seller Pension Plan equal to the difference between (a) the Initial Transfer Amount increased by the benefit payments and reasonable administrative expenses attributable to Business Employees and (b) X as (i) adjusted downward to reflect Earnings on X, minus benefits payments and reasonable administrative expenses, from the last day of the month in which the Closing occurs until the Initial Transfer Date using the rate paid on a 90-day Treasury Bill on the auction date coincident with or immediately preceding the Closing and (ii) adjusted upward to reflect Earnings on the Initial Transfer Amount increased by the benefit payments and reasonable administrative expenses attributable to Business Employees, and reduced by X from the Initial Transfer Date until the True-Up Date, such Earnings shall be calculated using (A) with respect to the period from that Initial Transfer Date to the last day of the month preceding such True-Up Amount transfer, the cumulative rate of return (considering both gain and loss) on the assets of the Seller Pension Plan and
(B) with respect to the period from the first day of the month in which the True-Up Amount transfer occurs and the date of such True-Up Amount transfer, the rate paid on a 90-Day Treasury Bill on the auction date coincident with or immediately preceding the first day of the month in which the transfer occurs.
The Initial Transfer Amount and True-Up Amount shall be transferred in cash (except as set forth in Section 5.1 of the Disclosure Schedule). Unless the parties agree otherwise, all transfers will occur on the last business day of a month. The amounts to be transferred pursuant to this Section 5.2(i) shall be adjusted to the extent necessary to satisfy Section 414(l) of the Code, and any regulations promulgated thereunder, ERISA Section 4044, and any regulations promulgated thereunder.

          (C) For the purposes of this Section 5.2(i), the Section 414 Amount shall be determined by an enrolled actuary designated by the Company, using the same assumptions and methodologies used by the Company for valuation of the Seller Pension Plan for funding purposes under Sections 404 and 412 of the Code. The Company shall provide any actuary designated by Purchaser with all information reasonably necessary to review the calculation of the Section 414 Amount in all material respects and to verify that such calculations have been performed in a manner consistent with the terms of this Agreement. If there is a good faith dispute between the Company's actuary and the Purchaser's actuary as to the amount to be transferred to any plan, and such dispute remains unresolved for 15 days, the chief financial officers of the respective companies shall endeavor to resolve the issue. Should such dispute remain unresolved for 20 days, the Company and Purchaser shall select and appoint a third actuary who is mutually satisfactory to the parties hereto. Such third party actuary shall be instructed to render its decision within 20 days and such decision shall be conclusive as to any dispute for which the third party actuary was appointed. The cost of such third party actuary shall be divided equally between the Company and Purchaser. Each party shall be responsible for the cost of its own actuary.

          (D) Purchaser shall take all action necessary to qualify the New Pension Plan under the applicable provisions of the Code and Purchaser and the Company shall cooperate to make any and all filings and submissions to the appropriate governmental agencies required to be made by Purchaser as are appropriate in effectuating the provisions hereof.

          (j) With respect to the Guy Gannet Voluntary Investment Plan (the "Defined Contribution Plan"), the Company and Purchaser agree as follows:

          (A) The Business Employees shall cease to accrue benefits and service credits under the Defined Contribution Plan as of the Closing Date and, effective as of the Closing Date,

Purchaser  shall  designate a savings plan (or plans) (in  accordance  with this
Section 5.2(j)) ("Purchaser Savings Plan") and associated trust (or trusts) to hold the assets of the plan for the Business Employees, to be effective as of the Closing Date, and shall provide to the Company evidence reasonably satisfactory to the Company that the Purchaser Savings Plan and the associated trust have been established and that the Purchaser Savings Plan qualifies under the requirements of Section 401(a) of the Code, and that the trust is exempt from tax under Section 501(a) of the Code. The Company shall provide to Purchaser evidence reasonably satisfactory to Purchaser that the Defined Contribution Plan remains qualified under the requirements of Section 401(a) of the Code. Provided that the Company and Purchaser have received evidence reasonably satisfactory to them in accordance with the preceding sentences, as soon as is reasonably practicable following the Closing Date, the Company shall take or cause to be taken all action required or appropriate to transfer the account balances of all Business Employees and Beneficiaries to the trust associated with the Purchaser Savings Plan. Such transfers may be made in two installments (the first such installment being the aggregate amount of the applicable account balances as of the end of the last calendar quarter ended on the date of or prior to such transfer, and the second such installment being the aggregate amount of the remaining balances of such accounts, including, without limitation, the earnings on such accounts from the end of the calendar quarter used to determine the amount of the first transfer) and shall be made in cash (or, if the parties agree, in kind) in an amount equal to the value of the account balances to be transferred, determined as of the close of business on the last Business Day immediately preceding each such transfer, except that to the extent a Business Employee's or Beneficiary's account balance in the transferor plan includes one or more promissory notes evidencing a participant loan or loans, such promissory notes shall be transferred in kind for the Business Employee's or Beneficiary's credit under the transferee plan. For the period from the Closing Date until the transfer, Purchaser shall collect by payroll deduction and promptly pay over to the Defined Contribution Plan all loan payments required on participant loans made by the Defined Contribution
Plan to any Business Employee and the Company shall cause the Defined Contribution Plan to administer and pay all distributions, withdrawals and loans payable under the terms of the Defined Contribution Plan to any Business Employee or Beneficiary until the transfer. Contingent upon the transfer of the account balances to each of the Purchaser Savings Plans, Purchaser shall assume, and Parent shall cause Purchaser to assume, all liabilities of Company and its affiliates with respect to Business Employees and Beneficiaries under the Defined Contribution Plan and shall become with respect to such Business Employees and Beneficiaries responsible for all acts, omissions and transactions under or in connection with such Defined Contribution Plan, whether arising before, on or after the Closing, except (i) if the Company has obtained at or prior to the Closing a Prepaid Fiduciary Insurance Policy, except for liabilities arising out of willful misconduct or gross negligence of the trustees before the Closing and (ii) if the Company is unable to obtain such policy, except for liabilities arising out of willful misconduct, recklessness or negligence of the trustees before the Closing.

          (k) From and after the Closing, Purchaser shall assume the Company's obligations and liabilities with respect to COBRA continuation coverage under
Section 4980B of the Code and Section 601 of ERISA ("Continuation Coverage") with respect to Business Employees and Corporate Office Employees and shall provide Continuation Coverage to the Business Employees and Corporate Office Employees under Purchaser's health and medical plans (x) with respect to any Business Employees and Corporate Office Employees who remain employed with the Company through the Closing Date, for a period of eighteen months after the

Closing or, if earlier, until becoming eligible for comparable coverage from another employer and (y) with respect to any Business Employees and Corporate Office Employees whose employment shall have terminated prior to the Closing, for remainder of the period with respect to which Continuation Coverage would otherwise have been available to them had the Company continued to maintain a group health plan. Purchaser shall also assume the Company's obligation and liability for reimbursement of COBRA premiums for six months to any Corporate Office Employee to whom the Company is so liable as of the Closing Date.

     5.3 Cooperation. Following the execution of this Agreement, Purchaser and the Company agree as follows:

          (a) The parties and their Affiliates shall each use their reasonable efforts, and shall cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions with respect to, any filings (other than filings with the FCC, which are provided for in clause (b) below), applications, requests, or actions which are or may be necessary to obtain the consents, approvals, authorizations or other orders of any Governmental Authority which are or may be necessary in order to accomplish the transactions contemplated by this Agreement; and, without limiting the generality of the foregoing, the parties and their Affiliates shall use their respective reasonable efforts to prepare and file as promptly as practicable, but in any event no later than 15 Business Days after the date hereof, all of the information called for in the Notification and Report Form required under the HSR Act and to prepare and file any supplemental information, also in a timely fashion, which may be required by the United States Department of Justice or the Federal Trade Commission pursuant to such Notification and Report Form Filings, and otherwise to use their respective reasonable efforts to obtain the requisite clearances.

          (b) The parties and their Affiliates shall cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions with respect to filings with the FCC related to the transactions contemplated by this Agreement, including, without limitation, preparation of an application for the assignment of all of the FCC Licenses to Purchaser and any filings by Purchaser requesting temporary waivers for no more than nine months of the FCC's applicable ownership rules necessary to permit the parties to consummate the transactions contemplated by this Agreement. As promptly as practicable, but in any event not later than ten Business Days following the execution of this Agreement, the Company and Purchaser shall jointly file the application with the FCC requesting the FCC Consent. The Company and Purchaser shall use their respective reasonable best efforts, diligently take all necessary and proper actions and provide any additional information requested by the FCC in order to obtain promptly the FCC Consent, including, without limitation, requesting, consenting to, and taking and otherwise seeking any action in connection with, a temporary waiver of the FCC's applicable ownership rules or a divestiture order relating to WOKR-TV (Rochester, New York), WICS-TV (Springfield, Illinois) or any other Station where the ownership of such Station and any other television or radio station that Purchaser or its Affiliates acquires (or enters into an agreement to acquire) after the date hereof by Purchaser and its Affiliates would reasonably be expected to materially impede or materially delay the Closing (any such temporary waiver or divestiture order, an "Agreed Divestiture").

     Notwithstanding the foregoing or any other provision of this Agreement, neither Purchaser nor its officers, directors or Affiliates shall request a permanent waiver of the FCC's applicable ownership rules or request, consent to, take or otherwise seek or pursue any action that is inconsistent with the transactions contemplated by this Agreement or that reasonably could be expected to materially impede or materially delay the FCC Consent or otherwise materially impede or materially delay the consummation of the transactions contemplated by this Agreement; and the receipt of any permanent waiver of the foregoing FCC rules shall not be a condition to the obligation of Purchaser to consummate the transactions contemplated hereby; provided further that, prior to obtaining the FCC Consent, neither Purchaser nor any of its officers, directors, or Affiliates shall publicly disclose the identity of any third party (other than any wholly owned subsidiary of Purchaser) that is contemplated as the future owner of any of the Stations other than WOKR-TV, Rochester, New York. Neither Purchaser nor any of its officers, directors or Affiliates will take any action that would result in any change in the matters set forth in Section 4.7 hereof that would reasonably be expected to materially delay or otherwise materially impair Purchaser's ability to consummate the transactions contemplated hereby; and the Company will not take any action that would result in any change in the matter set forth in clause (vi) of
     Section 3.12 hereof that would reasonably be expected to materially delay or otherwise materially impair the Company's ability to consummate the transactions contemplated hereby. After the date hereof, Purchaser or its Affiliates may enter into transactions that implicate the FCC multiple ownership rules so long as such transactions would not reasonably be expected to materially impede or materially delay the Closing. Notwithstanding the foregoing and except for the Agreed Divestitures, neither Purchaser nor the Company shall have any obligation to take any actions that would reasonably be expected to require (i) the divestiture of any station owned or operated by Purchaser or its Affiliates on the date hereof or (ii) the termination or material modification of any local marketing agreement pursuant to which Purchaser or its Affiliates provides as of the date hereof all or substantially all of the programming for any stations ((i) and (ii) collectively a "Material Non-Agreed Divestiture").

          (c) (i) If Purchaser (or its Affiliates) or the Company receives an administrative or other order or notification relating to any violation or claimed violation of the rules and regulations of the FCC, or of any Governmental Authority, that could affect Purchaser's or the Company's ability to consummate the transactions contemplated hereby, or (ii) should Purchaser (or its Affiliates) become aware of any fact (including any change in law or regulations (or any interpretation thereof by the FCC)) relating to the qualifications of Purchaser (and its controlling persons) that reasonably could be expected to cause the FCC to withhold the FCC Consent, Purchaser (in the case of clauses (i) and (ii)) or the Company (in the case of clause (i)) shall promptly notify the other party or parties thereof and shall use its reasonable best efforts to take such steps as may be necessary to remove any such impediment to the transactions contemplated by this Agreement; and no such notification shall affect the representations or warranties of the parties or the conditions to their respective obligations hereunder.

          (d) The parties shall each use their reasonable best efforts to obtain as promptly as reasonably practical all consents that may be required in connection with the assignment to the Purchaser at Closing of all the Company's right, title and interest in and to all Material Contracts and all other agreements of the Business to which the Company is a party, provided that neither the Company nor Purchaser shall be required to make any payment to any party to any such Material Contract or other agreement in order to obtain any such consent.

          (e) To the extent that there are third-party insurance policies maintained by the Company covering any Claims or Damages relating to the assets, business, operations, conduct and employees (including, without limitation, former employees) of the Business arising out of or relating to occurrences prior to the Closing, the Company shall use all reasonable efforts to cause Purchaser to be named as an additional insured with respect to such policies.

          (f) Subject to the terms and conditions of this Agreement, each of the parties agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Closing and the other transactions contemplated hereby as soon as practicable.

          (g) The Company shall cooperate and cause its accountants, including, but not limited to, PriceWaterhouseCoopers L.L.P., to cooperate in all reasonable respects with Purchaser's request to conduct an audit of the Company's financial information as Purchaser may reasonably determine is necessary to satisfy Purchaser's public company reporting requirements pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, including, without limitation, (i) using commercially reasonable efforts to obtain the consent of the Company's auditors to permit Purchaser and Purchaser's auditors to have access to such auditor's work papers, and
     (ii) consenting to such access by Purchaser. All costs and expenses incurred in connection with the preparation (and assimilation of relevant information for) any such financial statements shall be paid by Purchaser.

     5.4 Confidentiality.

          (a) Prior to the Closing. The terms of the Confidentiality Agreement are herewith incorporated by reference and shall continue in full force and effect until the Closing and shall remain in effect in accordance with its terms even if this Agreement is terminated.

          (b) Financial and Tax Information. Before and after the Closing, each of the parties shall maintain the confidentiality of the financial and tax information of the Persons other than the Company in the possession of the Company under terms similar to those set forth in the Confidentiality Agreement with respect to "Evaluation Material" as though such terms continued after the Closing.

     5.5 Public Announcements. Except as otherwise required by law or the rules of any stock exchange, the form and substance of the initial public announcement of this Agreement and the transactions contemplated hereby, and the time of such announcement, shall be approved in advance by the parties and the parties shall not issue any other report, statement or press release or otherwise make any public announcement with respect to this Agreement and the transactions contemplated hereby without prior consultation in good faith with the other party hereto.

     5.6 No Solicitation. The Company shall not, and shall cause its officers, directors, representatives, affiliates and associates not to, (a) initiate contact with, solicit, encourage or respond to any inquiries or proposals by, or
(b) enter into any discussions or negotiations with, or disclose, directly or indirectly, any information concerning the Business to, or afford any access to the Company's properties, books and records to, any Person in connection with any possible proposal for the acquisition (directly or indirectly, whether by purchase, merger, consolidation or otherwise) of all or substantially all of the Business. The Company agrees to terminate immediately any such discussions or negotiations.

     5.7 No Additional Representations. Purchaser acknowledges that it and its representatives have been permitted access to books and records, facilities, equipment, tax returns, contracts and agreements, insurance policies (or summaries thereof), and other properties and assets of the Company and that they and their representatives have had an opportunity to meet with the officers and employees of the Company to discuss the Company and its business, properties and assets. PURCHASER ACKNOWLEDGES THAT NEITHER THE COMPANY NOR ANY OTHER PERSON HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION REGARDING THE COMPANY FURNISHED OR MADE AVAILABLE TO PURCHASER AND ITS REPRESENTATIVES EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT.

     5.8 Certain Payments. (a) Subject to the terms of this Section 5.8(a), Purchaser shall (to the extent there are available funds in the Security Escrow) have the right to recover from the Security Escrow 50% of any amount paid by Purchaser to any Business Employee pursuant to the terms of the Severance Agreements listed in Sections 3.14.1 and 3.14.2 of the Disclosure Schedule (as in effect on the date hereof) (the "Scheduled Severance Agreements") (except to the extent that any liability for such payment shall have decreased Net Financial Assets, in which event Purchaser shall not be entitled to any recovery under this Section 5.8 in respect of the portion of the payment for which there was a liability that decreased Net Financial Assets) in the event that such Business Employee's employment is terminated on or prior to 90 days after the Closing Date, provided that the maximum amount that Purchaser shall be entitled to recover pursuant to this Section 5.8(a) shall be $850,000 in the aggregate for all Business Employees. Following the 90th day after the Closing Date, Purchaser will deliver to the Company a certificate certifying as to the relevant employees who were terminated on or prior to 90 days after the Closing, the aggregate amount paid by Purchaser to all terminated employees pursuant to the Scheduled Severance Agreements and the amount Purchaser is entitled to recover pursuant to this Section 5.8(a). Promptly following the Company's receipt of the certificate required pursuant to the immediately preceding sentence, Purchaser and the Company shall provide joint written instructions to the Security Escrow Agent providing for the transfer to the Purchaser of the Security Escrow Funds required pursuant to this Section 5.8(a). Purchaser acknowledges and agrees that its sole and exclusive recourse, remedy and source of funds available to satisfy any recovery pursuant to this Section 5.8(a) will be the Security Escrow.

          (b) It is contemplated that subsequent to the Closing, the Company will cease operations and vacate the Corporate Offices. Purchaser agrees that it will pay, indemnify, and hold harmless the Company Indemnified Parties from and against 50% of all Claims and Damages (including, without limitation, all rent or other payments made under the Corporate Office Lease arising out of or relating to the Corporate Office Lease) to the extent such Claims and Damages arise out of or relate to (x) the termination of the Corporate Office Lease or
(y) the  post-closing  period  after  the date in  which  the  Corporate  Office
Employees cease using the Corporate Office, provided that the maximum amount that Purchaser shall be liable for under this Section 5.8(b) is $200,000. All payments by Purchaser hereunder shall be made as the related Claims and Damages are incurred. Purchaser acknowledges and agrees that the Company may terminate the Corporate Office Lease on such terms as the Company shall determine and otherwise take such action as the Company determines in connection with its vacating the Corporate Office.

     5.9 Bulk Sales Laws. The parties agree to waive compliance with the provisions of the bulk sales law of any jurisdiction. The Company will indemnify and hold harmless Purchaser from and against any and all Liabilities which may be asserted by third parties against Purchaser as a result of such noncompliance.

     5.10 Control of the Stations. Prior to the Closing, control of the Stations (including, without limitation, control over their finances, personnel and programming) shall remain with the Company. The Company and Purchaser acknowledge and agree that neither Purchaser nor any of its employees, agents or representatives, directly or indirectly, shall, or shall have any right to, control, direct or otherwise supervise the Stations, it being understood that supervision of all programs, equipment, operations and other activities of the Stations shall be the sole responsibility of, and at all times prior to the Closing remain under the complete control and direction of, the Company.

     5.11 Use of Guy Gannett Name. After the Closing, neither Purchaser nor any of its Affiliates shall use "Guy Gannett" or "Gannett" (collectively, the "Excluded Names") or any name or term confusingly similar to "Guy Gannett" or "Gannett" in any corporate name or in connection with the operation of any business.

     Article 6. Conditions to Obligations of Purchaser.

     The obligations of Purchaser to consummate the transactions contemplated by this Agreement to occur at the Closing are, at their option, subject to satisfaction of each of the following conditions:

     6.1 Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct at and as of the Closing Date as though each such representation and warranty were made at and as of such time, other than such representations and warranties as are made as of a specific date, in each case except for changes that are expressly contemplated by this Agreement and except for such failures to be true and correct that would not reasonably be expected to have a Material Adverse Effect.

     6.2 Performance by the Company. All of the covenants and agreements to be complied with and performed by the Company on or before the Closing Date shall have been complied with or performed, except for such failures to comply with or perform that would not reasonably be expected to have a Material Adverse Effect.

     6.3 Certificate. The Company shall have delivered to Purchaser a certificate, dated as of the Closing Date, executed on behalf of the Company by its duly authorized officers or representatives to the effect of Sections 6.1 and 6.2.

     6.4 Consents; No Objections. (i) The applicable waiting periods under the HSR Act shall have expired or been terminated; and

          (ii) The parties shall have received all the authorizations, consents, orders and approvals from Governmental Authorities and consents from third parties, in each case listed or described in Section 6.4 of the Disclosure
Schedule (which Section includes all of the Company's real estate leases for towers, transmitters and television broadcasting studios).

          (iii) The parties shall have received all authorizations, consents, orders and approvals from Governmental Authorities necessary to transfer the material Permits relating to the operation of the Stations' towers, transmitters and television broadcasting studios as such facilities are operating on the date hereof, except in each case where the failure to receive such authorizations, consents, orders or approvals would not reasonably be expected to materially adversely affect the operations of such facilities, or where such authorizations, consents, orders or approvals are customarily obtained after the Closing of a transaction of this nature.

     6.5 No Proceedings or Litigation. No preliminary or permanent injunction or other order or decree issued by any United States federal or state Governmental Authority, nor any Law promulgated or enacted by any United States federal or state Governmental Authority, that restrains, enjoins or otherwise prohibits the transactions contemplated hereby or limits the ability in any material respect of the rights of the Company to hold its assets (excluding the FCC Licenses) and conduct its business as it is being conducted as of the Closing Date, or imposes civil or criminal penalties on any stockholder, director or officer of Purchaser if such transactions are consummated, shall be in effect.

     6.6 [Intentionally omitted]

     6.7 FCC Consent. The FCC Consent shall have been issued with respect to the Stations without any conditions that are materially adverse to Purchaser notwithstanding that it may not have yet become a Final Order, provided that, if one or more pre-grant objections shall have been filed with respect to the applications required by Section 5.3(b) hereof, it shall be a condition precedent that the FCC Consent shall have become a Final Order. For purposes hereof, any conditions to the FCC Consent requiring an Agreed Divestiture will not be considered a condition materially adverse to Purchaser, and any such condition requiring a Material Non-Agreed Divestiture will be considered a condition materially adverse to Purchaser.

     6.8 No Material Adverse Change. Since the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

     6.9 Opinions of Counsel. Purchaser shall have received (a) an opinion of Preti, Flaherty, Beliveau & Pachios, dated the Closing Date, substantially in the form of Exhibit D-1 hereto, (b) an opinion of Simpson Thacher & Bartlett, dated the Closing Date, substantially in the form of Exhibit D-2 hereto and (c) an opinion of Dow, Lohnes & Albertson, dated the Closing Date, substantially in the form of Exhibit D-3 hereto.

     6.10 Good Standing Certificate. Purchaser shall have received a certificate as to the formation and good standing of the Company issued by the Secretary of State of Maine, dated not more than five days before the Closing Date.

     6.11 No Transmission Defects. There shall not exist any loss or damage at any of the Stations which has resulted in the regular broadcast transmission of such Station (including its effective radiated power) to be diminished in any material respect; provided, that if any such loss or damage does exist, then either or both of the Company and Purchaser shall be entitled, by written notice to the other, to postpone the Closing Date for a period of up to 60 days to resume such Station's broadcast transmission.

     Article 7. Conditions to Obligations of the Company.

     The obligations of the Company to consummate the transactions contemplated by this Agreement to occur at the Closing are, at its option, subject to satisfaction of each of the following conditions:

     7.1 Representations and Warranties. The representations and warranties of Purchaser contained herein shall be true and correct in all material respects at and as of the Closing Date as though each such representation and warranty were made at and as of such time, other than such representations and warranties as are made as of a specific date, in each case except for changes that are expressly contemplated by this Agreement.

     7.2 Performance by Purchaser. All of the covenants and agreements to be complied with and performed by Purchaser on or prior to the Closing Date shall have been complied with or performed, in all material respects, except for such failures to comply with or perform that would not, individually or in the aggregate, reasonably be expected to be materially adverse to the Company.

     7.3 Certificate. Purchaser shall have delivered to the Company a certificate, dated as of the Closing Date, executed on behalf of Purchaser by its duly authorized officers or representatives to the effect of Sections 7.1 and 7.2.

     7.4 Consents; No Objections. (i) The applicable waiting periods under the HSR Act shall have expired or been terminated; and

          (ii) The parties shall have received all the authorizations, consents, orders and approvals from Governmental Authorities and consents from third parties, in each case listed or described on Section 7.4 to the Disclosure Schedule.

     7.5 No Proceedings or Litigation. No preliminary or permanent injunction or other order or decree issued by any United States federal or state Governmental Authority, nor any Law promulgated or enacted by any United States federal or state Governmental Authority, that restrains, enjoins or otherwise prohibits the transactions contemplated hereby, or imposes civil or criminal penalties on any stockholder, director or officer of the Company if such transactions are consummated, shall be in effect.

     7.6 FCC Consent. The FCC Consent shall have been issued with respect to the Stations, notwithstanding that it may not have yet become a Final Order, provided that, if one or more pre-grant objections shall have been filed with respect to the applications required by Section 5.3(b) hereof, it shall be a condition precedent that the FCC Consent shall have become a Final Order.

     7.7 Opinion of Counsel. The Company shall have received an opinion of Thomas & Libowitz, P.A. dated the Closing Date, covering the same matters covered by the opinions referred to in Section 6.9 hereof and in form and substance reasonably satisfactory to the Company.

     7.8 Good Standing Certificate. The Company shall have received a certificate as to the formation and good standing of Purchaser issued by the Secretary of State of Maryland, dated not more than five days before the Closing Date.

     Article 8. Indemnification

     8.1 Indemnification by the Company. Subject in all respects to the provisions of this Article 8, the Company hereby agrees to indemnify and hold harmless on and after the Closing Date, Purchaser and its stockholders and Affiliates and their respective officers, directors, employees and agents, and their respective and successors and permitted assigns (the "Purchaser Indemnified Parties") from and against any Claims and Damages asserted against or incurred by them, directly or indirectly, in connection with, arising out of or relating to (i) any breach on the part of the Company of any representation or warranty made by the Company in Article 3 hereof or in any certificate delivered pursuant to Section 6.3 of this Agreement, (ii) any breach on the part of the Company of any covenant or agreement made by the Company in this Agreement, (iii) any breach on the part of the Company of any representation or warranty made by the Company in any special warranty deed delivered to Purchaser pursuant to clause (ii) of Section 1.7(a) hereof and (iv) any Retained Liabilities.

     8.2 Indemnification by Purchaser. Subject in all respects to the provisions of this Article 8, Purchaser hereby agrees to indemnify and hold harmless on and after the Closing Date the Company and its stockholders and Affiliates and their respective officers, directors, employees and agents, and their respective successors and permitted assign (collectively the "Company Indemnified Parties"), from and against any Claims and Damages asserted against or incurred by them, directly or indirectly, in connection with, arising out of or relating to (i) any breach on the part of Purchaser of any representation or warranty made by Purchaser in Article 4 hereof or in any certificate delivered pursuant to Section 7.3 of this Agreement, (ii) any breach on the part of Purchaser of any covenant or agreement made by the Purchaser in this Agreement or (iii) any Assumed Liabilities.

     8.3 Limitations on Indemnification Claims and Liability; Termination of Indemnification. (a) The obligations to indemnify and hold harmless a Person (i) pursuant to Sections 8.1(i), 8.1(ii), 8.1 (iii), 8.2(i) or 8.2(ii) shall terminate when the applicable representation, warranty, covenant or agreement terminates pursuant to Section 10.12 and (ii) pursuant to Section 8.1(iv) or 8.2(iii) shall not terminate; provided, however, that as to clause (i) above the obligation to indemnify and hold harmless shall not terminate with respect to any claim as to which the Person to be indemnified shall have, before the termination of the applicable representation, warranty, covenant or agreement, previously made a claim for indemnification by delivering a notice to the indemnifying party in accordance with Section 8.5.

          (b) The Company shall not be obligated to indemnify or hold harmless any Purchaser Indemnified Party under Sections 8.1(i), 8.1(ii) or 8.1(iii) unless and until all Claims or Damages in respect of the indemnification obligations of the Company under Sections 8.1(i), 8.1(ii) and 8.1(iii) exceed in the aggregate $550,000, in which case the Company will (subject to the other provisions of this Article 8) only be obligated to indemnify and hold harmless the Purchaser Indemnified Parties for all of such Claims or Damages under Sections 8.1(i), 8.1(ii) and 8.1(iii) in the aggregate in excess of $275,000, provided that the provisions of this Section 8.3(b) will not apply to any breach of any Post-Closing Agreements.

          (c) Notwithstanding anything to the contrary in this Agreement and except for fraud, the sole and exclusive recourse, remedy and source of funds available to satisfy any claims for indemnification by the Purchaser Indemnified Parties pursuant to Sections 8.1(i), 8.1(ii) and 8.1(iii) shall be the amount of the Security Escrow then held on deposit with the Security Escrow Agent subject to the terms and conditions of the Security Escrow Agreement, and the Purchaser Indemnified Parties will have no recourse against the assets of the Company (other than the Security Escrow then held on deposit with the Security Escrow Agent) in respect of any such claim. Without limiting the foregoing, the maximum aggregate liability of the Company with respect to all claims for indemnification under Sections 8.1(i), 8.1(ii) and 8.1(iii) will be limited to the amount of the Security Escrow held on deposit from time to time with the Security Escrow Agent.

          (d) Notwithstanding anything to the contrary in this Agreement, the indemnifications in Sections 8.1 and 8.2 hereof will be the sole and exclusive remedies available to Purchaser and the Company and their respective stockholders and Affiliates and all of their respective officers, directors, employees, agents, successors and assigns, after the Closing for any claims arising out of or relating to any breaches of any representations or warranties or any covenants or agreements contained in this Agreement, or any certificate delivered pursuant to this Agreement or otherwise in connection with this Agreement. Any claim for indemnification must be made as provided in Sections
8.5 and 8.6 hereof.

     8.4 Computation of Claims and Damages. Whenever the Indemnitor is required to indemnify and hold harmless the Indemnitee from and against and hold the Indemnitee harmless from, or to reimburse the Indemnitee for, any item of Claim or Damage, the Indemnitor will, subject to the provisions of this Article 8, pay the Indemnitee the amount of the Claim or

Damage (i) reduced by any amounts to which the Indemnitee is entitled from third parties in connection with such Claim or Damage ("Reimbursements"), (ii) reduced by the Net Proceeds of any insurance policy payable to the Indemnitee with respect to such Claim or Damage and (iii) reduced appropriately to take into account any Tax Benefit to the Indemnitee with respect to such Claim or Damage through and including the tax year in which the indemnification payment is made, net of all income Taxes resulting or that will result from the indemnification payment. For purposes of this Section 8.4, (x) "Net Proceeds" shall mean the insurance proceeds payable, less any deductibles, co-payments, premium increases, retroactive premiums or other payment obligations (including attorneys' fees and other costs of collection) that relates to or arises from the making of the claim for indemnification and (y) "Tax Benefit" shall mean any benefit to be recognized by the Indemnitee in connection with the Claim or Damage based upon the highest blended (federal, state, local and foreign) marginal income Tax rate applicable to the Indemnitee during the taxable year for which a return was most recently filed with the Internal Revenue Service (based on the date of the claim for indemnification). The Indemnitor shall use commercially reasonable efforts (the expenses of which shall be considered Claims and Damages for purposes of the relevant indemnity claim) to pursue Reimbursements or Net Proceeds that may reduce or eliminate Claims and Damages. If any Indemnitee receives any Reimbursement, Tax Benefit or Net Proceeds after an indemnification payment is made which relates thereto or if any Indemnitee receives a Tax Benefit arising after the tax year in which an indemnification payment is made which relates thereto, the Indemnitee shall promptly repay to the Indemnitor (or to the Security Escrow if such repayment is made by a Purchaser Indemnified Party prior to the termination of the Security Escrow) such amount of the indemnification payment as would not have been paid had the Reimbursement, Tax Benefit or Net Proceeds reduced the original payment (any such repayment shall be a credit against any applicable indemnification threshold or limitation set forth in Section 8.3(b) hereof) at such time or times as and to the extent that such Reimbursement, Tax Benefit or Net Proceeds is actually received.

     8.5 Notice of Claims. Upon obtaining knowledge of any Claim or Damage which has given rise to, or could reasonably give rise to, a claim for indemnification hereunder, the Person seeking indemnification (the "Indemnitee") shall, as promptly as reasonably practicable (but in no event later than 30 days) following the date the Indemnitee has obtained such knowledge, give written notice (a "Notice of Claim") of such claim to the other party (the "Indemnitor"). The Indemnitee shall furnish to the Indemnitor in good faith and in reasonable detail such information as the Indemnitee may have with respect to such indemnification claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). No failure or delay by the Indemnitee in the performance of the foregoing shall reduce or otherwise affect the obligation of the Indemnitor to indemnify and hold the Indemnitee harmless, except to the extent that such failure or delay shall have adversely affected the Indemnitor's ability to defend against, settle or satisfy any liability, damage, loss, claim or demand for which such Indemnitee is entitled to indemnification hereunder. For purposes of this Section 8.5, a Notice of Claim given in good faith must include a good faith estimate of the amount of the claim to the extent it is reasonably practicable to determine such estimate (and, if it is not practicable to determine such estimate and the claim is made by a Purchaser Indemnified Party, the amount of the Security Escrow proposed in good faith to be reserved with respect to such claim).

     8.6 Defense of Third Party Claims. If any claim set forth in the Notice of Claim given by an Indemnitee pursuant to Section 8.5 hereof is a claim asserted by a third party, the Indemnitor shall have 30 days after the date that the Notice of Claim is given by the Indemnitee to notify the Indemnitee in writing of the Indemnitor's election to defend such third party claim on behalf of the Indemnitee. If the Indemnitor elects to defend such third party claim, the
Indemnitee shall make available to the Indemnitor and its agents and representatives all witnesses, pertinent records, materials and information in the Indemnitee's possession or under the Indemnitee's control as is reasonably required by the Indemnitor and shall otherwise cooperate with and assist the Indemnitor in the defense of such third party claim, and so long as the Indemnitor is defending such third party claim in good faith, the Indemnitee shall not pay, settle or compromise such third party claim. If the Indemnitor elects to defend such third party claim, the Indemnitee shall have the right to participate in the defense of such third party claim, at the Indemnitee's own expense. In the event, however, that the Indemnitee reasonably determines that representation by counsel to the Indemnitor of both the Indemnitor and the Indemnitee may present such counsel with a conflict of interest, then such Indemnitee may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnitor will, subject to the provisions of this
Article 8, pay the reasonable fees and disbursements of such counsel. If the Indemnitor does not elect to defend such third party claim or does not defend such third party claim in good faith, the Indemnitee shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnitor's expense, to defend such third party claim; provided, however, that such Indemnitee's defense of or its participation in the defense of any such third party  claim  shall  not in any  way  diminish  or  lessen  the  indemnification obligations  of the  Indemnitor  under this Article 8. If the  Indemnitor  shall assume the defense of a third party claim, it shall not settle such claim without the prior written consent of the Indemnitee (i) unless such settlement includes as an unconditional term thereof the giving by the claimant of a release of the Indemnitee from all Liability with respect to such claim or (ii) if such settlement involves the imposition of equitable remedies or the imposition of any obligations on such Indemnitee other than financial obligations for which such Indemnitee will be indemnified hereunder. If the Indemnitee is defending a third party claim it will not settle such claim without prior written consent of the Indemnitor, which will not be unreasonably withheld or delayed.

     8.7 Assignment of Indemnification and Other Rights. (a) The parties hereto acknowledge that the Company may at any time after the Closing assign (by contract, dividend, distribution or otherwise) to its stockholders, or to any other Person or Persons acting directly or indirectly on behalf of the Company or such stockholders for such purpose, any or all of the Company's rights in and to the Security Escrow, the Adjustment Escrow and/or any or all of the Company's contractual rights to indemnification by the Purchaser under this Agreement.

          (b) If all of the Company's rights to and in the Security Escrow shall have been so assigned to the stockholders and/or such other Person or Persons (the stockholders in such capacity or such other Person or Persons being referred to herein as the "Fund Holder"), then the Fund Holder may exercise all rights of the Company under this Article 8. For the avoidance of doubt, the Fund Holder will not assume or have any obligation or liability under Section 8.1.

          (c) Notwithstanding anything to the contrary in this Agreement, Purchaser hereby agrees that any action, suit or proceeding brought with respect to any indemnification obligation under Section 8.2 hereof may be brought against Purchaser by the Company, the Representatives or the Fund Holder.

          (d) Each of the Purchaser Indemnified Parties and the Company Indemnified Parties shall be third party beneficiaries, and entitled to enforce the provisions of, this Article 8.

     Article 9. Definitions.

     Unless otherwise stated in this Agreement, the following capitalized terms have the following meanings:

          Accounting Firm Determination has the meaning set forth in Section 2.2 hereof.

          Action means any action, suit, claim, arbitration, or proceeding or investigation (of which the Company has knowledge) commenced by or pending before any Governmental Authority.

          Actual Net Financial Assets has the meaning set forth in Section 2.2.

          Adjustment has the meaning set forth in Section 2.2 hereof.

          Adjustment Escrow has the meaning set forth in Section 2.1 hereof.

          Adjustment  Escrow  Agent has the  meaning  set forth in  Section  2.2 hereof.

          Adjustment Escrow Agreement has the meaning set forth in Section 2.2 hereof.

          Adjustment Agreement has the meaning set forth in Section 2.2 hereof.

          Affiliate means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person.

          Agreed Divestiture has the meaning set forth in Section 5.3 hereof.

          Agreement or this Agreement means this Purchase Agreement dated as of the date first above written (including the Exhibits hereto and the Disclosure Schedule) and all amendments hereto made in accordance with the provisions of Section 10.8 hereof.

          Allocation has the meaning set forth in Section 2.5 hereof.

          Assets has the meaning set forth in Section 1.1 hereof.

          Assumed Liabilities has the meaning set forth in Section 1.3 hereof.

          Audited Financial Statements has the meaning set forth in Section 3.5 hereof.

          Beneficiary has the meaning set forth in Section 5.2 hereof.

          Bill of Sale, Assignment and Assumption Agreement has the meaning set forth in Section 1.7 hereof.

          Business means the Company's broadcast television business, including all business, operations and activities of the Stations.

          Business Employees means all current, former and inactive employees of the Business. For the avoidance of doubt, Corporate Office Employees will not be considered Business Employees.

          Business Day means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

          Call Letters has the meaning set forth in Section 3.16 hereof.

          CERCLA means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          Claims and Damages means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person (including, without limitation, Governmental Authorities), and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs (including, without limitation, costs incurred in enforcing the applicable indemnity), of every kind and description, contingent or otherwise, incurred by or awarded against a party, provided that "Claims and Damages" shall not include any indirect, consequential, incidental, exemplary or punitive damages or other special damages or lost profits (except to the extent payable to a third party as a result of a third party claim).

          Closing has the meaning set forth in Section 1.6 hereof.

          Closing Date has the meaning set forth in Section 1.6 hereof.

          Closing Statement has the meaning set forth in Section 2.2 hereof.

          Code means the Internal Revenue Code of 1986, as amended.

          Communications Act means the Communications Act of 1934, as amended.

          Company has the meaning specified in the introductory paragraph to this Agreement.

          Company  Indemnified  Parties  shall  have the  meaning  set  forth in
     Section 8.2.

          Confidential Memorandum means the confidential information memorandum relating to the Company's television broadcasting properties dated May 1998 distributed by Lazard Freres & Co. LLC on behalf of the Company.

          Confidentiality Agreement means the confidentiality agreement dated May 1998 between Purchaser and Lazard Freres & Co. LLC on behalf of the Company.

          Continuation Coverage has the meaning set forth in Section 5.2 hereof.

          Contribution Agreement means the Amended and Restated Contribution Agreement dated as of August 14, 1998 by and between Newco and the Company as such agreement may be amended or modified.

          Control (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or to cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

          Corporate Office means the corporate office of the Company located at One City Center, Portland, Maine, that provides certain support to the Business and the Maine Media Business.

          Corporate Office Employees has the meaning set forth in Section 5.2.

          Corporate Office Lease means the Lease dated as of February 16, 1989 between the Company and One City Center Associates, and all addenda and amendments thereto and memoranda relating thereto.

          Defined Contribution Plan has the meaning set forth in Section 5.2 hereof.

          Disclosure Schedule means the Disclosure Schedule, dated as of the date hereof, delivered to Purchaser by the Company in connection with this Agreement.

          Employee Benefit Plans means all "employee benefit plans" within the meaning of Section 3(3) of ERISA, all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other employee benefit plans, programs, policies or arrangements, employment agreements, severance agreements, severance pay policies, plant closing benefits, executive compensation arrangements, sick leave, vacation pay, salary continuation for disability, consulting, or other compensation arrangements, worker's compensation, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, employee discounts, employee loans, employee banking privileges, any plans subject to Section 125 of the Code, and any plans providing benefits or payments in the event of a change of control, change in ownership, or sale of a substantial portion (including all or substantially all) of the assets of any business or portion thereof, in each case with respect to any present or former employees, directors, or agents and without regard to whether the plan or arrangement was previously terminated (if potential liabilities remain) or compensation agreements, in each case for the benefit of, or relating to, any current employee or former employee of the Business.

          Encumbrance means any security interest, pledge, mortgage, lien (including, without limitation, tax liens), charge, encumbrance, easement, adverse claim, preferential arrangement, restriction or defect in title.

          Environmental Claims means any and all actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law, any Environmental Permit, Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation (a) by
     Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Person for damages, contributions, indemnification, cost recovery, compensation or injunctive relief.

          Environmental Law means any Law relating to the environment, health, safety or Hazardous Materials, in force and effect on the date hereof or, in the case of the Company's certificate to be delivered in accordance with the provisions of Section 6.3 hereof, on the Closing Date (exclusive of any amendments or changes to such Law or any regulations promulgated thereunder or orders, decrees or judgments issued pursuant thereto which are enacted, promulgated or issued after the date hereof, or in the case of such certificate, on or after the Closing Date), including but not limited to CERCLA; the Resource Conservation and Recovery Act of 1986 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss.6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss.6901 et seq.; the Clean Water Act, 33 U.S.C. ss.ss.1251 et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss.2601 et seq.; the Clean Air Act of 1966, as amended, 42 U.S.C. ss.ss.7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss.300f et seq.; the Atomic Energy Act, 42 U.S.C. ss.ss.2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss.136 et seq.; and the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss.1101 et seq.

          Environmental Permits means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

          Equipment means all of the tangible personal property, machinery, equipment, vehicles, rolling stock, furniture, and fixtures of every kind and description in which the Company has an interest, by ownership or lease, and used or useful in connection with the Business together with any replacements thereof, or additions thereto made in the ordinary course of business between the date hereof and the Closing Date.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended.

          Excluded Assets has the meaning set forth in Section 1.2 hereof.

          Excluded Names has the meaning set forth in Section 5.11 hereof.

          FCC means the Federal Communications Commission.

          FCC Consent means a public notice of the FCC, or of the Chief, Mass Media Bureau or Video Services Division, acting under delegated authority, consenting to the assignment of the FCC Licenses to Purchaser.

          FCC Licenses means all licenses, permits and other authorizations issued by the FCC to the Company used for or in connection with the Stations, and all applications therefor, together with any renewals, extensions or modifications thereof and additions thereto between the date hereof and the Closing.

          Final Order means the FCC Consent as to which the time for filing a request for administrative or judicial review, or for instituting administrative review sua sponte, shall have expired without any such filing having been made or notice of such review having been issued; or, in the event of such filing or review sua sponte, as to which such filing or review shall have been disposed of favorably to the grantee and the time for seeking further relief with respect thereto shall have expired without any request for such further relief having been filed.

          Financial Statements has the meaning set forth in Section 3.5 hereof.

          Fund Holder has the meaning set forth in Section 8.7 hereof.

          GAAP means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

          Guy Gannett Trust means the trust created under the last will and testament of Guy P. Gannett.

          Governmental Authority means any United States federal, state or local government or any foreign government, any governmental, regulatory, legislative, executive or administrative authority, agency or commission or any court, tribunal, or judicial body.

          Governmental Order means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority. Governmental Orders shall not include Permits.

          Hazardous Materials means wastes, substances, materials (whether solids, liquids or gases), petroleum and petroleum products, byproducts or breakdown products, radioactive materials, and any other chemicals that are deemed hazardous, toxic, pollutants or contaminants, or substances designated, classified or regulated as being

     "hazardous" or "toxic," or words of similar import, under any Environmental Law.

          HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

          Indebtedness means obligations with regard to borrowed money and shall expressly not include either accounts payable or accrued liabilities that are incurred in the ordinary course of business or obligations under operating leases regardless of how such leases may be classified or accounted for on financial statements.

          Indemnitee has the meaning set forth in Section 8.5 hereof.

          Indemnitor has the meaning set forth in Section 8.5 hereof.

          Initial  Transfer  Amount has the  meaning  set forth in  Section  5.2 hereof.

          Initial Transfer Date has the meaning set forth in Section 5.2 hereof.

          Intellectual Property means all patents, trademarks, trade names, service marks, copyrights and other similar intangible assets, and applications, registrations, extensions and renewals for any of the foregoing, and other intellectual property owned, leased or used by the Company in the Business, including, without limitation, Call Letters, computer software and programs, of the Company used in the Business, whether owned or used by, or licensed to, the Company.

          Knowledge with respect to the Company means, exclusively, information of which the President and Chief Executive Officer or the Chief Financial Officer of the Company, or any other employee of the Company designated as a "vice president" or having primary responsibility for environmental, employee benefits or labor matters has knowledge after conduct of reasonable inquiry of the appropriate Company employees having supervisory responsibility for the matter concerned, including, without limitation, the general managers of the Stations.

          Law means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order or other requirement or rule of law including, without limitation zoning laws and housing, building, safety or fire ordinances or codes.

          Leased Property means all real property of every kind and description leased by the Company and used in connection with the Business, together (to the extent leased by the Company) with all buildings and other structures, towers, antennae, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing, including, without limitation, the leased property referred to in Section 1.1(c) of the Disclosure Schedule.

          Liabilities  means  as  to  any  Person  all  debts,  adverse  claims, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured,
     determined  or   determinable,   known  or  unknown,   including,   without
     limitation, those arising under any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, writ, stipulation or other governmental requirement (including, without limitation, any environmental law), action, suit, arbitration, proceeding or investigation or governmental permit, license, authorization, certificate or approval and those arising under any contract, agreement, arrangement, commitment or undertaking.

          Maine Media Business means the newspaper publishing business which publishes the Portland Press Herald and Maine Sunday Telegram, the Kennebec Journal and the Central Maine Morning Sentinel, and certain related businesses in Maine (including, without limitation, the "New Media Development Group," an Internet-based media business; "Voice Information Services," a telephone information and marketing service; "Guy Gannett Direct," a direct marketing operation; a telephone directory business; an integrated marketing group; and the Coastal Journal, a controlled circulation weekly), and all assets, liabilities, operations and activities of, and all rights of, the Company in the operations of such businesses that are to be contributed to, or assumed by, Newco, all as more particularly described in the Contribution Agreement. Notwithstanding anything to the contrary in this Agreement, the Maine Media Business does not include the WGME-TV television broadcasting station licensed to Portland, Maine ("WGME") or rights to WGME's news and information content provided via online or audiotext applications of the New Media Development Group or Voice Information Services.

          Maine Media Purchase Agreement means the Purchase Agreement dated as of August 14, 1998 by and among the Company, Newco, Seattle Times Company and Times Communications Co.

          Material Adverse Effect means any circumstance, change in, or effect on the Company that has a material adverse effect on the business, results of operations or financial condition of the Business; provided, however, that Material Adverse Effect shall not include adverse effects resulting from (or, in the case of effects that have not yet occurred, reasonably likely to result from) (i) general economic or industry conditions that have a similar effect on other participants in the industry, (ii) regional economic or industry conditions that have a similar effect on other participants in the industry in such region, (iii) the failure of Purchaser to give any requested consent pursuant to Section 5.1(a) or (iv) any act of Purchaser.

          Material Contracts means the written agreements (including, without limitation, amendments thereto), contracts, policies, plans, mortgages, understandings, arrangements or commitments relating to the Business, to which the Company is a party or by which its assets are bound as described below:

               (i) any agreement or contract providing for payments to any Person in excess of $50,000 per year or $250,000 in the aggregate over the five-year period commencing on the date hereof;

               (ii) all time brokerage agreements and affiliation agreements with television networks;

               (iii) any license or contract pursuant to which the Company is authorized to broadcast film or taped programming supplied by others in excess of $10,000 or having a term of more than one year;

               (iv) any employment agreement, consulting agreement or similar contract providing for payments to any individual in excess of $50,000 per year or $100,000 in the aggregate over the five-year period commencing on the date hereof;

               (v) any retention or severance agreement or contract with respect to any Person who is to be employed by Purchaser following the Closing;

               (vi)  all  collective   bargaining   agreements  or  other  union
          contracts;

               (vii) (A) any lease of Real Property or (B) any lease of Equipment or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by the Company from another Person providing for payments to another Person in excess of $25,000 per year or $75,000 in the aggregate over the five-year period commencing on the date hereof;

               (viii) any lease of Equipment or Real Property or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by the Company to another Person providing for payments to the Company in excess of $20,000 per year or $50,000 in the aggregate over the five-year period commencing on the date hereof;

               (ix) any joint venture, partnership or similar agreement or contract;

               (x) any agreement or contract under which the Company has loaned any money in excess of $1,000,000 or issued or received any note, bond, indenture or other evidence of indebtedness in excess of $1,000,000 or directly or indirectly guaranteed indebtedness, liabilities or obligations of others in an amount in excess of $1,000,000;

               (xi) any covenant not to compete or contract or agreement, understanding, arrangement or any restriction whatsoever limiting in any respect the ability of the Company to compete in any line of business or with any Person or in any area; and

               (xii) any agreement or contract between the Company and any officer, director, stockholder or employee of the Business or any of their family members providing for payments in excess of $5,000 (other than agreements covered in clause (iv) (or that would have been covered in clause (iv) but for the monetary limits thereunder) or agreements or contracts containing terms substantially similar to terms available to employees generally).

     Material Contracts shall not include any and all (w) contracts, purchase orders, purchase commitments, leases and agreements entered into in the ordinary course of business and relating to the Company (other than those described in clauses (v), (vii), (viii) or (ix) above) that (A) are terminable at will without payment of premium or penalty by the Company or
     (B) are terminable on not more than 60 days' written notice without payment of premium or penalty and do not involve the obligation of the Company to make payments in excess of $10,000 during the 60-day period commencing on the Closing; (x) contracts with respect to time sales (or other promotion or sponsorship sales) to advertisers or advertising agencies (including, without limitation, "trade" or "barter" agreements), sales agency or advertising representation contracts, and barter obligations or commitments to suppliers of programming; and (y) contracts with respect to the sale of production time and/or production services relating to advertising or with respect to other services.

          Material  Non-Agreed  Divestiture has the meaning set forth in Section
     5.3 hereof.

          Net Financial Assets means the result of (i) the aggregate amount of current assets of the Business to be assigned to Purchaser under this Agreement, excluding for purposes of this calculation, the current portion of program rights, less (ii) the aggregate amount of current liabilities of the Business to be assumed by Purchaser under this Agreement, excluding for purposes of this calculation the current portion of program obligations, less (iii) the aggregate amount of the Company's liability for supplemental retirement and deferred compensation under the Employee Benefit Plans set forth in Section 9 of the Disclosure Schedule and for Continuation Coverage with respect to Corporate Office Employees, in each case to the extent not paid by the Company prior to the Closing and excluding the current portion of such liability, if any, to the extent such portion is included as a current liability in clause (ii), in each case as of the relevant date of calculation and calculated (except as otherwise provided in Section 9 of the Disclosure Schedule) in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for the year ended, December 27, 1997 referred to in Section 3.5 hereof. Net Financial Assets expressly shall not include television program and film contract rights of the Business as either assets or liabilities; provided, however, that notwithstanding any prior practice or lack thereof relating thereto, the programming downpayments related to certain television programs made prior to the date hereof in advance of customary payment terms under television program rights contracts shall be expressly included in prepaid assets to the extent not amortized as of the relevant date of calculation as more fully described in the example set forth in
     Section 9 of the Disclosure Schedule. Without limiting the generality of the foregoing and subject to the immediately preceding sentence, for purposes of determining the amount of Net Financial Assets, all revenues and all expenses arising from the operation of any Station, including, without limitation, tower rental, business and license fees, utility charges, real and personal property taxes and assessments levied against the Assets, property and equipment rentals, applicable copyright or other fees, sales and service charges, Taxes (except for taxes arising from the transfer of the Assets under this

     Agreement and income taxes that constitute a Retained Liability under this Agreement), employee compensation, including wages, salaries, commissions, music license fees and similar prepaid and deferred items, shall be prorated as of the relevant date of calculation in accordance with GAAP.

          Net Proceeds has the meaning set forth in Section 8.4 hereof.

          New Pension Plan has the meaning set forth in Section 5.2 hereof.

          Newco means Media Properties of Maine, LLC, a Delaware limited liability company, formed at the direction of the Company in connection with the sale of the Maine Media Business.

          Notice of Claim has the meaning set forth in Section 8.5 hereof.

          Permits has the meaning set forth in Section 3.11 hereof.

          Permitted Exceptions means each of the following:

               (i) mortgages, security interests or other Encumbrances described in Section 4.10 of the Disclosure Schedule;

               (ii) liens for taxes, assessments and governmental charges or levies not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings;

               (iii)  Encumbrances   imposed  by  law,  such  as  materialmen's,
          mechanics', carriers', workmen's and repairmen's liens and other similar liens, arising in the ordinary course of business;

               (iv) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations;

               (v) survey exceptions, rights of way, easements, reciprocal easement agreements and other Encumbrances on title to real property shown in the title insurance commitments April 28, 1998 (for the property referred to as parcels 2-A, 15-L, 17, 18, 19-A and 19-B in
          Section 1.1(d) of the Disclosure Schedule), April 24, 1998 (for the property referred to as parcel 29 in Section 1.1(d) of the Disclosure Schedule) and May 4, 1998 (for the property referred to as parcel 34-A in Section 1.1(d) of the Disclosure Schedule) or that do not, individually or in the aggregate, materially adversely affect the use of such property in the conduct of the Company's business as it is being conducted prior to the Closing;

               (vi) zoning laws and other land use restrictions that do not in any material respect (a) detract from or impair the value or the use of the property subject thereto, or (b) impair the operation of the Company's business as it is being conducted prior to the Closing;

               (vii) security interests in favor of suppliers of goods for which payment has not been made in the ordinary course of business consistent with past practice;

               (viii) Encumbrances on the interests of the lessors of properties in which the Company holds a leasehold interest; and

               (ix) any and all other Encumbrances that do not materially detract from or materially impair the value or the use of the property subject thereto for the purposes currently utilized in the Business.

          Person means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          Post-Closing Agreements means those covenants and agreements required by this Agreement to be performed after the Closing.

          Prepaid  Fiduciary  Insurance  Policy  has the  meaning  set  forth in
     Section 5.2 hereof.

          Program Contracts has the meaning set forth in Section 1.1 hereof.

          Proposed  NFA  Adjustment  has the  meaning  set forth in Section  2.2 hereof.

          Purchaser has the meaning specified in the introductory paragraph to this Agreement.

          Purchaser Indemnified Parties has the meaning set forth in Section 8.1 hereof.

          Purchaser  Savings  Plan has the  meaning  set  forth in  Section  5.2 hereof.

          Real Property means all real property of every kind and description and related mineral rights owned by the Company and used in connection with the Business, together with all buildings and other structures, towers, antennae, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing, including, without limitation, the owned property set forth in Section 1.1(c) of the Disclosure Schedule.

          Regulations  means  the  Treasury  Regulations   (including  Temporary
     Regulations)  promulgated by the United States  Department of Treasury with respect to the Code or other federal tax statutes.

          Reimbursements has the meaning set forth in Section 8.4 hereof.

          Release means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like into or upon any land or water or air or otherwise entering into the environment.

          Representatives means Madeleine G. Corson and John H. Gannett, not individually, but solely in their capacity as the representatives of the stockholders of the Company with respect to certain provisions of this Agreement by virtue of being trustees of the Guy Gannett Trust and attorneys-in-fact for the other stockholders of the Company.

          Resolution has the meaning set forth in Section 2.2 hereof.

          Retained Liability has the meaning set forth in Section 1.3(b) hereof.

          Section 414 Amount has the meaning set forth in Section 5.2 hereof.

          Security Escrow has the meaning set forth in Section 2.3 hereof.

          Security Escrow Agent has the meaning set forth in Section 2.3 hereof.

          Security Escrow Agreement has the meaning set forth in Section 2.3 hereof.

          Seller Pension Plan has the meaning set forth in Section 5.2 hereof.

          Stations means the following television broadcasting station properties of the Company: WOKR-TV, Rochester, New York; WICS-TV, Springfield, Illinois; WICD-TV, Champaign, Illinois; WGGB-TV, Springfield, Massachusetts; WGME-TV, Portland, Maine; KGAN-TV, Cedar Rapids, Iowa; and WTWC-TV, Tallahassee, Florida.

          Subsidiary of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is owned by such Person directly or indirectly, through Subsidiaries and (ii) any partnership, limited partnership, limited liability company, associates, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest.

          Tax or Taxes means any and all taxes, fees, withholdings, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes, license, registration and documentation fees, and customs duties, tariffs and similar charges.

          Tax Benefit has the meaning set forth in Section 8.4 hereof.

          Tax Return means any report, return, document, declaration or other information or filing required to be supplied to any Tax authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

          Termination Date has the meaning set forth in Section 10.1 hereof.

          True-Up Amount has the meaning set forth in Section 5.2 hereof.

          True-Up Date has the meaning set forth in Section 5.2 hereof.

          Trust has the meaning set forth in Section 5.2 hereof.

          Unaudited  Financial  Statements  has the meaning set forth in Section
     3.5 hereof.

     Article 10. Miscellaneous Provisions.

     10.1 Termination Rights. (a) Grounds for Termination. This Agreement may be terminated:

          (i) by mutual consent of the parties;

          (ii) by either the Company or Purchaser, provided such party is not then in material default hereunder, upon written notice to the other party, if the Closing hereunder has not occurred on or before September 4, 1999 (the "Termination Date"), provided that if the FCC Consent is obtained during the 15 days prior to September 4, 1999, the Termination Date will not occur until the 15th day after receipt of the FCC Consent, provided further that if either or both of the Company and Purchaser shall have postponed the Closing Date pursuant to Section 6.11 hereof, the Termination Date will occur no earlier than the end of the period of such postponement, and provided further that if the Closing hereunder has not occurred on or before September 4, 1999 due to a publicly announced federal governmental shutdown affecting, or any other publicly announced freeze on the processing of applications to transfer station licenses by, the FCC (collectively, a "FCC Shutdown"), the Termination Date will be extended by a period of time equal to the duration of the FCC Shutdown, but in no event shall the Termination Date be extended to a date any later than the earlier of (x) 60 days after the end of the FCC Shutdown or (y) December 4, 1999.

          (iii) by either the Company or Purchaser, upon written notice to the other party, if any Governmental Authority shall have issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the Closing and such statute, rule, regulation, order, decree or injunction or other action shall have become final and nonappealable, provided that this clause (iii) will not be applicable to actions of the FCC subject to clause (iv) below;

          (iv) by either the Company or Purchaser, upon written notice to the other party, if (i) the FCC, or the Chief, Mass Media Bureau of the FCC, acting under delegated authority, shall have denied the application for assignment of the FCC Licenses to Purchaser, (ii) the parties' request for administrative or judicial review, or the FCC's administrative review sua sponte, shall not have been disposed of favorably to the parties and (iii) the parties have no further relief available to them;

          (v) by Purchaser, by written notice to the Company, if there has been a material breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement such that the condition precedent set forth in Section 6.1 or 6.2 hereof would not be satisfied, which breach has not been cured within 20 Business Days following receipt by the breaching party of written notice of such breach; or

          (vi) by the Company by written notice to Purchaser if there has been a material breach by Purchaser of any representation, warranty, covenant or agreement set forth in this Agreement such that the condition precedent set forth in Section 7.1 or 7.2 hereof would not be satisfied, which breach has not been cured within 20 Business Days following receipt by the breaching party of written notice of such breach; or

          (vii) by Purchaser by written notice to the Company, if the FCC has revoked the Company's FCC License for any Station.

          (b) Post-Termination Liability. If this Agreement is terminated pursuant to Subsection 10.1(a) hereof, this Agreement shall thereupon become void and of no further effect whatsoever, and the parties shall be released and discharged of all obligations under this Agreement, except (i) to the extent of a party's liability for willful material breaches of this Agreement prior to the time of such termination, (ii) as set forth in Section 5.4 hereof and (iii) the obligations of each party for its own expenses incurred in connection with the transactions contemplated by this Agreement as provided herein.

     10.2 Litigation Costs. If any litigation with respect to the obligations of the parties under this Agreement results in a final nonappealable order of a court of competent jurisdiction that results in a final disposition of such litigation, the prevailing party, as determined by the court ordering such disposition, shall be entitled to reasonable attorneys' fees as shall be determined by such court. Contingent or other percentage compensation arrangements shall not be considered reasonable attorneys' fees.

     10.3 Expenses. Except as otherwise specifically provided in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred, provided that the Company and Purchaser shall each be responsible and pay 50% of the HSR Act filing fee and the filing fees payable to the FCC in connection with the filing of the application for assignment of the FCC Licenses. It is understood and agreed that all costs and expenses incurred in connection herewith and the transactions contemplated hereby by or on behalf of the Company, its existing stockholders and the Representatives, including, without limitation, the fees and disbursements of Lazard Freres & Co. LLC; Preti, Flaherty, Beliveau & Pachios, LLC; Simpson Thacher & Bartlett; Seyfarth, Shaw, Fairweather & Geraldson; Wakelin, Hallock & O'Donovan; Dow, Lohnes & Albertson, PLLC; PriceWaterhouseCoopers L.L.P.; and Watson Wyatt & Company, shall be paid by the Company.

     10.4 Notices. Any notice, demand, claim, notice of claim, request or communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered in person, (ii) on the next Business Day after the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, (iii) on the next Business Day after the date of delivery to a national overnight courier service, or (iv) upon transmission by facsimile (if such transmission is confirmed by the addressee) if delivered through such services to the following addresses, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement in accordance with this Section 10.4.

                  If to the Company:

                                    Guy Gannett Communications
                                    One City Center
                                    P.O. Box 15277
                                    Portland, Maine 04112-5277
                                    Attention:   James E. Baker

                                                 Chief Financial Officer
                                    Facsimile No.: (207) 828-8160

                  with a copy to:

                                    Eric P. Stauffer, Esq.
                                    Preti, Flaherty, Beliveau & Pachios, LLC

                                    P.O. Box 9546
                                    One City Center
                                    Portland, Maine 04112-9546
                                    Facsimile No.:  (207) 791-3111

                  and

                                    Robert E. Spatt, Esq.
                                    Simpson Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, New York  10017-3954
                                    Facsimile No.:  (212) 455-2502

                  If to Purchaser:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attention:  President
                                    Facsimile No.:  (410)

                  with copy to:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attention:  General Counsel
                                    Facsimile No.:  (410) 662-4767

                  and

                                    Steven A. Thomas, Esq.
                                    Thomas & Libowitz, P.A.
                                    100 Light Street
                                    Suite 1100
                                    Baltimore, Maryland  21202-1053
                                    Facsimile No.: (410) 752-2046

     Any such notice shall be deemed to have been received on the date of personal delivery, the date set forth on the Postal Service return receipt, or the date of delivery shown on the records of the overnight courier, as applicable.

     10.5 Benefit and Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 8.7, there shall be no assignment of any interest under this Agreement by any party except that Purchaser may assign its rights hereunder to any wholly owned subsidiary of Purchaser and except that after the Closing the Company may assign its rights hereunder to the Fund Holder; provided, however, that no such assignment shall relieve the assignor of its obligations under this Agreement. Except as expressly otherwise provided in Article 8 hereof, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     10.6 Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered by any other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of any other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

     10.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     10.8 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Company and Purchaser or (b) by a waiver in accordance with Section 10.6 hereof.

     10.9 Effect and Construction of this Agreement. This Agreement embodies the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings, whether written or oral, relating to matters provided for herein; provided, however, that the Confidentiality Agreement shall remain in effect until the Closing. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual agreement, and this Agreement shall not be deemed to have been prepared by any single party hereto. Disclosure of any fact or item in the Disclosure Schedule referenced by a particular paragraph or section in this Agreement shall, should the existence of the fact or item or its contents be relevant to any other paragraph or section, be deemed to be disclosed with respect to that other paragraph or section whether or not a specific cross reference appears, if the disclosure in respect of the one paragraph or section is reasonably sufficient to inform the reader of the information required to be disclosed in respect such other paragraph or section. Disclosure of any fact or item in the Disclosure Schedule shall not necessarily mean that such item or fact, individually or in the aggregate, is material to the business, results of operations or financial condition of the Company. Time shall be of the essence in enforcing and applying the covenants and conditions set forth in this Agreement. The headings of the sections and subsections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

     10.10 Transfer and Conveyance Taxes. Purchaser and the Company shall each be liable for and shall pay one-half of all applicable sales, transfer, recording, deed, stamp and other similar non-income taxes, imposed in connection with transfers and conveyances of the Assets, including, without limitation, any real property transfer or gains taxes (if any), resulting from the consummation of the transactions contemplated by this Agreement.

     10.11 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) waive, in any action for specific performance, the defense of adequacy of a remedy at law and (ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court having jurisdiction thereover.

     10.12 Survival of Representations, Warranties and Covenants. The respective representations and warranties of the Company and Purchaser contained herein or in any certificate or special warranty deed delivered pursuant hereto and any and all covenants and agreements herein or therein (other than those covenants and agreements required by this Agreement to be performed after the Closing) shall expire with, and be terminated and extinguished upon, the one year anniversary of the Closing Date.

     Article 11. No Personal Liability for Representatives, Stockholders, Directors or Officers. Purchaser understands, acknowledges and agrees that the directors and officers and consultants of the Company, the trustees under the Employee Benefit Plans and the Representatives have performed, or may perform, certain acts required or permitted under this Agreement on behalf of the Company to facilitate the transactions among the parties to this Agreement contemplated herein. Notwithstanding anything to the contrary contained herein, no stockholder, director or officer of the Company, any such consultant, any such trustee or any Representative (nor any Affiliate of the foregoing) shall, under any circumstances, have, and the Purchaser hereby absolves all such Persons from, any personal liability to the Purchaser (and each of their its Affiliates) for such acts to the extent deemed to be actions by or on behalf of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                   GUY GANNETT COMMUNICATIONS

                                                   By:
                                                      Name:
                                                      Title:

                                                   SINCLAIR COMMUNICATIONS, INC.

                                                   By:
                                                      Name:
                                                      Title:

                                                                    Exhibit A to
                                                              Purchase Agreement

                BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") made as of __________________, 1998, by and between GUY GANNETT COMMUNICATIONS, a Maine corporation ("the Company"), and SINCLAIR COMMUNICATIONS, INC., a Maryland corporation ("Purchaser").

     WHEREAS, the Company and Purchaser are parties to a Purchase Agreement, dated as of September 4, 1998 (the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to sell, assign, transfer and deliver to Purchaser all of the Company's right, title and interest in and to all of the real, personal or mixed properties, assets and other rights, both tangible and intangible (other than the Excluded Assets as defined in the Purchase Agreement), owned or leased by, or licensed to or used or useful by, the Company on the Closing Date (as defined in the Purchase Agreement) in connection with the Company's broadcast television business, including all business, operations and activities of the Station (as defined in the Purchase Agreement) (collectively, the "Assets" and the "Business," respectively), and Purchaser has agreed to purchase, acquire, accept and pay for the Assets and assume and agree to perform and fully discharge when due all Liabilities (as defined in the Purchase Agreement) and obligations of the Company related to or arising from or in connection with the Assets or the Business, other than Retained Liabilities (as defined in the Purchase Agreement) (collectively, the "Assumed Liabilities");

     WHEREAS, the parties wish to effect the sale, assignment, transfer and delivery of the Assets, and assumption of the Assumed Liabilities by entering into this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     Capitalized terms used herein and not otherwise defined are used as defined in the Purchase Agreement.

     1. Assignment of Assets. The Company hereby sells, conveys, assigns, transfers and delivers to Purchaser, its successors and assigns, forever, all of the Company's right, title and interest in and to all of the Assets. Without limiting the generality of the foregoing, the Company is not selling, conveying, assigning, transferring or delivering any of the Excluded Assets.

     2. Acceptance of Assignment; Assumption of Liabilities. (a) Purchaser hereby purchases, acquires, accepts and agrees to pay for all of the Assets, and assumes and agrees to perform and fully discharge when due all Assumed Liabilities.

          (b) Purchaser is not assuming, nor shall Purchaser be deemed to have assumed, the Retained Liabilities or any Liability or obligation whatsoever, except as expressly provided for in this Agreement and the Purchase Agreement.

     3. Purchase Agreement. The provisions of this Agreement are subject to the provisions of the Purchase Agreement. To the extent that such provisions and the provisions of this Agreement are inconsistent with one another or in conflict, the provisions of the Purchase Agreement shall take precedence. This Agreement shall in no event enlarge, reduce or otherwise affect the rights, warranties or covenants of the parties as set forth in the Purchase Agreement. The Purchase Agreement shall survive the execution and delivery of this Agreement.

     4. Cooperation. The parties shall, from time to time, execute, acknowledge, deliver and perform, or cause to be executed, acknowledged, delivered and performed, all such further instruments, acts, assignments, transfers, conveyances, powers of attorney and assurances as Purchaser may reasonably request to more effectively convey, transfer and vest in Purchaser, and to put Purchaser in possession and operating control of the Assets and the Business in accordance with the Purchase Agreement.

     5. Benefit and Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     6. Construction of this Agreement. The headings of the sections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

     7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Company and Purchaser.

                     [REST OF PAGE LEFT INTENTIONALLY BLANK,

                            SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                   GUY GANNETT COMMUNICATIONS

                                                   By:

                                                      --------------------------
                                                      Name:
                                                      Title:

                                                   SINCLAIR COMMUNICATIONS, INC.

                                                   By:

                                                      --------------------------
                                                      Name:
                                                      Title:

                                                                    Exhibit B to
                                                              Purchase Agreement

                           ADJUSTMENT ESCROW AGREEMENT

     This ADJUSTMENT ESCROW AGREEMENT (this "Agreement") made as of ____________________, 1998, by and among GUY GANNETT COMMUNICATIONS, a Maine corporation (the "Company"), SINCLAIR COMMUNICATIONS, INC., a Maryland corporation ("Purchaser"), and [__________] Bank, a [________ Bank], as Adjustment Escrow Agent (the "Adjustment Escrow Agent").

     WHEREAS, the Company and Purchaser are parties to a Purchase Agreement dated as of September 4, 1998 (the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement, the Company shall sell, assign, transfer and deliver to Purchaser the assets and business of the Business (as defined in the Purchase Agreement), and Purchaser shall purchase and acquire such assets and business;

     WHEREAS, pursuant to Section 2.1(c)(ii) of the Purchase Agreement, Purchaser shall deliver to the Adjustment Escrow Agent on the Closing Date (as defined in the Purchase Agreement), the sum of (x) $3,000,000 plus (y) the Proposed Earnings Adjustment (as defined in the Purchase Agreement), if any, (the "Adjustment Escrow Amount");

     WHEREAS, as contemplated by the Purchase Agreement, the Adjustment Escrow Agent shall hold the Adjustment Escrow Amount in escrow until the Actual Net Financial Assets and the Earnings Adjustment (in each case as defined in the Purchase Agreement) are determined, following which the Adjustment Escrow Amount is to be distributed in accordance with the Section 2.2(c) of the Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     Capitalized terms used herein and not otherwise defined are used as defined in the Purchase Agreement.

     1. Appointment of Adjustment Escrow Agent. The Company and Purchaser hereby appoint [_____________ Bank] to act as Adjustment Escrow Agent hereunder, and [____________ Bank] hereby accepts such appointment and agrees to act as Adjustment Escrow Agent on the terms and conditions set forth hereinafter.

     2. Adjustment Escrow Amount. (a) On the Closing Date, Purchaser shall deliver to the Adjustment Escrow Agent by wire transfer of immediately available funds (to account number [______________] of the Adjustment Escrow Agent (the "Adjustment Escrow Account")) the Adjustment Escrow Amount, accompanied by written notice from Purchaser identifying such amount as an amount being delivered for deposit into the Adjustment Escrow Account. The Adjustment Escrow Agent shall acknowledge to Purchaser the Adjustment Escrow

Agent's receipt of said amount.

          (b) The Adjustment Escrow Amount, not including the interest and other investment income earned thereon, shall only serve to pay the amounts set forth in Section 4 hereof.

          (c) The Adjustment Escrow Agent shall hold the balance of the Adjustment Escrow Amount (the "Adjustment Escrowed Funds") in escrow and shall not withdraw the Adjustment Escrowed Funds from the Adjustment Escrow Account or use the Adjustment Escrowed Funds for any other purpose, except as provided in this Agreement.

     3. Investments of Adjustment Escrowed Funds. (a) The Adjustment Escrow Agent shall invest and reinvest the Adjustment Escrowed Funds from time to time, upon receipt of the written instructions thereto issued by the Company or the Fund Holder (as defined in Section 6 hereof), as the case may be, in:

     (i) Commercial paper of any corporation rated at least A-1 by S&P and P-1 by Moody's;

     (ii) Negotiable certificates of deposit of United States banks having (A) a long-term senior debt rating of at least A by S&P and Moody's, (B) deposits in excess of $2,000,000,000 and (C) commercial paper rating designations of at least A-1 by S&P and P-1 by Moody's;

     (iii)Repurchase agreements with any United States bank which are fully collateralized by direct obligations of the United States or obligations of agencies or sponsored agencies of the United States government, excluding in all cases collateralized mortgage obligations of any kind; and

     (iv) Money market instruments rated at least A-1 by S&P and P-1 by Moody's that are restricted to investments described in clause (iii);

provided that in no event shall any investment of the types  described in clause
(i), (ii) or (iv) exceed ten percent of the net assets of the issuer thereof and provided further that all investments shall have maturity dates on or before the anticipated dates of the relevant payments hereunder.

          (b) To the extent the Adjustment Escrow Agent invests any funds in the manner provided for in this Section 3 and in accordance with the written instructions from the Company or the Fund Holder, as the case may be, no party hereto shall be liable for any loss which may be incurred by reason of any such investment. No investment shall exceed the term of this Agreement.

          (c) The Adjustment Escrow Agent shall have the power to reduce, sell or liquidate the foregoing investments whenever it shall be required to release all or any portion of the Adjustment Escrowed Funds pursuant to Section 4 hereof.

          (d) The Adjustment Escrow Agent is authorized to register securities held by it in its name or in the name of a nominee or in bearer form and may deposit any securities or other property in a depository or a clearing corporation.

          (e) Any interest or other investment income earned for the period from the time that any portion of the Purchase Price is delivered to the Adjustment Escrow Agent pursuant to the Purchase Agreement until all amounts held in the Adjustment Escrow Account have been distributed in accordance with Section 4 hereof shall be paid to the Company or the Fund Holder, as the case may be, in addition to, and at the same time as, payment of the Adjustment Escrowed Funds; provided, however, that, to the extent that any portion of the Adjustment Escrowed Funds is paid to Purchaser pursuant to of Section 4 hereof, a pro rata portion of such interest or other investment income (determined on the basis of the relative portions of the Adjustment Escrowed Funds to be paid to Purchaser and the Company or the Fund Holder, as the case may be, respectively) shall be instead paid to Purchaser. Any such interest or other investment income shall be deemed not to constitute Adjustment Escrowed Funds.

     4. Adjustment Escrowed Funds. (a) As soon as practicable after the earlier of an Adjustment Agreement or an Accounting Firm Determination (but in any event within two Business Days after the Adjustment Agreement or the Accounting Firm Determination), (x) Purchaser and (y) the Company or the Fund Holder, as the case may be, shall give the Adjustment Escrow Agent joint written instructions (an "Instruction") to distribute amounts from the Adjustment Escrowed Funds and the interest and other investment income earned to the Company or the Fund Holder, as the case may be, and (if applicable) Purchaser respectively, in accordance with Sections 2.2(c) and 2.2(d) of the Purchase Agreement.

          (b) Each Instruction given by Purchaser and the Company or the Fund Holder, as the case may be, to the Adjustment Escrow Agent shall be signed by an authorized representative of Purchaser and the Company or the Fund Holder, as the case may be.

          (c) Promptly  upon receipt of the  Instruction  from (x) Purchaser and
(y) the Company or the Fund Holder, as the case may be, the Adjustment Escrow Agent shall distribute the Adjustment Escrowed Funds and the interest and other investment income earned in accordance with the Instruction.

          (d) The Adjustment Escrow Agent shall make no payment or delivery to Purchaser and/or the Company or the Fund Holder, as the case may be, except pursuant to (i) an Instruction signed by the authorized representatives of both Purchaser and the Company or the Fund Holder, as the case may be or (ii) a final nonappealable order, judgment, writ, decree of any Federal or State court of competent jurisdiction.

          (e) All payments to be made pursuant to this Section 4 shall be made by wire transfer in immediately available funds to the Person or Persons entitled thereto.

     5. Purchase Agreement. The provisions of this Agreement are subject to the provisions of the Purchase Agreement, including, without limitation, Article 2 thereof. To the extent that such provisions and the provisions of this Agreement are inconsistent with one another or in conflict, the provisions of the Purchase Agreement shall take precedence.

     6. Fund Holder. The parties hereto expressly acknowledge that the Company may assign all of its rights and obligations under this Agreement and to and in the Adjustment Escrowed Funds to the stockholders of the Company or to any person or entity or any persons or entities acting directly or indirectly on behalf of the Company or such stockholders. Upon such assignment and upon the Company's delivery to the parties hereto of a notice thereof, the Company shall be released from all of its obligations under this Agreement. As used herein, the term "Fund Holder" means the person, persons, entity and/or entities to whom the Company's rights and obligations hereunder have been assigned.

     7. Settlement of Disputes. Any dispute which may arise under this Agreement with respect to the delivery and/or ownership or right of possession of the Adjustment Escrowed Funds (or other funds held by the Adjustment Escrow Agent pursuant hereto) or any part thereof, or the duties of the Adjustment Escrow Agent hereunder, shall be settled either by mutual agreement of the Company or the Fund Holder, as the case may be, and Purchaser (evidenced by appropriate instructions in writing to the Adjustment Escrow Agent, signed by such parties) or, failing such agreement, either the Company or the Fund Holder, as the case may be, or Purchaser shall have the right to submit the dispute to any federal or state court located in Portland, Maine. Each party waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding. The Adjustment Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Prior to the settlement of any such dispute, the Adjustment Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, that portion of the Adjustment Escrowed Funds and the interest and other investment income earned thereon which is the subject of such dispute.

     8. Concerning the Adjustment Escrow Agent. (a) The Adjustment Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Adjustment Escrow Agent may consult with counsel and shall have no liability hereunder except for its own bad faith, gross negligence or willful misconduct. It may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it reasonably believes to be genuine and to have been signed or presented by a proper Person or Persons.

          (b) The Adjustment Escrow Agent shall have no duties with respect to any agreement or agreements with respect to any or all of the Adjustment Escrowed Funds and the interest and other investment income earned thereon other than as provided in this Agreement. In the event that any of the terms and provisions of any other agreement between any of the parties hereto (other than the Purchase Agreement) conflict or is inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects. Notwithstanding any provision to the contrary contained in any other agreement (including without limitation, the Purchase Agreement), the Adjustment Escrow Agent shall have no interest in the Adjustment Escrowed Funds or the interest and other investment income earned thereon except as provided in this Agreement.

          (c) So long as the Adjustment Escrow Agent shall have any obligation to pay any amount to the Company or the Fund Holder, as the case may be, and/or Purchaser from the Adjustment Escrowed Funds hereunder, the Adjustment Escrow Agent shall keep proper books of record and account, in which full and correct entries shall be made of all receipts, disbursements and investment activity in the Adjustment Escrow Account.

          (d) The Adjustment Escrow Agent shall furnish to the Company or the Fund Holder, as the case may be, and Purchaser monthly statements of account with respect to the Adjustment Escrowed Funds showing the dates and amounts of all deposits, disbursements, interest and other investment income and the balance remaining on deposit.

          (e) The Adjustment Escrow Agent shall not be bound by any modification of this Agreement affecting the rights, duties and obligations of the Adjustment Escrow Agent, unless such modification shall be in writing and signed by the other parties hereto, and the Adjustment Escrow Agent shall have given its prior or contemporaneous written consent thereto. The Adjustment Escrow Agent shall not be bound by any other modification of this Agreement unless the Adjustment Escrow Agent shall have received written notice thereof.

          (f) The Adjustment Escrow Agent may resign as escrow agent at any time by giving 60 days written notice by registered or certified mail to the Company or the Fund Holder, as the case may be, and Purchaser, and such resignation shall take effect at the end of such 60 days or upon earlier appointment of a successor Adjustment Escrow Agent. The Company or the Fund Holder, as the case may be, and Purchaser may remove the Adjustment Escrow Agent at any time upon written notice by the Company and Purchaser jointly to the Adjustment Escrow Agent with immediate effect. The resignation or removal shall not be effective unless and until a successor Adjustment Escrow Agent is appointed by the Company or the Fund Holder, as the case may be, and Purchaser. The Company or the Fund Holder, as the case may be, and Purchaser shall undertake to utilize their best efforts to arrange for the appointment of a successor Adjustment Escrow Agent. If any instrument of acceptance by a successor Adjustment Escrow Agent shall not have been delivered to the Adjustment Escrow Agent within 60 days after the delivery of its notice of resignation by the Adjustment Escrow Agent or its receipt of the notice of removal, the resigning or removed Adjustment Escrow Agent may, at the expense of the Company or the Fund Holder, as the case may be, and Purchaser, petition any court of competent jurisdiction for the appointment of a successor Adjustment Escrow Agent.

          (g) If at any time hereafter the Adjustment Escrow Agent shall be dissolved or otherwise become incapable of acting, or the bank or trust company acting as the Adjustment Escrow Agent shall be taken over by any government official, agency, department or board, or the position of the Adjustment Escrow Agent shall become vacant for any of the foregoing reasons or for any other reason, the Company or the Fund Holder, as the case may be, and Purchaser shall jointly appoint a successor Adjustment Escrow Agent to fill such vacancy.

          (h) Every successor Adjustment Escrow Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Company or the Fund Holder, as the case may be, and Purchaser an instrument in writing accepting such appointment hereunder, and thereupon such successor Adjustment Escrow Agent, without any further act, shall become fully vested with all the rights, immunities and powers and shall be subject to all of the duties and obligations, of its predecessor Adjustment Escrow Agent as if originally named herein; and every predecessor Adjustment Escrow Agent shall deliver to its successor, all property and moneys held by it hereunder and all information required to properly perform the obligations of the Adjustment Escrow Agent set forth in this Agreement.

          (i) The Adjustment Escrow Agent's fees shall be in the amounts set forth on Exhibit A hereto. In addition, the Adjustment Escrow Agent shall be reimbursed for its reasonable out of pocket costs incurred in performing its obligations under this Agreement upon presentation of any invoices thereof.

          (j) The Company and Purchaser shall each be responsible for one-half of the fees and expenses of the Adjustment Escrow Agent.

          (k) The Company or the Fund Holder, as the case may be, and Purchaser shall jointly but not severally indemnify and hold the Adjustment Escrow Agent harmless from and against any and all expenses (including reasonable attorneys' fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Adjustment Escrow Agent for anything done or omitted by the Adjustment Escrow Agent in the performance of the Adjustment Escrow Agent's duties hereunder, except such which result from the Adjustment Escrow Agent's bad faith, gross negligence or willful misconduct.

          (1) Insofar as required by any Governmental Authority, the Adjustment Escrow Agent shall provide all information and file all forms or returns and withhold all Taxes required to be withheld with regard to the payments made pursuant to this Agreement, including, without limitation, information and forms and returns relating to income Taxes.

     9. Termination of the Adjustment Escrow Agreement. This Agreement shall terminate upon the distribution of all of the Adjustment Escrowed Funds and the interest and other investment income earned thereon by the Adjustment Escrow Agent, or its successor, if any.

     10. Miscellaneous. (a) This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          (c) This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          (d) Section headings contained herein have been inserted for reference purposes only and shall not be construed as part of this Agreement.

          (e) This Agreement may be modified or amended only by a written instrument duly executed by all parties hereto or their respective successors or assigns.

          (f) Any notice, demand, claim, notice of claim, request or communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered in person, (ii) on the next Business Day after the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, (iii) on the next Business Day after the date of delivery to a national overnight courier service, or (iv) upon transmission by facsimile (if such transmission is confirmed by the addressee) if delivered through such services to the following addresses, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement in accordance with this Section l0(f):

                           If to the Company:

                                    Guy Gannett Communications
                                    One City Center
                                    P. O. Box 15277
                                    Portland, Maine  04112-5277
                                    Attention:   James E. Baker

                                                 Chief Financial Officer
                                    Facsimile No.: (207) 828-8160

                  with copy to:

                                    Eric P. Stauffer, Esq.
                                    Preti, Flaherty, Beliveau & Pachios, LLC

                                    P. O. Box 9546
                                    One City Center
                                    Portland, Maine  04112-9546
                                    Facsimile No.: (207) 791-3111

                  and

                                    Robert E. Spatt, Esq.
                                    Simpson, Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, New York  10017-3954
                                    Facsimile No.: (212) 455-2502

                  If to Purchaser:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attention:       President

                                    Facsimile No.:   (410) 467-5043

                  with a copy to:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attention:       General Counsel
                                    Facsimile No.:   (410) 662-4707

                  and

                                    Thomas & Libowitz, P.A.
                                    100 Light Street, Suite 1100
                                    Baltimore, Maryland  21202-1053
                                    Attention:       Steven A. Thomas, Esquire
                                    Facsimile No.:   (410) 752-2046

          Any such notice shall be deemed to have been received on the date of personal delivery, the date set forth on the Postal Service return receipt, or the date of delivery shown on the records of the overnight courier, as applicable.

          (g) The Adjustment Escrow Agent shall not be liable to pay any Tax, if any, on any interest or other investment income earned on the Adjustment Escrowed Funds, it being the understanding of the parties that any such Tax shall be the responsibility of the party or parties entitled to receive the Adjustment Escrowed Funds and any such interest or other investment income, allocated between parties on the basis of the relative portions of the Adjustment Escrow Account to be paid to Purchaser and the Company or the Fund Holder, as the case may be, respectively, pursuant to Section 4(a) hereof

          (h) If any party hereto refuses to comply with, or at any time violates or attempts to violate, any term, covenant or agreement contained in this Agreement, any other party hereto may, by injunctive action, compel the defaulting party to comply with, or refrain from violating, such term, covenant or agreement, and may, by injunctive action, compel specific performance of the obligations of the defaulting party.

          (i) Except as provided herein, the rights and obligations of the parties under this Agreement shall not be assigned to any Person, without the written consent of the other parties. This Agreement shall not confer any benefits on any Persons other than the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

                            SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                      [____________]BANK, as Adjustment Escrow
                                      Agent

                                      By:

                                         ---------------------------------------
                                      Name:

                                         ---------------------------------------
                                      Title:

                                         ---------------------------------------

                                      GUY GANNETT COMMUNICATIONS

                                      By:

                                         ---------------------------------------
                                      Name:

                                         ---------------------------------------
                                      Title:

                                         ---------------------------------------

                                      SINCLAIR COMMUNICATIONS, INC.

                                      By:

                                         ---------------------------------------
                                      Name:

                                         ---------------------------------------
                                      Title:

                                         ---------------------------------------

                                                                    Exhibit B to
                                                     Adjustment Escrow Agreement

                         ADJUSTMENT ESCROW AGENT'S FEES

                         ------------------------------

                                                                    Exhibit C to
                                                              Purchase Agreement

                            SECURITY ESCROW AGREEMENT

     This SECURITY ESCROW AGREEMENT (this "Agreement") made as of [_____________], 1998, by and among GUY GANNETT COMMUNICATIONS, a Maine corporation (the "Company"), SINCLAIR COMMUNICATIONS, INC., a Maryland Corporation (the "Purchaser"), and [_____________] Bank, a [_____________Bank],
as Security Escrow Agent (the "Security Escrow Agent").

     WHEREAS, the Company and Purchaser are parties to a Purchase Agreement dated as of September 4, 1998 (the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement, the Company shall sell, assign, transfer and deliver to Purchaser the assets and business of the Business (as defined in the Purchase Agreement), and Purchaser shall purchase and acquire such assets and business;

     WHEREAS, pursuant to Section 2.1(c)(iii) of the Purchase Agreement, Purchaser shall deliver on the Closing Date (as defined in the Purchase Agreement) an amount of $8,000,000 of the Purchase Price (as defined in the Purchase Agreement) to the Security Escrow Agent as security for the payment of certain amounts (i) as to which Purchaser may become entitled to indemnification pursuant to Article 8 of the Purchase Agreement, (ii) as to which Purchaser may become entitled to pursuant to Section 5.8(a) of the Purchase Agreement and
(iii) that may be payable to Purchaser pursuant to Section 2.2(c)(iii)(B) of the Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     Capitalized terms used herein and not otherwise defined are used as defined in the Purchase Agreement.

     1. Appointment of Security Escrow Agent. The Company and Purchaser hereby appoint [___________ Bank] to act as Security Escrow Agent hereunder, and [______________ Bank] hereby accepts such appointment and agrees to act as Security Escrow Agent on the terms and conditions set forth hereinafter.

     2. Security Escrow Amount. (a) On the Closing Date, Purchaser shall deliver to the Security Escrow Agent by wire transfer of immediately available funds (to account number [__________] of the Security Escrow Agent (the "Security Escrow Account")) the amount of $8,000,000 (the "Security Escrow Amount"), accompanied by written notice from Purchaser identifying such amount as an amount being delivered for deposit into the Security Escrow Account. The Security Escrow Agent shall acknowledge to Purchaser the Security Escrow Agent's receipt of said amount.

          (b) The Security Escrow Amount, not including the interest and other investment income earned thereon, shall only serve to secure the performance of (i) the indemnification obligations of the Company as set forth in Article 8 of the Purchase Agreement, (ii) the obligations of the Company as set forth in Section 5.8(a) of the Purchase Agreement and (iii) certain of the obligations set forth in Section 2.2(c)(iii)(B) of the Purchase Agreement.

          (c) The Security Escrow Agent shall hold the balance of the Security Escrow Amount (the "Security Escrowed Funds") in escrow and shall not withdraw the Security Escrowed Funds from the Security Escrow Account or use the Security Escrowed Funds for any other purpose, except as provided in this Agreement.

     3. Investments of Security Escrowed Funds. (a) The Security Escrow Agent shall invest and reinvest the Security Escrowed Funds from time to time, upon receipt of the written instructions thereto issued by the Company or the Fund Holder (as defined in Section 7 hereof), in:

     (i) Commercial paper of any corporation rated at least A-1 by S&P and P-1 by Moody's;

     (ii) Negotiable certificates of deposit of United States banks having (A) a long-term senior debt rating of at least A by S&P and Moody's, (B) deposits in excess of $2,000,000,000 and (C) commercial paper rating designations of at least A-1 by S&P and P-1 by Moody's;

     (iii)Repurchase agreements with any United States bank which are fully collateralized by direct obligations of the United States or obligations of agencies or sponsored agencies of the United States government, excluding in all cases collateralized mortgage obligations of any kind; and

     (iv) Money market instruments rated at least A-1 by S&P and P-1 by Moody's that are restricted to investments described in clause (iii);

provided that in no event shall any investment of the types  described in clause
(i), (ii) or (iv) exceed ten percent of the net assets of the issuer thereof and provided further that all investments shall have maturity dates on or before the anticipated dates of the relevant payments hereunder.

          (b) To the extent the Security Escrow Agent invests any funds in the manner provided for in this Section 3 and in accordance with the written instructions from the Company or the Fund Holder, as the case may be, no party hereto shall be liable for any loss which may be incurred by reason of any such investment. No investment shall exceed the term of this Agreement.

          (c) The Security Escrow Agent shall have the power to reduce, sell or liquidate the foregoing investments whenever it shall be required to release all or any portion of the Security Escrowed Funds pursuant to Section 4 or 5 hereof.

          (d) The Security Escrow Agent is authorized to register securities held by it in its name or in the name of a nominee or in bearer form and may deposit any securities or other property in a depository or a clearing corporation.

          (e) Any interest or other investment income earned for the period from the time that the Security Escrow Amount is delivered to the Security Escrow Agent until all the Security Escrowed Funds have been distributed in accordance with Section 5 hereof, shall be paid monthly to the Company or the Fund Holder, as the case may be, provided that no such payments shall be made until (i) a determination of whether any payment out of the Security Escrow Account pursuant to Section 2.2(c)(iii)(B) of the Purchase Agreement is required and (ii) if so required, such payment has been made; provided further, that to the extent that any portion of the Security Escrowed Funds is paid to Purchaser pursuant to
Section 2.2(c)(iii)(B) of the Purchase Agreement, a pro rata portion of such interest or other investment income earned through the date of such payment (determined on the basis of the relative portions of the Security Escrowed Funds so paid and that not so paid) shall be instead paid to Purchaser at the time such portion of the Security Escrowed Funds is paid to Purchaser; and provided further that the Security Escrow Agent shall retain interest or investment income to the extent necessary to replenish previous losses incurred by reason of any investment under Section 3(a) that resulted in a reduction in the principal amount of the Security Escrow Amount. Any such interest or other investment income shall be deemed not to constitute Security Escrowed Funds.

     4. Claim Notices. (a) During the period from the Closing Date until the Scheduled Escrow Expiration Date (as defined in Section 10 hereof), Purchaser acting on its own or, in the event set forth under (i) hereof, on behalf of any other Purchaser Indemnified Party (together for the purposes of this Section 4, "Purchaser") shall be entitled to give the Security Escrow Agent written notice (a "Claim Notice") of (i) any Claims and Damages incurred by it or a Purchaser Indemnified Party for which Purchaser claims that the Company is obligated to indemnify Purchaser pursuant to Article 8 of the Purchase Agreement, (ii) 50% of any payment made by Purchaser to any Business Employee pursuant to the terms of the Severance Agreements listed in Sections 3.14.1 and 3.14.2 of the Disclosure Schedule to the Purchase Agreement, which Purchaser is entitled to recover pursuant to Section 5.8(a) of the Purchase Agreement or (iii) the amount that is to be delivered to Purchaser pursuant to Section 2.2(c)(iii)(B) of the Purchase Agreement.

          (b) Each Claim Notice given by Purchaser to the Security Escrow Agent shall be signed by an authorized representative of Purchaser and (i) shall include the information required under Section 8.5 of the Purchase Agreement, including, for as far as its concerns a Claim Notice for Claims and Damages, the nature and details of such Claims and Damages, the section of the Purchase Agreement pursuant to which the Claim Notice is made, the amount of Claims and Damages, if reasonably ascertainable by Purchaser (or a statement that the amount thereof is not then reasonably ascertainable by Purchaser and the basis for such statement) and whether or not such Claims and Damages arise from the assertion of liability by a third party or (ii) set forth Purchaser's claim pursuant to Section 5.8(a) or 2.2(c)(iii)(B) of the Purchase Agreement.

          (c) Promptly upon receipt of the Claim Notice, the Security Escrow Agent shall give notice thereof to the Company or the Fund Holder, as the case may be, by transmitting a copy of such Claim Notice to the Company or the Fund Holder, as the case may be, in the manner and to the address specified in Section 1l(f) hereof.

          (d) The Security Escrow Agent shall make no payment or delivery to Purchaser or any Purchaser Indemnified Party for which a Claim Notice has been given to the Security Escrow Agent pursuant to this Section 4, or for the first payment of interest or other investment income pursuant to Section 3(e), except pursuant to (i) written instructions to the Security Escrow Agent signed by the authorized representatives of Purchaser and of the Company or the Fund Holder, as the case may be (the "Joint Order"), or (ii) a final nonappealable order, judgment, writ, decree of any Federal or State court of competent jurisdiction (the "Court Order"). Claims and Damages, or such portion of Claims and Damages, that have not been paid to Purchaser or otherwise resolved by a Joint Order or a Court Order, together with all unresolved claims with respect to Sections 5.8(a) and 2.2(c)(iii)(B), are herein referred to collectively as "Pending Claims".

     5. Distribution of the Security Escrowed Funds. All cash held in the Security Escrow Account on the Scheduled Escrow Expiration Date shall be distributed as follows:

          (a) The Security Escrow Agent shall deliver to the Company or the Fund Holder, as the case may be, by wire transfer to a bank account designated by the Company or the Fund Holder, as the case may be, the amount by which the balance in the Security Escrow Account as of the Scheduled Escrow Expiration Date exceeds the aggregate amount for all indemnification or other payments claimed under Pending Claims described in all Claim Notices with respect thereto (the "Reserves") as of the Scheduled Escrow Expiration Date.

          (b) An amount equal to the aggregate amount of the Reserves shall continue to be held by the Security Escrow Agent as Security Escrowed Funds as long as, and to the extent that, such Pending Claims have not been resolved by a Joint Order or a Court Order.

          (c) Whenever any Pending Claim is resolved by a Joint Order or a Court Order, the amount of such Pending Claim shall be disposed of in accordance with such Joint Order or Court Order.

          (d) Upon a Joint Order or a Court Order, money may be distributed at any time to Purchaser and the Company or the Fund Holder, as the case may be, or both of them.

     6. Purchase Agreement. The provisions of this Agreement are subject to the provisions of the Purchase Agreement, including, without limitation, Sections 2.2(c), 2.3, 2.4 and 5.8(a) and Article 8 thereof. To the extent that such provisions and the provisions of this Agreement are inconsistent with one another or in conflict, the provisions of the Purchase Agreement shall take precedence.

     7. Fund Holder. The parties hereto expressly acknowledge that the Company may assign all of its rights and obligations under this Agreement and to and in the Security Escrowed Funds to the stockholders of the Company or to any person or entity or any persons or entities acting directly or indirectly on behalf of the Company or such stockholders. Upon such assignment and upon the Company's delivery to the parties hereto of a notice thereof, the

Company shall be released from all of its obligations under this Agreement. As used herein, the term "Fund Holder" means the person, persons, entity and/or entities to whom the Company's rights and obligations hereunder have been assigned.

     8. Settlement of Disputes. Any dispute which may arise under this Agreement with respect to the delivery and/or ownership or right of possession of the Security Escrowed Funds or any part thereof, or the duties of the Security Escrow Agent hereunder, shall be settled either by mutual agreement of the Company or the Fund Holder, as the case may be, and Purchaser (evidenced by appropriate instructions in writing to the Security Escrow Agent, signed by such parties) or, failing such agreement, either the Company or the Fund Holder, as the case may be, or Purchaser shall have the right to submit the dispute to any federal or state court located in Portland, Maine. Each party waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding. The Security Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Prior to the settlement of any such dispute, the Security Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, that portion of the Security Escrowed Funds and the interest and other investment income earned thereon which is the subject of such dispute.

     9. Concerning the Security Escrow Agent. (a) The Security Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Security Escrow Agent may consult with counsel and shall have no liability hereunder except for its own bad faith, gross negligence or willful misconduct. It may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it reasonably believes to be genuine and to have been signed or presented by a proper Person or Persons.

          (b) The Security Escrow Agent shall have no duties with respect to any agreement or agreements with respect to any or all of the Security Escrowed Funds and the interest and investment income earned thereon other than as provided in this Agreement. In the event that any of the terms and provisions of any other agreement between any of the parties hereto (other than the Purchase Agreement) conflict or is inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects. Notwithstanding any provision to the contrary contained in any other agreement (including, without limitation, the Purchase Agreement), the Security Escrow Agent shall have no interest in the Security Escrowed Funds or the interest and other investment income earned thereon except as provided in this Agreement.

          (c) So long as the Security Escrow Agent shall have any obligation to pay any amount to the Company or the Fund Holder, as the case may be, and/or Purchaser from the Security Escrowed Funds hereunder, the Security Escrow Agent shall keep proper books of record and account, in which full and correct entries shall be made of all receipts, disbursements and investment activity in the Security Escrow Account.

          (d) The Security Escrow Agent shall furnish to the Company or the Fund Holder, as the case may be, and Purchaser monthly statements of account with respect to the Security Escrowed Funds showing the dates and amounts of all deposits, disbursements, interest and other investment income and the balance remaining on deposit.

          (e) The Security Escrow Agent shall not be bound by any modification of this Agreement affecting the rights, duties and obligations of the Security Escrow Agent, unless such modification shall be in writing and signed by the other parties hereto, and the Security Escrow Agent shall have given its prior or contemporaneous written consent thereto. The Security Escrow Agent shall not be bound by any other modification of this Agreement unless the Security Escrow Agent shall have received written notice thereof.

          (I) The Security Escrow Agent may resign as escrow agent at any time by giving 60 days written notice by registered or certified mail to the Company or the Fund Holder, as the case may be, and Purchaser, and such resignation shall take effect at the end of such 60 days or upon earlier appointment of a successor Security Escrow Agent. The Company or the Fund Holder, as the case may be, and Purchaser may remove the Security Escrow Agent at any time upon written notice by the Company or the Fund Holder, as the case may be, and Purchaser jointly to the Security Escrow Agent with immediate effect. The resignation or removal shall not be effective unless and until a successor Security Escrow Agent is appointed by the Company or the Fund Holder, as the case may be, and Purchaser. The Company or the Fund Holder, as the case may be, and Purchaser shall undertake to utilize their best efforts to arrange for the appointment of a successor Security Escrow Agent. If any instrument of acceptance by a successor Security Escrow Agent shall not have been delivered to the Security Escrow Agent within 60 days after the delivery of its notice of resignation by the Security Escrow Agent or its receipt of the notice of removal, the resigning or removed Security Escrow Agent may, at the expense of the Company or the Fund Holder, as the case may be, and Purchaser, petition any court of competent jurisdiction for the appointment of a successor Security Escrow Agent.

          (g) If at any time hereafter the Security Escrow Agent shall be dissolved or otherwise become incapable of acting, or the bank or trust company acting as the Security Escrow Agent shall be taken over by any government official, agency, department or board, or the position of the Security Escrow Agent shall become vacant for any of the foregoing reasons or for any other reason, the Company or the Fund Holder, as the case may be, and Purchaser shall jointly appoint a successor Security Escrow Agent to fill such vacancy.

          (h) Every successor Security Escrow Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Company or the Fund Holder, as the case may be, and Purchaser an instrument in writing accepting such appointment hereunder, and thereupon such successor Security Escrow Agent, without any further act, shall become fully vested with all the rights, immunities and powers and shall be subject to all of the duties and obligations, of its predecessor Security Escrow Agent as if originally named herein; and every predecessor Security Escrow Agent shall deliver to its successor, all property and moneys held by it hereunder and all information required to properly perform the obligations of the Security Escrow Agent set forth in this Agreement.

          (i) The Security Escrow Agent's fees shall be in the amounts set forth on Exhibit A hereto. In addition, the Security Escrow Agent shall be reimbursed on demand for its reasonable out of pocket costs incurred in performing its obligations under this Agreement upon its presentation of any invoices thereof.

          (j) The Company and Purchaser shall each be responsible for payment of one half of the fees and expenses of the Security Escrow Agent, including the expenses set forth in Section 9(i) hereof.

          (k) The Company or the Fund Holder, as the case may be, and Purchaser shall indemnify and hold the Security Escrow Agent harmless from and against any and all expenses (including reasonable attorneys' fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Security Escrow Agent for anything done or omitted by the Security Escrow Agent in the performance of the Security Escrow Agent's duties hereunder, except such which result from the Security Escrow Agent's bad faith, gross negligence or willful misconduct.

          (1) Insofar as required by any governmental agency or authority, the Security Escrow Agent shall provide all information and file all forms or returns and withhold all Taxes required to be withheld with regard to the payments made pursuant to this Agreement, including, without limitation, information and forms and returns relating to income Taxes.

     10. Termination of the Security Escrow Agreement. This Agreement shall terminate upon the earlier to occur of: (i) the first anniversary of the Closing Date (the "Scheduled Escrow Expiration Date") and (ii) the distribution of all of the Security Escrowed Funds and the interest and other investment income earned thereon by the Security Escrow Agent pursuant to this Agreement; provided, however, that if there are any unresolved or unsettled Claims and Damages outstanding on the Scheduled Escrow Expiration Date, this Agreement will not terminate until the resolution of all such Claims and Damages and the distribution of all of the Security Escrowed Funds pursuant to Section 5 hereof.

     11. Miscellaneous. (a) This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their representative successors and assigns.

          (c) This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          (d) Section headings contained herein have been inserted for reference purposes only and shall not be construed as part of this Agreement.

          (e) This Agreement may be modified or amended only by a written instrument duly executed by all parties hereto or their respective successors or assigns.

          (f) Any notice, demand, claim, notice of claim, request or communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered in person, (ii) on the next Business Day after the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, (iii) on the next Business Day after the date of delivery to a national overnight courier service, or (iv) upon transmission by facsimile (if such transmission is confirmed by the addressee) if delivered through such services to the following addresses, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement in accordance with this Section l1(f):

                                    If to the Company:

                                    Guy Gannett Communications
                                    One City Center
                                    P. O. Box 15277
                                    Portland, Maine  04112-5277
                                    Attention:   James E. Baker

                                                 Chief Financial Officer
                                    Facsimile No.: (207) 828-8160

                  with copy to:

                                    Eric P. Stauffer, Esq.
                                    Preti, Flaherty, Beliveau & Pachios, LLC

                                    P. O. Box 9546
                                    One City Center
                                    Portland, Maine  04112-9546
                                    Facsimile No.: (207) 791-3111

                  and

                                    Robert E. Spatt, Esq.
                                    Simpson, Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, New York  10017-3954
                                    Facsimile No.: (212) 455-2502

                  If to Purchaser:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attention:       President
                                    Facsimile No.:   (410) 467-5043
                  with a copy to:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attention:       General Counsel
                                    Facsimile No.:   (410) 662-4707

                  and

                                    Thomas & Libowitz, P.A.
                                    100 Light Street, Suite 1100
                                    Baltimore, Maryland  21202-1053
                                    Attention:       Steven A. Thomas, Esquire
                                    Facsimile No.:   (410) 752-2046

          Any such notice shall be deemed to have been received on the date of personal delivery, the date set forth on the Postal Service return receipt, or the date of delivery shown on the records of the overnight courier, as applicable.

          (g) The Security Escrow Agent shall not be liable to pay any Tax, if any, on any interest or other investment income earned on the Security Escrowed Funds, it being the understanding of the parties that any such Tax shall be the responsibility of the Company or the Fund Holder, as the case may be.

          (h) If any party hereto refuses to comply with, or at any time violates or attempts to violate, any term, covenant or agreement contained in this Agreement, any other party hereto may, by injunctive action, compel the defaulting party to comply with, or refrain from violating, such term, covenant or agreement, and may, by injunctive action, compel specific performance of the obligations of the defaulting party.

          (i) Except as provided herein, the rights and obligations of the parties under this Agreement shall not be assigned to any Person, without the written consent of the other parties. This Agreement shall not confer any benefits on any Persons other than the parties hereto and the Fund Holder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

                            SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                      [____________]BANK, as Adjustment Escrow
                                      Agent

                                      By:

                                         ---------------------------------------
                                      Name:

                                         ---------------------------------------
                                      Title:

                                         ---------------------------------------

                                      GUY GANNETT COMMUNICATIONS

                                      By:

                                         ---------------------------------------
                                      Name:

                                         ---------------------------------------
                                      Title:

                                         ---------------------------------------

                                      SINCLAIR COMMUNICATIONS, INC.

                                      By:

                                         ---------------------------------------
                                      Name:

                                         ---------------------------------------
                                      Title:

                                         ---------------------------------------

                                                                    Exhibit A to
                                                       Security Escrow Agreement

                          SECURITY ESCROW AGENT'S FEES

                          ----------------------------

                                                                  EXHIBIT D-1 TO
                                                              PURCHASE AGREEMENT

            FORM OF PRETI, FLAHERTY, BELIVEAU & PACHIOS LEGAL OPINION

                       ---------------------------, ------



Sinclair Communications, Inc.
2000 West 41st Street
Baltimore, Maryland  21211-1420

Gentlemen:

We have acted as counsel to Guy Gannett Communications (the "Company") in connection with the transactions contemplated by the Purchase Agreement dated September 4, 1998 (the "Purchase Agreement") by the Company and Sinclair Communications, Inc. (the "Buyer").

     We have examined the originals or copies of such documents, certificates and records as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. We have assumed the genuineness of all signatures, the authenticity of documents, certificates and records submitted to us as originals, the conformity to the originals of all documents, certificates and records submitted to us as certified or reproduction copies, the legal capacity of all natural persons executing documents, certificates and records, and the completeness and accuracy as of the date of this opinion letter of the information contained in such documents, certificates and records.

     The law, covered by the opinions expressed herein, is limited to the laws of the State of Maine.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation validly existing and in good standing under the laws of the State of Maine. The Company has the corporate power and authority to enter into and perform the Purchase Agreement.

     2. The execution, delivery and performance of the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company.

     This opinion letter is delivered as of its date and without any undertaking to advise you of any changes of law or fact that occur after the date of this opinion letter even though the changes may affect a legal analysis or conclusion or an information confirmation in this opinion letter.

Sinclair Communications, Inc.
_________________, 1998

Page 2 of 2

     This opinion letter may be relied upon by you only in connection with the transaction described in the initial paragraph of this opinion letter and may not be used or relied upon by you for any other purpose or by any other person for any purpose whatsoever without, in each instance, our prior written consent.

                                                    Very truly yours,

                                                    ----------------------------

                                                                  Exhibit D-2 to
                                                              Purchase Agreement

                                [Date of Closing]

Sinclair Communications, Inc.
2000 West 41st Street
Baltimore, Maryland  21211-1420

Ladies and Gentlemen:

     We have acted as special New York counsel to Guy Gannett Communications, a Maine corporation (the "Company"), in connection with the negotiation and execution of the Purchase Agreement dated as of September 4, 1998 (the "Purchase Agreement") by and between the Company and Sinclair Communications, Inc., a Maryland corporation ("Sinclair").

     This opinion is delivered pursuant to Section 6.9 of the Purchase Agreement. All capitalized terms not otherwise defined herein have the meanings specified in the Purchase Agreement.

     We have examined a copy of the Purchase Agreement and originals or copies, certified or otherwise identified to our satisfaction, of such other documents, instruments or certificates as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     As to questions of fact we have relied upon the documents examined by us or upon certificates and statements of officers of the Company. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photocopies and the authenticity of the originals of such latter documents.

Sinclair Communications, Inc.                           [________________,] 1998
Page 2 of 3

     In rendering the opinion set forth below, we have assumed, without any independent investigation or verification of any kind, that (i) the Purchase Agreement is a valid, legally binding enforceable agreement of Sinclair, (ii) the Company is validly existing and in good standing under the laws of the State of Maine and has duly authorized, executed and delivered the Purchase Agreement,
(iii) execution, delivery and performance by the Company does not violate the laws of Maine or any other applicable laws (other than the laws of the State of New York) and (iv) execution, delivery and performance by the company of the Purchase Agreement does not constitute a breach or violation of any agreement or instrument which is binding upon the Company.

     Based upon the foregoing, and subject to the qualifications and limitation stated herein, we are of the opinion that the Purchase Agreement constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting rights or creditors generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     We express no opinion  with  respect to the  enforceability  of (A) Section
10.11 (Specific Performance) of the Purchase Agreement, (B) any provision of the Purchase Agreement that time shall be of the essence in enforcing and applying the covenants and conditions set forth in the Purchase Agreement, (C) any provision of the Purchase Agreement which is intended to permit modification of the Purchase Agreement only by means of an agreement signed in wiring by the parties thereto or (D) any provision of the Purchase Agreement relating to indemnification or exculpation in connection with violation of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated Person or the Person receiving contribution.

     We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York.

Sinclair Communications, Inc.                           [________________,] 1998
Page 3 of 3

     This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose or relied upon by or furnished to any other person, firm or corporation for any purpose without our prior written consent.

                                                     Very truly yours,

                                                     SIMPSON THACHER & BARTLETT

                                   EXHIBIT D-3

                               FORM OF FCC OPINION

     1. The FCC has issued to the Company the licenses, permits and authorizations specified on Attachment I hereto (the "FCC Licenses"). The FCC Licenses are in full force and effect in that they are held by the Company and are in effect in accordance with their terms.

     2. The FCC Consent has been granted to permit the assignment of the FCC Licenses by the Company to Purchaser and has not been reversed, stayed, enjoined, set aside, annulled or suspended; [provided, however, that the time under applicable FCC rules within which any formal request for reconsideration, review or other regulatory or judicial action has not lapsed, but, to our knowledge, no action or petition for such reconsideration or review has been filed or is pending.]

     3. There is no FCC order, judgment, decree, notice of apparent liability or order of forfeiture outstanding, and to our knowledge, no action, suit of apparent liability, order of forfeiture, investigation or other proceeding pending by or before the FCC against the Company that might result in a revocation, cancellation, suspension, non-renewal, short-term renewal or materially adverse modification of the FCC Licenses, except FCC proceedings generally affecting the television industry (including but not limited to the proceedings which will require modification of all television licenses to accommodate the transition to digital television).

                                                                  Exhibit F-1 to
                                                              Purchase Agreement

                                    AGREEMENT

     THIS AGREEMENT is made as of this ___ day of _____, 1998 by and between Guy Gannett Communications, a Maine corporation ("Gannett") and Media Properties of Maine, LLC, a Delaware limited liability company ("Maine Media").

                                   WITNESSETH

     WHEREAS, Gannett owns and operates The Portland Newspapers, which includes the Portland Press Herald, serving Cumberland County, Maine and parts of York County, Maine and the Maine Sunday Telegram, a regional Sunday newspaper, both published in Portland, Maine (collectively "The Portland Newspapers"); and

     WHEREAS, Gannett owns and operates the Central Maine Newspapers, which includes the daily Morning Sentinel, serving Waterville, Maine and environs, and the Kennebec Journal, serving Augusta, Maine and environs, both published in Augusta, Maine (collectively the "Central Maine Newspapers"); and

     WHEREAS, Gannett owns and operates the Coastal Journal, a weekly newspaper serving the mid-coast areas of Bath and Brunswick, Maine and environs (the "Coastal Journal"); and

     WHEREAS,  Gannett  owns and  operates the New Media  Development  Group,  a
Portland, Maine-based division that provides a variety of new media services, including but not limited to web site development, on-line advertising, sponsorships, directly sales, publication of Maine Today and related businesses (collectively the "New Media"); and

     WHEREAS, Gannett owns and operates Guy Gannett Voice Information Services, a Portland, Maine-based telephone information and marketing medium providing pre-recorded and customized information to callers under the name of PhoneME (the "Voice Information Services"); and

     WHEREAS, Gannett owns and operates Guy Gannett Direct, a Portland, Maine-based division that provides direct mail marketing services to clients both inside and outside of Maine (the "Guy Gannett Direct"); and

     WHEREAS, Gannett owns and operates Integrated Marketing Group, a Portland, Maine-based division that provides bundled sales and services of advertising (the "Integrated Marketing"); and

     WHEREAS, the businesses conducted by The Portland Newspapers, Central Maine Newspapers, Coastal Journal, New Media, Voice Information Services, Guy Gannett Direct and Integrated Marketing, and all assets, liabilities, operations and activities of, and all rights of, Gannett in the operations of such businesses, are collectively referred to herein as the "Maine Media Businesses"; and

     WHEREAS, in addition to the Maine Media Businesses, Gannett owns and operates a number of television broadcast divisions located both in and outside of Maine, including WGME-TV, Portland, Maine ("WGME-TV"); and

     WHEREAS, Gannett maintains a corporate office located at One City Center, Portland, Maine that provides certain support and other services to all Gannett divisions and businesses (the "Corporate Office"); and

     WHEREAS, Maine Media has been formed at the direction of Gannett for the purpose of receiving the transfer by Gannett of the Maine Media Businesses in anticipation of the sale of Maine Media to a third party (the "Sale of Maine Media"); and

     WHEREAS, Gannett also anticipates the sale of its broadcast and other properties, including WGME-TV (the "Sale of Gannett"); and

     WHEREAS, Maine Media and Gannett are parties to a certain Contribution Agreement dated July __, 1998 (the "Contribution Agreement") in which Gannett has agreed to transfer to Maine Media all of its assets primarily related to the Maine Media Businesses, subject to Maine Media's assumption of the liabilities primarily related thereto (the "Contribution"); and

     WHEREAS, certain relationships between WGME-TV and the Maine Media Businesses presently exist that Maine Media and Gannett wish to continue on the same terms and conditions for an interim period after the Contribution and the Sale of Maine Media; and

     WHEREAS, Gannett has entered into agreements with certain customers making commitments with respect to volume discounts on advertising in one or more of the Maine Media Businesses and WGME-TV as listed in Schedule A hereto (the "Joint Advertising Commitments"), and Gannett and Maine Media each wish to obligate the other to comply with the terms of such agreements after the Contribution and Sale of Maine Media;

     NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth herein, Gannett and Maine Media agree as follows:

     1. Interim Agreements.  Until the later of (i) March 31, 1999 or (ii) sixty
(60) days after the date of the Sale of Gannett, but in no event later than December 31, 1999, Gannett and Maine Media agree that the following services shall continue to be provided by and between them, without further consideration other than the services to be provided, each to the other, and any payments expressly provided for herein:

     (a)  Shared Facilities.

          (i) Maine Media shall permit WGME-TV to continue to locate the existing camera and transmission equipment (or similar replacement equipment) at its present location on the roof of The Portland Newspapers office building located at 390 Congress Street, Portland, Maine.

          (ii) WGME-TV shall permit The Portland Newspapers to continue to locate the existing radio equipment (or similar replacement equipment) on its tower located at Blackstrap Mountain, Falmouth, Maine at a fee of $91.00 per month.

     (b) Editorial Collaboration. WGME-TV and the Maine Media Businesses shall continue (1) their collaborative efforts between WGME-TV and The Portland Newspapers/Central Maine Newspapers relating to the Maine Citizens Campaign as outlined in the Pew Grant received by The Portland Newspapers, with WGME-TV's specific responsibility being to provide video production (at an estimated cost of $2,500 to be reimbursed by The Portland Newspapers); (2) sharing resources and their joint coverage efforts of the 1998 elections between WGME-TV and The Portland Newspapers/Central Maine Newspapers; (3) daily sharing of stories between WGME-TV and The Portland Newspapers/Central Maine Newspapers with an editor from The Portland Newspapers sitting in on WGME-TV news meetings; (4) the practice of having the WGME-TV branded weather page appearing daily in The Portland Newspapers and Central Maine Newspapers publications, including the WGME-TV Weather Eye column written by a WGME-TV meteorologist at WGME's expense; (5) the practice of the occasional mention of stories appearing in the next day's publication of The Portland Newspapers or the Central Maine Newspapers on WGME-TV's 11:00 p.m. news as part of the "Tomorrow's Headlines Tonight" feature; and (6) any other existing collaborative efforts between the parties.

     (c) Cross-Promotion. WGME-TV and the Maine Media Businesses shall continue their practice of (1) providing advertising coverage in The Portland Newspapers/Central Maine Newspapers publications for WGME-TV, which is estimated (i) during February, May, July and November, to consist of an average of approximately 2,600 column inches in The Portland Newspapers and 1,300 column inches in The Central Maine Newspapers; and (ii) during other months, to consist of an average of approximately 400 column inches in The Portland Newspapers, and 200 column inches in The Central Maine Newspapers; (2) providing sale of advertising on the WGME-TV web site by the New Media Division, with 50% of the revenue therefrom paid to each of the parties hereto, and
          (3) providing (v) airing of promotional sports for all Maine Media Businesses by WGME-TV, to consist of approximately 115 30-second spots per month;
          (w) cross-promotion of, and links between, WGME-TV's web site and those Maine Media Businesses sites identified under the name Maine Today; and (x) distribution of WGME-TV's NewsChannel 13 Hotline on the PhoneME service, including news, weather updates and viewer information.

     (d) Servicemarks and Trademarks. Each of the parties may continue to use servicemarks and trademarks of the other, provided that such use shall be strictly in accordance with past practices or such other use as the party owning the mark (the "Holder") may approve in writing. The Holder retains the right to approve new operational and promotional materials. At the request of the Holder, the party using such mark pursuant to the rights granted under this Agreement shall promptly do such acts and execute, acknowledge and deliver all those papers that may be necessary or desirable to maintain, protect and/or vest in the Holder the entire right, title and interest in and to such mark.

     (e) Other Services. New Media shall continue its practices of (1) providing consulting services relating to WGME-TV's web site and (2) hosting WGME-TV's web site on the New Media server.

     2. Combined Advertising Commitments. Gannett and Maine Media shall continue to abide by the Joint Advertising Commitments for the balance of the term of such contracts, and (subject to any limitations contained therein) without regard to the percentage of advertising that is required by the customer to be provided by either party. For purposes only of determining whether the customers who are party to the Joint Advertising Commitments have complied with their minimum advertising commitment, (a) Maine Media and Gannett shall assess the same as though the Maine Media businesses existing as of the date hereof which continue to be properties of Gannett, and (b) the parties shall share information concerning the aggregate sales to such customers during the term of the applicable Joint Advertising Commitment. Notwithstanding anything to the contrary, there shall be no obligation between the parties hereto with respect to the pricing of such services, except to the extent expressly set forth in the applicable Joint Advertising Commitment.

     3. Services Agreement. Maine Media, through The Portland Newspapers, shall continue to provide to Gannett the following services:

          (a) Telephone Support. For so long as such service is required by Gannett, but in no event later than May 31, 2001, provided only that Maine Media continues to provide similar services for itself or for any of its properties or divisions, Maine Media shall provide Gannett, for use by personnel at its Corporation Office
               (1)
               telephone equipment of a type and quantity used by the Corporate Offices as of the date hereof, (2) telephone support services, including voice mail, and all necessary technical support thereafter and service thereof and (3) local and long distance service. For so long as such services are being provided to Gannett, Gannett shall pay to Maine Media a flat monthly fee of $3,500 for the services described in Section 3(a)(1) and (2) hereof, and shall reimburse Maine Media, at its direct cost, for those services provided pursuant to Section 3(a)(3) hereof.

          (b) Computer Support.For so long as such service is required by Gannett, but in no event after the late of (i) one hundred twenty
               (120) days after the date of the Sale of Gannett or December 31, 1998, provided only that Maine Media continues to provide similar service for itself or for any of its properties or divisions, at Gannett's request, Maine media shall provide network support for Gannett's computer systems for use by its personnel at its Corporate Office at a rate of Thirty Dollars ($30) per hour.

     4. People of the Kennebec Campaign. Gannett and Maine Media shall continue their participation in the "People of the Kennebec" sponsored promotional campaign that extends into the fall of 1999.

     5. Quality, Scope and Character of Services. Except as otherwise expressly provided above, in all cases, the services to be provided under this Agreement shall be of a character, scope and quality that are consistent with Gannett's past practices, unless otherwise agreed by the parties hereto.

     6. Contribution Agreement. This Agreement shall in no event enlarge, reduce or otherwise affect the rights, warranties or covenants of the parties as set forth in the Contribution Agreement. The Contribution Agreement shall survive the execution and delivery of this Agreement.

     7. Benefit and Assignment. This Agreement will be binding upon and inure to the parties hereto and their respective successors and assigns.

     8. Construction of this Agreement. The headings of the sections and subsections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maine, applicable to contracts executed in and to be performed entirely within that State.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

                                        GUY GANNETT COMMUNICATIONS

                                        By:

                                           ----------------------------------
                                        Its

                                           ----------------------------------

                                        MEDIA PROPERTIES OF MAINE, LLC

                                        By: Guy Gannett Communications, Its Sole
                                            Member

                                        By:

                                           ----------------------------------
                                        Its

                                           ----------------------------------

                                                                  EXHIBIT F-2 TO
                                                              PURCHASE AGREEMENT

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT (the "Sublease") is entered into as of the ______ day of _________________, 1998, by and between GUY GANNETT COMMUNICATIONS ("Gannett") and MEDIA PROPERTIEESOF MAINE, LLC, a Delaware limited company ("Maine Media").

                                R E C I T A L S:

     A. Gannett and Fleet Bank of Maine ("Landlord") are parties to a certain lease dated June 20, 1995 (the "Lease") for certain office space and other facilities in or near the building at 8 Washington Avenue, Sanford, ME ("Building").

     B. Maine Media desires to sublease a portion of the Building from Gannett;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maine Media and Gannett hereby agree as follows:

                                    ARTICLE 1

                     DEMISE, DESCRIPTION, USE, TERM AND RENT

Gannett hereby subleases to Maine Media, and Maine Media hereby subleases from Gannett, approximately 340 square feet of the Building, as more fully described in Exhibit A attached hereto and made a part hereof (the "Premises"), for use as office space and for no other use whatsoever, together with the rights of ingress and egress to the Building and the right of use of the parking area adjacent to the Building in common with Gannett (as that term is defined in the Lease), for a term commencing on the date hereof and ending on April 30, 1999; provided, further, that Maine Media may renew this Sublease for an additional one (1) year term by written notice given to Gannett on or before February 28, 1999.

                                    ARTICLE 2
                                      RENT

     Maine Media shall pay to Gannett the amount of Two Hundred Dollars ($200.00) per month as rent for the Premises during the term hereof. The rent is due and payable in advance on the first day of each and every calendar month during such term at the address specified in Article 10 hereof. If this Sublease commences on other than the first day of a month, rent shall be prorated for such partial month. A late fee of five percent (5%) of the overdue amount shall be charged for rent received after the tenth day of the month for rent. All payments shall be without set off or deduction, except as otherwise expressly provided herein.

                                    ARTICLE 3

                                    THE LEASE

     All of the terms and provisions of the Lease are incorporated by reference as if fully rewritten herein. Maine Media shall conform to and shall use the Premises in accordance with all the terms, covenants and conditions contained in the Lease and will do no act which will result in a violation of such terms, covenants and conditions. Maine Media shall perform all the terms, covenants and conditions of the Lease on the part of tenant therein named to be performed (except for payment of rent provided for in the Lease) insofar as such terms, covenants and conditions relate to the Premises. This Sublease is expressly subject to all the terms, covenants, conditions and provisions of the Lease, a copy of which has been delivered to Maine Media.

                                    ARTICLE 4
                                    INSURANCE

     Maine Media shall maintain comprehensive general liability insurance as required under the Lease, naming Landlord as well as Gannett as additional named insureds, which policy shall provide at least thirty (30) days cancellation notice to Landlord and Gannett. Upon written demand therefor, Maine Media shall provide Landlord and Gannett with a copy of such policy or a certificate evidencing such insurance.

                                    ARTICLE 5

                              ASSIGNMENT-SUBLEASING

     Maine Media may not assign the Sublease or sublet any part of the Premises.

                                    ARTICLE 6

                             DEFAULT AND BANKRUPTCY

     In the event that Maine Media shall (a) default in the payment of any installment of rent or other sums herein specified and such default shall continue for ten (10) days after; (b) default in the observance or performance of any other of the Maine Media covenants, agreements, or obligations hereunder and such default shall not be corrected with thirty (30) days after written notice thereof; or (c) be declared bankrupt or insolvent according to law, or, if any assignment shall be made of Maine Media's property for the benefit of creditors, then Gannett shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Premises, to declare the term of this Sublease ended, and remove Maine Media's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. If Maine Media shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on Maine Media's part to be observed or performed under or by virtue of any of the provisions in any paragraph of this Sublease, Gannett, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Maine Media. If Gannett makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in the institution, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of ten (10) percent par annum and costs, shall be paid to Gannett by Maine Media as additional rent.

                                    ARTICLE 7

                                SHORT FORM LEASE

     Maine Media agrees not to record this Sublease or any memorandum thereof.

                                    ARTICLE 8
                                 INDEMNIFICATION

     Maine Media shall hold Gannett and Landlord harmless and defend Gannett and Landlord against any and all claims or liabilities for any injury or damage to any person or property whatsoever: (a) occurring in, on or about the premises in which the Building is located; or (b) occurring in, on or about the Building in each case if such injury or damage is caused in part or in whole by the act, neglect, fault, or omission of, and duty with respect to the same, by Maine Media, its agents, employees or invitees.

                                    ARTICLE 9

                                ENTIRE AGREEMENT

     This instrument contains the entire and only agreement between the parties and no oral statements or representations or prior written matter not contained in this instrument shall have any force or affect. This Sublease shall not be modified in any way except by a writing executed by both parties. It is expressly agreed upon by the parties hereto, that the terms and provisions of this Sublease are intended to apply only with respect to the sub-leasehold estate created hereby.

                                   ARTICLE 10
                                     NOTICE

     Any notices from Maine Media to Gannett shall be deemed duly served upon receipt by Gannett at the following address: WGME-TV, P.O. Box 1731, Portland, ME 04104, or such other address as Gannett may from time to time advise in writing. Any notice from Gannett to Maine Media shall be deemed duly served upon receipt by Maine Media at the following address: The Portland Newspapers, P.O.

Box 1460, Portland, ME 04104.

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be duly executed and delivered as of the day and year first written above.

                                        MEDIA PROPERTIES OF MAINE, LLC
                                        By: GUY GANNETT COMMUNICATIONS,

                                            its sole member

                                        By:

----------------------------------         ----------------------------------
Witness                                    James E. Baker
                                           Vice President - Finance

                                        GUY GANNETT COMMUNICATIONS

                                        By:

----------------------------------         ----------------------------------
Witness                                    James E. Baker
                                           Vice President - Finance

PPPPPPPPPPPPPPPP

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        Section 1.1(d) - (Real Property)

            See attached Section 1.1 (d) of the Disclosure Schedule.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                  SECTION 1.1(R) (NON-COMPETITION AGREEMENTS)

James B. Shaffer
Michael L. Bock

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

      SECTION 3.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

      --------------------------------------------------------------------

   3.3(a):    None.

   3.3(b):    None.

   3.3(c):    None.

   3.3(d):

   1. See Section 3.3.1 of the Disclosure Schedule for list of contracts that require consent to the transactions.

   2. The Company's Revolving Loan Agreement with BankBoston and others and Note Purchase Agreement with its noteholders prohibit the transfer of the Assets without the lenders' consent. The Company expects to repay these obligations at or prior to Closing.

   3.         See Section 3.14 of the  Disclosure  Schedule  concerning  certain
              retention  and  severance   agreements   with  various   employees
              requiring certain payments to be accelerated at Closing.

   4. See Section 3.14 of the Disclosure Schedule concerning certain agreements with various retired employees that may be accelerated upon Closing.

   5. The annual management bonuses for WOKR-TV will be accelerated at Closing. If the Closing is before the end of 1998, the portion of the

      SECTION 3.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

      --------------------------------------------------------------------

              payment relating to the period from the Closing Date through year end will be accounted for as a prepaid expense.

   6. Pursuant to the terms of the Company's Directors' Deferred Compensation Plan, deferred directors fees are payable upon the sale of substantially all of the assets of the Company, and will be due upon Closing.

   7. Most, if not all, of the Company's insurance policies are not assignable.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

              SECTION 3.5 (FINANCIAL STATEMENTS)

              ----------------------------------

3.5(a):       None.

3.5(b) & (c):

1. The Unaudited Financial Statements do not include all financial statements (e.g., cash flow), financial elements (e.g., income taxes and net income) or footnotes required under GAAP. Net Financial Assets will not include any accruals for any severance for employees terminated after the Closing. The Unaudited Financial Statements were prepared on a pro forma basis to reflect the Company's expectations as to how certain accounting matters related to the sales of the Company and the Maine Media Business would be handled, including without limitation: estimates of how post-retirement liabilities would be allocated between Newco (as defined in Section 3.7 of the Disclosure Schedule) and the Company; none of the prepaid pension cost included in "other assets" in the corporate balance sheet was allocated to Newco; certain long-term incentive plans and supplemental retirement benefits were not reflected on the balance sheet because it is anticipated that they will be paid prior to Closing. Some monthly financial statements may not include all accrued vacation benefits. The treatment of downpayments on program rights as described in Section 9.1 is not consistent with prior periods or in accordance with GAAP. The consolidated statement of operations is intended to display EBITDA and EBIT rather than net income. The Guy Gannett Broadcast Group balance sheet shows no allocation or apportionment of the post-retirement liability or of the prepaid pension (except that the June 30, 1998 balance sheet does show the post-retirement liability). As described above, the Unaudited Financial Statements are not in conformance with GAAP nor are they consistent with prior periods.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                       SECTION 3.5 (FINANCIAL STATEMENTS)

                       ----------------------------------

2. The Unaudited Financial Statements do not include any assets or liabilities that may result from a settlement in the future with ASCAP regarding the dispute with the TV Music License Committee on new fees and the license agreement.

3. Downpayments relating to certain program rights contracts set forth in Section 9.1 of the Disclosure Schedule will be recorded as prepaid expenses, while in the past some of these liabilities have been recorded as reductions in the "film contract liability" account.

4. The Company has an arrangement to pay a former WGME employee a monthly sum, until May 1999, outside the terms of any supplemental retirement plan. The Company accounts for this liability on a cash basis.

3.5(c):

5. There are certain liabilities related to the sale of the Company and its properties that are not recorded and have not been incurred in the ordinary course including but not limited to (a) fees for: attorneys, investment bankers, accountants, consultants, etc.; (b) certain agreements with key employees for severance, retention and closing benefits, and former employees for supplemental retirement and deferred compensation benefits.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------

3.6(i):

1. The Company has possession of various assets owned by others, including but not limited to personal items of employees and officers. The Company also has possession of records, but does not have any ownership interest in, the following groups or organizations: Guy P. Gannett Foundation, The Portland Newspapers Bruce Roberts Fund; Guy Gannett Employees Credit Union; the Anne
              M. Gannett Trust and the Gannett Family Forum.

2. WTWC entered into a conservation easement with Leon County, Florida, dated June 16, 1998.

3.            There is a possible  encroachment  onto  abutting  property of the
              WICD  satellite   dishes  at  the  station  studio  in  Champaign,
              Illinois.

4. The New York State Department of Transportation ("NYSDOT") has taken, by eminent domain,: (1) a fee simple interest in a 0.136 acre parcel located at 4225 West Henrietta Road, Rochester, New York, along the property fronting West Henrietta Road and crossing the driveway accessing that property, and (2) a permanent easement for traffic control devices on the driveway where the driveway meets West Henrietta Road. In return, NYSDOT has paid the Company $12,400.

5.            See  Section  3.16 of the  Disclosure  Schedule  for  Intellectual
              Property matters.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------



3.6(i) and (iii):

6. See Section 3.7 of the Disclosure Schedule for detail with respect to sharing of certain assets between the broadcast and Maine Media Business divisions pursuant to the terms of an Amended and Restated Contribution Agreement dated August 14, 1998. In addition, upon consummation of the sale of the Maine Media Business, the Company will lose access to certain expertise in areas such as marketing and research provided by personnel of the Maine Media Business, and other relationships with these divisions will be terminated.

3.6(ii) The Company has a lease with Elden Moss for an Iowa City translator site lease. Title work reveals that title to the leased property is held by Moss Farms, Inc. The Company is in the process of amending this lease to obtain a right of first refusal and plans to correct this error at the same time.

3.6(iv):

7. The elevator on the WGME tower requires repair due to damage by the Winter, 1998 ice storm. Kline Towers has estimated the costs of repairs at approximately $34,000. This loss is insured and the repairs will be conducted shortly.

8. WGME purchased a software system including a street level mapping system. The vendor went out of business before a proper interface

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------


              between the street level mapping system and the WSI weather reporting system was provided. WGME is working with WSI for a substitution of software.

3.6(v):       None.

3.6(vi):      None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3.7(a):

1. An Amended and Restated Contribution Agreement dated August 14, 1998 (the "Contribution Agreement") between the Company and Newco provides for transfer to Media Properties of Maine, LLC ("Newco"), on or before the date of sale of the Maine Media Business, of all assets and liabilities used or usable primarily in connection with the Maine Media Business. The Company has also agreed to enter into a services contract between the Company and Newco containing certain agreements with respect to certain assets presently shared by the broadcast divisions and Maine Media Business divisions, including: a) continuation of certain relationships between the Maine Media Business and WGME for an interim period; b) continued joint sales of advertising until expiration of existing commitments to customers; and c) continued occupancy by Newco of the portion of the Sanford, Maine office space currently shared by The Portland Newspapers and WGME. The Company expects to enter into this service contract prior to the Closing. (See Section 5.1 of the Disclosure Schedule.) The services contract also provides for the Corporate Office to obtain certain services from Newco. Either the service contract will be rewritten to eliminate this requirement therefrom, or the Company shall continue to be entitled to these benefits (and liable for the related obligations) after the Closing.

2. The Contribution Agreement also provides that the Company will allocate the pension plan assets in its defined benefit plan between the Company and Newco as further described in the Contribution Agreement. The assets and liabilities of the Guy Gannett Retirement Plan that relate to

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

              employees of the Maine Media Business shall be transferred, post-closing, to a trust that will be established to hold assets of a new plan to be established for the Maine Media Business

              The Contribution Agreement also provides that the Company will use reasonable efforts to cause the following contracts in which vendors provide goods or services to both the broadcast and Maine Media Business divisions to be amended to reflect the split of the operating divisions into two companies: KOZ, inc dated March 4, 1998, as amended; U.S. Fleet Leasing dated July 19, 1991; R.E. Harington dated 6/28/94, as amended; KMS Solutions dated 4/25/97; and Time/Warner Cable (undated). The replacement contracts relating to the broadcast division will be assigned to, and the obligations thereunder assumed by, Purchaser.

3.7(b):       None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3. The Company has entered into a new employment agreement with Don Alhart. See Section 3.10.4 for date of agreement.

4. The Company has agreed to accelerate at Closing WOKR-TV annual management bonuses. If the Closing is before year end, the portion of the payment relating to the period from the Closing Date through the end of 1998 will be accounted for as a prepaid expense.

5. The Company has increased its Directors and Officers insurance coverage (other than the employment practices coverage) to $5 million, and has increased its fiduciary insurance coverage to $25 million prior to Closing.

6. The Company has entered into settlement agreements with Allan Eggers and Carl Lehne concerning their alleged rights to retiree medical benefits. Settlement payments are expected to be made shortly.

3.7(c):       None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3.7(d):

7. The elevator on the WGME tower requires repair due to damage in the Winter, 1998 ice storm. Kline Towers has estimated the costs of repairs at approximately $34,000. This loss is insured and the repairs will be conducted shortly.

3.7(e): The Company may be below budget for 1998 by as much as $1,469,000 for all of the television stations other than WOKR-TV. Assuming a cash flow reduction of $1,469,000, EBITDA for fiscal year 1998 would be $12,700,000.

3.7(f):

8.            WGME and TPN have discontinued sponsorship of 3 on 3 basketball.

9. WGME and the Maine Media Business have discontinued certain joint sales and promotional efforts in anticipation of the sale of the Maine Media Business .

3.7(g):       None.

3.7(h):       None.

3.7(i):       None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                            SECTION 3.8 (LITIGATION)

                            ------------------------

3.8(i):

1. The Company has four pending, and several threatened, defamation and libel Actions. All are covered by insurance. In addition, there are several insured automobile liability cases and various workers' compensation claims currently pending.

2. There is a pending gender discrimination case against WGGB. This matter is insured.

3.            An  employee   stole   services  from  the  Station  (see  Section
              5.1(a)(ix) of the Disclosure Schedule and was terminated as a result. NABET has filed a grievance over the termination.

4. An on-air reporter has threatened to sue WOKR in connection with her recent discharge for reasons relating to work performance, insubordination and violations of station policy. No suit has been filed to date. This matter is insured.

3.8(ii):

5. WICD has agreed, pursuant to a settlement set forth in an Order of the Champaign Human Rights Commission, to participate in the Illinois Broadcasters Intern Program.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                            SECTION 3.8 (LITIGATION)

                            ------------------------

3.8:

6.

              WGGB has filed a motion in support of WWLP's Petition before the FCC contesting the exercise by Hartford Station WVIT of an exclusivity provision in its syndicated programming agreements and requesting that relief be made market-wide.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                            SECTION 3.9 (INSURANCE)

                            -----------------------


See Section 3.9.1 of the Disclosure Schedule for a list of insurance policies relating to the Business.

3.9(i):        None.

3.9(ii):       None.

3.9(iii):      None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.10 (MATERIAL CONTRACTS)

                        ---------------------------------



         1. See Section 3.10.1 of the Disclosure Schedule for agreements or contracts providing for payments in excess of $50,000 per year or $250,000 over the five-year period commencing on the date hereof.

                    Please note that detail on various insurance policies and employee benefit plans insurance coverage has not been provided.

         2.         See Section 3.10.2 of the  Disclosure  Schedule for all time
                    brokerage   agreements  and   affiliation   agreements  with
                    television networks.

         3. See Section 3.10.3 of the Disclosure Schedule for any license or contract pursuant to which the Company is authorized to broadcast film or taped programming supplied by others in excess of $10,000 per year or having a term of more than one year .

         4. See Section 3.10.4 of the Disclosure Schedule for any employment agreement, consulting agreement or similar contract providing for payments to any Person in excess of $50,000 per year or $100,000 in the aggregate over the five-year period commencing on the date hereof.

         5.         See  Section  3.14  of  the  Disclosure   Schedule  for  any
                    retention or severance agreement or contract with respect to any Person who is to be employed post-sale.

         6. See Section 3.10.6 of the Disclosure Schedule for all collective bargaining agreements or other union contracts.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.10 (MATERIAL CONTRACTS)

                        ---------------------------------

         7. See Section 3.10.7 of the Disclosure Schedule for (a) any lease of real property or (b) any lease of equipment or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by the Company to another party providing for payments to any Person in excess of $25,000 per year or $75,000 in the aggregate over the five-year period commencing on the date hereof.

         8. See Section 3.10.8 of the Disclosure Schedule for any lease of equipment or real property or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by the Company to another party providing for payments to the Company in excess of $20,000 per year or $50,000 in the aggregate over the five-year period commencing on the date hereof.

         9. Any joint venture, partnership or similar agreement or contract. NONE.

         10. See Section 3.10.10 for any agreement or contract under which the Company has borrowed or loaned any money in excess of $1,000,000 or issued or received any note, bond, indenture or other evidence of indebtedness in excess of $1,000,000 or directly or indirectly guaranteed indebtedness, liabilities or obligations of others in an amount in excess of $1,000,000.

         11. Any covenant not to compete or contract or agreement, understanding, arrangement or any restriction whatsoever limiting in any respect the ability of the Company to compete in any line of business or with any Person in any area. NONE.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                       SECTION 3.10 (MATERIAL CONTRACTS)

                       ---------------------------------



         12. See Section 3.10.12 of the Disclosure Schedule for any agreement or contract between the Company and with any officer, director, stockholder or employee of the Business or any of their family members (other than employment agreements covered above or agreements or contracts containing terms substantially similar to terms available to employees generally).

         13. Amended and Restated Contribution Agreement by and between the Company and Media Properties of Maine, LLC dated August 14, 1998, relating to the transfer of assets and liabilities primarily related to the Maine Media Business. This contract will not be assigned to Purchaser.

         *Executed copies of certain contracts may not be available.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

SECTION 3.11 (PERMITS)

----------------------


PERMITS:

--------

         (i):       None.

         (ii):      None.

         (iii):     None.

COMPLIANCE WITH LAW:

--------------------

         (i):

         1. KGAN recently removed a 1,000 gallon underground diesel oil storage tank at a tower site at a rural location in Walker, Iowa. This previously unregistered tank has now been registered with the Iowa Department of Natural Resources ("IDNR"). Soil testing has indicated very low levels of hydrocarbons, which is determined to be "clean" under IDNR Regulations. A confirmatory ground water monitoring well has been installed. The borings showed no sign of soil contamination.

         2. See Section 3.13 of the Disclosure Schedule concerning environmental matters.

         (ii): See Section 3.8 of the Disclosure Schedule concerning the Champaign Human Rights Commission.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                               ------------------




         3.12(i):

     CALL SIGN                     TYPE                     EXPIRATION DATE

     ---------                     ----                     ---------------
                                                                 DATE

                                                                 ----
WOKR-TV, Rochester, NY                                         06/0l/99

----------------------

     KR-9992                       TV Pickup                   06/0l/99
     KR-7729                       TV Pickup                   06/01/99
     KN-2237                       TV Pickup                   06/01/99
     KP-2134                       TV Pickup                   06/01/99
     WGI-226                     TV Intercity Relay            06/01/99
     WEF-58                          TV STL                    06/01/99
     KGO-958                    R/P Base Mobile System         06/01/99
     KRG-613                    R/P Base Mobile System         06/01/99
    BLP-00293               Low Power Broadcast Auxiliary      06/01/99
     E6537                   Receive Only Earth Station        12/09/03

    E860485                  Receive Only Earth Station        05/16/06
    KNBL-873                      Weather Radar                02/13/01

KGAN-TV, Cedar Rapids, IA                                      02/01/06

-------------------------
    K13MN                     VHF TV Translator                02/01/06
    KAP-35                         TV STL                      02/01/06

   WGR-817                    TV Intercity Relay               02/01/06
   KR-7773                       TV Pickup                     02/01/06
   KR-9931                       TV Pickup                     02/01/06
   KZ-2447                       TV Pickup                     02/01/06
   KZ-2448                       TV Pickup                     02/01/06
   KAP-318                  R/P Base Mobile System             02/01/06
BLQ-780906MG              Low Power Broadcast Auxiliary        02/01/06
   E970014                Transmit/Receive Earth Station       12/06/06

  WNAE-244                      Weather Radar                  01/02/00

WTWC-TV, Tallahassee, FL                                       02/01/05

------------------------
  KB-55264                         TV Pickup                   02/01/05

WGGB-TV, Springfield, MA                                       04/01/99

------------------------
     KPK-385                  R/P Base Mobile System           04/01/99

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                               ------------------



    KPJ-841                  R/P Automatic Relay              04/01/99
    WGV-791                  TV Intercity Relay               04/01/99
    KCK-48                         TV STL                     04/01/99
    KCI-582                R/P Base Mobile System             04/01/99

   KB-98007                      TV Pickup                    04/01/99
   KB-55388*               R/P Base Mobil System              04/01/99

    E860424               Receive Only Earth Station          05/02/06
   WNTX-565           Private Operational Fixed Microwave     01/31/00

WICD(TV), Champaign, IL                                       12/01/05

-----------------------
   KC-26142                    TV Pickup                       12/01/05
   KVM-77**                    TV STL                          12/01/05
   KTX-71                 TV Intercity Relay                   12/01/05
   WMV-569                TV Intercity Relay                   12/01/05

  BLP-01160             Low Power Broadcast Auxiliary          12/01/05
  WPHI-929                    Business Radio                   06/01/00

WICS(TV), Springfield, IL                                      12/01/05

-------------------------
   WKZ-31                     TV Intercity Relay               12/01/05
   KSK-95                          TV STL                      12/01/05

  WME-674                          TV STL                      12/01/05
  KTZ-93                      TV Intercity Relay               12/01/05
  WLF-755                     TV Intercity Relay               12/01/05
  WAQ-265                     TV Intercity Relay               12/01/05

 KB-55668                        TV Pickup                     12/01/05
 BLP-01105              Low Power Broadcast Auxiliary          12/01/05

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

        WMV-573                      TV Intercity Relay               12/01/05
        WMV-570                      TV Intercity Relay               12/01/05

       WNQE-817                        Business Radio                 09/12/99

 WGME-TV, Portland, ME                                                04/01/99

 ---------------------
        WGME-TV                    Auxiliary Transmitter              04/01/99
        WLG-289                      TV Intercity Relay               04/01/99
        WLF-619                      TV Intercity Relay               04/01/99
        WHY-291                      TV Intercity Relay               04/01/99
        WHY-292                      TV Intercity Relay               04/01/99
         WCO-23                      TV Intercity Relay               04/01/99
        WMF-737                      TV Intercity Relay               04/01/99
        KRV-46                             TV STL                     04/01/99
        WLJ-643                      TV Intercity Relay               04/01/99
        WLF-620                      TV Intercity Relay               04/01/99
       KB-55395                          TV Pickup                    04/01/99
       KB-97128                          TV Pickup                    04/01/99
       KA-88998                          TV Pickup                    04/01/99

        KPM-487                        Remote Pickup                  04/01/99
        KPM-468                        Remote Pickup                  04/01/99
        KPF-914                     R/P Automatic Relay               04/01/99
        KPF-913                     R/P Automatic Relay               04/01/99

       WPNB-978                      TV Intercity Relay               04/01/99
        WLG-347                      TV Intercity Relay               04/01/99

       WPJB-245                      TV Intercity Relay               04/01/99
       E950350                Transmit/Receive Earth Station          07/14/05
       WPJB-738             Private Operational Fixed Microwave       01/16/01

*Copy of license not available.
**Construction Permit Only.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                         ANTENNA STRUCTURE REGISTRATIONS


-------------------------- ---------------------- ---------------------------------------- ----------------------
MAIN STATION               LOCATION               TOWER OWNER                              REGISTRATION NO.

-------------------------- ---------------------- ---------------------------------------- ----------------------
WOKR-TV                    Rochester, NY          Guy Gannett Communications               1011757

-------------------------- ---------------------- ---------------------------------------- ----------------------
KGAN-TV                    Cedar Rapids, IA       Guy Gannett Communications               1012927
                           Iowa City, IA          Guy Gannett Communications               1012925
                           Walker City, IA        Guy Gannett Communications               1012926
-------------------------- ---------------------- ---------------------------------------- ----------------------
WTWC-TV                    Tallahassee, FL        Guy Gannett Communications               1019324
-------------------------- ---------------------- ---------------------------------------- ----------------------
WGGB-TV                    Holyoke, MA            Guy Gannett Communications               1018460
                           Holyoke, MA            Guy Gannett Communications               1018461
-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------
WHYN-FM1                   Holyoke, MA            Guy Gannett Communications               1018462
-------------------------- ---------------------- ---------------------------------------- ----------------------
WICD(TV)2                  Champaign, IL          Guy Gannett Communications               1036562
                           Maroa, IL              Guy Gannett Communications               1016052
-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------
WICS (TV)3                 Springfield, IL        Guy Gannett Communications               1008823
-------------------------- ---------------------- ---------------------------------------- ----------------------
WGME-TV4                   Portland, ME           Guy Gannett Communications               1024383
                           Raymond, ME            Guy Gannett Communications               1014068
                           Portland, ME           Guy Gannett Communications               1024384
-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------

--------
1 This station is not owned by the Company but leases one of the Company's antenna structures.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                               ------------------




         3.12(ii):         None.

         3.12(iii):        None.

         3.12(iv):         None.

         3.12(v):          None.

         3.12(vi):         None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                      SECTION 3.13 (ENVIRONMENTAL MATTERS)

                      ------------------------------------

WGME-TV  1.   1335  Washington  Avenue,   Portland,   Maine.  Various  potential
-------       environmental   matters  as  described  in  the  entire  "Phase  I

              Environmental Site Assessment - WGME-TV Studios -- 1335 Washington Avenue" (Dames & Moore, 5/28/98).

         2. Transmitter Site, Brownhill Road, Raymond, Maine. Various potential environmental matters as described in the entire "Phase I Environmental Site Assessment - WGME-TV Transmitter Site -- Brownhill Road (Dames & Moore, 5/28/98).

WGME-TV  3.   Blackstrap Road, Falmouth,  Maine. Various potential environmental
-------       matters as  described  in the entire  Phase I  Environmental  Site

              Assessment-WGME-TV Transmitter Building and Towers-325 Blackstrap Road, Falmouth, Maine (Dames & Moore, 5/28/98-ESA No. 6).

         4. Mount Agamenticus, Town of York, Maine (easement parcel and tower space). Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGME-TV Microwave Receiver/Transmitter-115 Mountain Road, York, Maine (Dames & Moore, 5/28/98-ESA No. 7).

         5. North Belfast Road, Augusta, Maine. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGME-TV-Pilot Communications-North Belfast Road, Augusta, Maine (Dames & Moore, 5/28/98-ESA No. 9).

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

WGGB-TV

-------

         6. 1300 Liberty Street, Springfield, Mass. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGGB-TV Studio- 1302 & 1306 Liberty Street, Springfield, Mass. (Dames & Moore, 5/28/98-ESA No. 10).

         7. Mt. Tom, Holyoke, Mass. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGGB-TV Transmitter-29 Mount Tom, Holyoke, Mass. (Dames & Moore , 5/28/98-ESA No. 11).

KGAN-TV

-------


         8.   Studio-600 Old Marion Road,  Cedar Rapids,  IA. Various  potential environmental matters as described in the entire "Phase I Environmental Site Assessment - KGAN-TV Transmission Tower" (Dames

              & Moore, 5/28/98).

         9. Transmission Tower, 5012 31st Avenue, Walker, IA. Various potential environmental matters as described in the entire "Phase I Environmental Site Assessment - KGAN-TV Transmission Tower -- 5012 31st Avenue, Walker, IA" (Dames & Moore, 5/28/98).

         10. 1837 Dubuque Road, Iowa City, Iowa. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-KGAN-TV Iowa City Repeater Tower-1837 Dubuque Road, Iowa City, Iowa (Dames & Moore, 5/28/98-ESA No.

              14).

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

         11. 1704 North 4th. Street, Washington, Iowa. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-KGAN-TV Television Translator Site, 1704 North 4th. Street, Washington, Iowa (Dames & Moore, 5/28/98-ESA No. 15).

WICS-TV

-------
          12. 2680  E.  Cook  Street,   Springfield,   Ill.  Various   potential
              environmental matters as described in the entire Phase I Environmental Site Assessment-WICS-TV Studio- 2680 E. Cook Street, Springfield, Illinois (Dames & Moore, 5/28/98-ESA No. 16).

          13. Route 1, Village of Dawson, Springfield, Ill. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WICS-TV Transmitter Building -Route 1, Village of Dawson, Springfield, Ill. (Dames & Moore,

              5/28/98-ESA No. 17).

WICD-TV

-------


          14. 250 South County Fair Drive, Champaign, Ill. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WICD-TV Station-250 South County Fair Drive, Champaign, Ill. (Dames & Moore, 5/28/98-ESA No. 18).

          15. Route 130 East, Homer, Ill. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WICD-TV Transmitter Building -Route 130 East, Homer, Ill. (Dames & Moore, 5/28/98-ESA No. 19).

          16. Route 51, Maroa, Ill. Various potential environmental matters as described in the entire Phase I Environmental Property Audit by Hanson Engineers, dated March/1993.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

WOKR-TV

-------


          17. 4225 West Henrietta Road, Rochester, New York. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WOKR-TV Studio-4225 West Henrietta Road, Rochester, New York (Dames & Moore, 5/28/98-ESA No. 20).

          18. Pinnacle  Hill-State  Route  31),  Brighton,   New  York.  Various
              potential environmental matters as described in the entire Phase I Environmental Site Assessment- WOKR-TV Transmitter Site-Pinnacle

              Hill ( Dames & Moore, 5/28/98-ESA No. 21.

WTWC-TV

-------


          19. 8440 West Deerlake Road, Tallahassee, Florida. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WTWC-TV Channel 40-TV station and Tower, 8440 West Deerlake Road, Tallahassee, Florida (Dames & Moore, 2/16/96)

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.14 (EMPLOYEE BENEFITS)

                        --------------------------------

          1. The Company has entered into certain agreements with key employees for severance, retention and other closing benefits which include new benefits, as well as acceleration of certain existing benefits. Pursuant to these agreements, employees will be paid agreed amounts in lieu of existing obligations under short-term incentive plans, individual TV managers' long-term incentive plans, and the Company's 1997-2000 Long-Term Incentive Plan, thereby fixing and accelerating existing obligations. The agreements also require payment of certain base retention bonuses and severance payments for selected employees. See Section 3.14.1 of the Disclosure Schedule for a list of division agreements (other than division heads) and Section 3.14.2 of the Disclosure Schedule for a list of division head agreements.

          2.  Certain   agreements  with  various   retired   employees  may  be
              accelerated  upon  Closing:  John  DiMatteo,  John Hooper,  Robert

              Morehead and Gilbert Lefkovich.

          3.  The Company has entered into several  severance  agreements in the
              normal  course  of  business  which  include  periodic   severance
              payments and payment of medical and dental COBRA premiums.

          4. The Company has an arrangement to pay a former employee a monthly sum, until May 1999, outside the terms of any supplemental retirement plan.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.14 (EMPLOYEE BENEFITS)

                        --------------------------------


          5. The Company is in the process of amending certain summary plan descriptions for its qualified plans and welfare benefit plans. Amendments to qualified plans need to be written and filed prior to 12/31/99 to comply with Tax Reform Act of 1997 and the Small Business Job Protection Act of 1996.

          6. The Guy Gannett Voluntary Investment Plan (401(k)) has recently had several small operational matters which have been corrected and documented according to the provisions of the IRS self-correction program referred to as "APRSC."

          7. The Guy Gannett Voluntary Investment Plan is currently involved in a random 5500 audit by the IRS for the 1995 plan year. The results of that audit cannot be predicted at this time.

          8. The Company has agreed, under the terms of a severance agreement with one former employee, to pay to him 75% of an individual medical insurance premium until March 2003.

          9. KGAN entered into a severance agreement with an employee. Subsequently, there have been several letters of correspondence with the former employee's attorney over a number of issues including a modification that had to be made to the agreement in order to comply with medical plan and COBRA eligibility. The matter has not risen to the level of threatened litigation.

          10. See Section  3.14.5 for list of employee  benefit  plans,  Section
              3.10.4 for list of material employment, consulting and similar agreements, Section 3.10.6 for collective bargaining agreements and Section 3.14.1, 3.14.2 and 3.3 for agreements providing for payments upon a change of control.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                         SECTION 3.15 (LABOR RELATIONS)

                         ------------------------------


         See Section 3.10.6 for list of labor organizations representing employees.

         3.15(i):          None.

         3.15(ii):         None.

         3.15(iii):        None.

         3.15(iv):         None.

         3.15(v)           None.

         3.15(vi)          None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                      SECTION 3.16 (INTELLECTUAL PROPERTY)

                      ------------------------------------


         See Section 3.16.1 for a list of call letters for the Stations.

         3.16(i):    None.

         3.16(ii):

         1. The tradename for "Newssource 13" used by WOKR has not yet been transferred of record in the U.S. Patent & Trademark Office.

         2. The Company is investigating whether KGAN's "Weathereye" website has all necessary copyrights for some of the material published on its site.

         3.16(iii):  None.

         3.16(iv):   None.

Guy Gannett Communications
Purchase Agreement - Broadcasting
Section 3.16.1 - Call Letters

          WGME-TV           PORTLAND, MAINE

          WGGB-TV           SPRINGFIELD, MASSACHUSETTS

          KGAN-TV           CEDAR RAPIDS, IOWA

          WICS-TV           SPRINGFIELD, ILLINOIS

          WICD-TV           CHAMPAIGN, ILLINOIS

          WOKR-TV           ROCHESTER, NEW YORK

          WTWC-TV           TALLAHASSEE, FLORIDA

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                              SECTION 3.17 (TAXES)

                              --------------------

         None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                           SECTION 3.18 (COMMISSIONS)

                           --------------------------

         Certain of the Company executives have agreements for contingent compensation tied to the sales price for the Company.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                      SECTION 3.19 (AFFILIATE TRANSACTIONS)

                      -------------------------------------

                     See Section 3.7 of the Disclosure  Schedule  concerning the
                     Contribution   Agreement  with  respect  to  the  Company's
                     transfer of the Maine Media Business to Newco.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

          4.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

          ------------------------------------------------------------

          None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        4.7 (PURCHASER'S QUALIFICATIONS)

                        --------------------------------

The following television stations overlap with Sinclair stations and would require waivers of FCC ownership rules before they could be acquired by
Sinclair:

1.   WOKR-TV Rochester, NY, has Grade A overlap with WUHF(TV), Rochester, NY

2. WICS-TV Springfield, IL, has Grade A overlap with WYZZ(TV), Bloomington, IL, and Grade B overlap with KDNL(TV), St. Louis, MO.

3. WICD-TV Champaign, IL, has Grade B overlap with WYZZ(TV), Bloomington, IL.

4.   KGAN-TV Cedar Rapids,  IA, has Grade B overlap with  KDSM(TV),  Des Moines,
     IA.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

         5.1(a)(i):    None.

         5.1(a)(ii):

         1. The Company has the right, under a contract with KOZ inc, to provide on-line community publishing services in all of its TV markets. The Company (as part of Maine Media Business) presently provides this service only in Maine.

         2. Some combined activities between and among the Company and Newco may be suspended at or after the date of the sale of the Maine Media Business.

         3. KGAN plans to enter into a lease for a remote studio at a mall.

         4. The Company will modify the Guy Gannett Group Life and Health Plan (#501) to vest those Business Employees and Corporate Office Employees (1) who are currently retired and covered by the plan ("Current Retirees") and (2) who are currently employed and who meet the age and service requirements for post-retirement coverage as of the Closing Date ("Qualified Employees", with the Current Retirees and Qualified Employees sometimes collectively referred to as "Retirees") in post-retirement benefits substantially equivalent to those offered by the plan as of the Closing Date. The Coorporate Office Employees eligible or deemed to be eligible for these post-retirement benefits are listed on Schedule 5.1.1 and the Business Employees eligible for these post-retirement benefits are listed on Schedule 5.1.2.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

                  The percentage of premium paid by Current Retirees will remain the same as the percentage that they pay as of the Closing Date. Current Retirees and Qualified Employees shall pay 100% of the premium for post-retirement medical coverage and the Company shall pay 100% of the life insurance premium for such Current Retirees and Qualified Employees.

                  Subject to the provisions of the existing plans concerning premium sharing, the cost of such insurance coverages will be deemed to be the same as the cost for active employees for so long as the same benefit options are available to both active employees and Retirees. At any time that active employees and Retirees are not covered by the same health plan options, the cost to Retirees will be deemed to be the community rate for the same or similar coverage as determined by the insurance provider covering the largest number of lives in the State of Maine. The Group Companion Plan coverage will at all times be based upon the current coverage option and at rates determined from time to time by Blue Cross Blue Shield of Maine or its successor and approved by the State of Maine, although the actual insurance carrier may change.

                  See Section 3.7 of the Disclosure Schedule concerning allocation of pension plan assets in the Company's defined benefit plan between the Company and Newco, and the transfer of certain plan assets related to the Maine Media Business to Newco's plan.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

         5. Under a contract with Cigna (G-R200), Cigna provides guaranteed payments to retirees under the Guy Gannett Retirement Plan with respect to benefits accrued until January, 1970. The Company plans to cause the Cigna contract to be modified to provide for the transfer to the New Pension Plan that portion of the guaranteed payments that relate to current and former Business Employees.

         6. WGME may move either Frazier or Entertainment Tonight to an after-midnight time slot before Tom Snyder.

         5.1(a)(iii):  None.

         5. The Company plans to enter into a lease amendment with respect to the property located at the Northport Business Park to address sub-letting of tower space.

         6. The Company plans to donate certain items relating to the Gannett family to non-profit organizations.

         7. See Section 3.7 of the Disclosure Schedule for a description of the contribution of the Maine Media Business to Newco, and the related agreement concerning certain shared assets, which the Company expects to enter into prior to Closing.

         5.1(a)(iv):

         8. Trustees under the Guy Gannett Retirement Plan and the Voluntary Investment Plan and Trusts will resign and will be replaced by an institutional trustee.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

         9. The Company expects to grant a premium holiday, and/or provide employees a lump sum refund relating to prior year overpayment of health care premiums.

         5.1(a)(v):    None.

         5.1(a)(vi):   None.

         5.1(a)(vii):  None.

         5.1(a)(viii): No  consent  of  the  Purchaser   will  be  required  for
                       modification, change, renewal or extension of the following Material Contracts, on terms consistent with past practices of the Business:

                       o Modification of Lease with Elden Moss (KGAN) to obtain a right of first refusal in favor of the Company and correct the landlord

                       o   Entry  into a new  office  lease  in  Waterloo,  Iowa
                           (KGAN).

                       o Extension or renewal of Columbine Systems, Inc. agreement (WICS), provided that the Company will use reasonable efforts to extend this contract on a month-to-month basis or to renew the same terminable on 30 days' notice, but the obtaining of such an extension or renewal on such terms shall not be a condition of Closing. In no event shall this contract be extended beyond December 31, 2000 without Purchaser's consent, which consent shall not be
                           unreasonably   withheld.

                       o Extension or renewal of Incentive Management, Inc. agreement (WICS)

                       o   New  Personal  Service  Contract  with  Beth  Carroll
                           (WGGB)

                       o   New  Personal  Service  Contract  with Karen  Hoskins
                           (KGAN)

                       o   New Personal Service Contract with Greg Kerr (WICS)

                       o   New  Personal  Service  Contract  with  Chad  Mahoney

                           (WICS)

                       o   New Personal Service Contract with Pat Bilone (WOKR)

                       o A new Personal Services Contract may be entered into with Doug Cook.

                       o U.S. Fleet Lease will be amended to add a budgeted news vehicle.

                       o See Section 5.1(a)(iii), No. 5, concerning Northport Business Park lease amendment.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------


         5.1(a)(ix):

         10. An employee of WGGB stole certain services from the Station. The employee has been terminated. WGGB may enter into a settlement agreement and a release with regard to the services stolen.

         5.1(a)(x):

         11. The Company may enter into an agreement with CBS reducing KGAN and WGME's network affiliation compensation as a result of CBS's new NFL football programming.

         5.1(a)(xi):       None.

         5.1(a)(xii):      None.

         5.1(a)(xiii):     None.

         5.1(a)(xiv):      None.

         5.1(a)(xv):       None.

         5.1(a)(xvi):      None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

              SECTION 5.2 (POST-CLOSING COVENANTS AND AGREEMENTS)

              ---------------------------------------------------

         5.2(a): Employee Benefit Plans, books and records to be available for inspection without limit as to time relate to:

                    o Guy  Gannett  Retirement  Plan and Trust
                    o WOKR-TV 401(k) Profit Sharing and Savings Plan

         5.2(b):    Corporate Office Employees are those  individuals  listed on
                    Section 5.2.1 of the Disclosure Schedule or any persons who, at or prior to Closing, have replaced any of the listed individuals in their positions.

         5.2(d): Purchasers current severance policy is to provide severance of one-half day's pay for each full month of continuous service to those employees whose employment is terminated, after six months of service, due to the elimination of the employee's duties for reasons such as lack of work, organizational changes or general reduction of force.

         5.2(e):

         1. Pursuant to Section 7 of the presently effective bargaining agreement between "WGME-TV, a division of Guy Gannett Communications Co. (Employer) and the American Federation of Television and Radio Artists, Boston Local, AFL-CIO

                    (Union)".

         2. Pursuant to Section C of the presently effective bargaining agreement between "Guy Gannett Communications d/b/a WGME-TV of Portland, Maine and Local Union No. 1837 of the International Brotherhood of Electrical Workers [AFL-CIO]."

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                    SECTION 5.2 (POST-CLOSING COVENANTS AND AGREEMENTS)

                    ---------------------------------------------------


         3. Pursuant to Article V, Section 12 of the presently effective bargaining agreement between "Guy Gannett Communications d/b/a WICS-TV of Portland, Maine and Local Union No. 51 of the International Brotherhood of Electrical Workers

                    [AFL-CIO]."

         5.2(f): Robert Gilbertson (retired), Don Alhart (WOKR) and Frank Fixaris (retired) have supplemental retirement plans. The accrued liability therefor will be included in the Net Financial Assets calculation.

         5.2(i)     See Section 5.2.2 of the  Disclosure  Schedule.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

             Section 6.4 (Material Consents Required As A Condition

             ------------------------------------------------------
                    of the Purchaser's Obligation To Close)

                    ---------------------------------------

         1. The Affiliation Agreements listed on Section 3.10.1 of the Disclosure Schedule.

         2. Lease with Michigan Ave. National Bank of Chicago dated 4/19/77 for studio space and tower lease.

         3. Obtaining of the following consents will not be a condition of Closing if the Company has obtained, prior to Closing, alternatives reasonably acceptable to Purchaser and on terms not materially adverse to Purchaser as reasonably determined by
                Purchaser:

                A. Lease with Eldon Moss dated 2/25/98 for Iowa City translator tower site.

                B. Lease with Dale and Candace Schiebe dated 7/27/98 for Washington, Iowa site.

                C. Lease with Maine Public Broadcasting dated 10/23/95 for Litchfield, Maine tower space.

                D. Lease with Maine Bureau of Forestry dated 1/7/88 for microwave tower site.

                E. Lease with Fleet Bank dated 1/1/94 for Lewiston, Maine space.

                F. Lease with Fleet Bank dated 6/20/95 for Sanford, Maine office space.

                G. Excelltron Tower, Inc. lease dated 7/1/95 for tower located in Sanford, Maine.

                H. Intermedia (EMI Communications) dated 3/26/98 for video service/tower lease for WOKR.

None of the leases described in this Section 3 are for main studio, main tower or main transmission sites.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

*Northport Realty Trust for WGME office and studio lease (consent to assignment not required).

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

             SECTION 7.4 (MATERIAL CONSENTS REQUIRED AS A CONDITION

             ------------------------------------------------------
                     OF THE COMPANY'S OBLIGATION TO CLOSE)

                     -------------------------------------

         None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                                   SECTION 9

                                   ---------
         (CLOSING STATEMENT DIFFERENCES AND INCONSISTENCIES WITH GAAP)

         -------------------------------------------------------------

         1. The accounting method used to amortize downpayment of certain program costs will be made in accordance with the example shown in Section 9.1 of the Disclosure Schedule.

         2. The Closing Statement may not include any assets or liabilities that may result from a settlement in the future with ASCAP regarding the dispute with the TV Music License Committee on new fees and the license agreement.

         3. The Closing Statement will not be in accordance with GAAP and/or be consistent with the basis used in preparing the Unaudited Financial Statements as of, and for the year ended, December 27, 1997 in the following ways.

                    (a) The Closing Statement will not include any financial statements or footnotes required under GAAP.

                    (b) The Closing Statement will not include any accruals for severance for employees terminated after the Closing.

                    (c) See Section 3.5 of the Disclosure Schedule for other non-conformities with GAAP and inconsistencies with prior practices.

         4. The Company has an arrangement to pay a former WGME employee a monthly sum, until May 1999, outside the terms of any supplemental retirement plan. The Company accounts for this liability on a cash basis.

         5. A liability for vacation benefits for corporate employees may exist at Closing. This will be recorded as a Net
                    Financial Asset, but is not in accordance with past practices for interim financial statements.

         6. Retirement and deferred compensation plans for the following former executives will be included in the definition of Net Financial Assets, unless such liabilities are satisfied prior to Closing: Robert Gilbertson; John Hooper; Robert Morehead; Gilbert Lefkovich and John DiMatteo.

                           GUY GANNETT COMMUNICATIONS
                        PURCHASE AGREEMENT - BROADCASTING

                         SECTION 1.1(D) - REAL PROPERTY


------------------ -------------------------------------- --------------------------------------------------------------------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL NUMBER                          DOCUMENTATION OF OWNERSHIP                              ENTITY ID

------------------ -------------------------------------- --------------------------------------------------------------------------

MAINE                                                     FOR INFORMATION AND TITLE INFORMATION REGARDING

                                                          EASEMENTS,     RIGHTS    AND     APPURTENANCES,
                                                          OUTCONVEYANCES AND OTHER  ENCUMBRANCES,  PLEASE
                                                          SEE THE  TITLE  INSURANCE  COMMITMENT  FOR EACH
                                                          PARCEL.  FOR INCOME LEASES AFFECTING OWNED REAL
                                                          PROPERTY,  SEE SECTION 3.10.8 OF THE DISCLOSURE

                                                          SCHEDULE

------------------ -------------------------------------- --------------------------------------------------------------------------
CUMBERLAND
COUNTY

------------------ -------------------------------------- --------------------------------------------------------------------------
LICENSE            390 Congress Street                    Short-term license (to be created pursuant to           WGME-TV
                   Portland (2-(A))                       terms of Contribution Agreement)

                   Transmitter,  antennae and sky camera
                   on roof of building

------------------ -------------------------------------- --------------------------------------------------------------------------
TENANCY AGREEMENT  Cumberland County Civic Ctr (14(A))    Oral agreement for tower on roof                        WGME-TV
------------------ -------------------------------------- --------------------------------------------------------------------------
LEASED             Northport Plaza                        Lease between Trustees of Northport Realty Trust        WGME-TV
                   Portland (15L)                         and Guy Gannett Communications dated January 1, 1996;

                   WGME-TV

                   Studio, office, satellite antennae
                   and microwave dishes

------------------ -------------------------------------- --------------------------------------------------------------------------
OWNED              Brownhill Road                         QUITCLAIM DEED from Guy Gannett Broadcasting Services   WGME-TV
                   Raymond                                to Guy Gannett Publishing Co., dated 12/19/86,
                   WGME-TV (P17, 18)                      Cumberland Registry at Book 7720, Page 244;

                   Tower, sky camera and transmission

                   Building
                   (69 acre parcel)

------------------ -------------------------------------- --------------------------------------------------------------------------


------------------ -------------------------------------- ---------------------------------------------------------- ---------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL NUMBER                          DOCUMENTATION OF OWNERSHIP                                 ENTITY ID

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
OWNED              Blackstrap Road                        WARRANTY DEED from Guy Gannett Broadcasting Services       WGME-TV
                   Falmouth                               to Guy Gannett Publishing Co., dated 12/19/86,
                   WGME-TV (P 19)                         Cumberland Registry at Book 7679, Page 99;

                   2 parcels (one is raw land);
                   transmission building, tower and sky
                   camera

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
ORAL               Maine Medical Center                   Sky cam lease                                              WGME-TV

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
YORK COUNTY

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
LEASED             Eight Washington Street, Stes.         Lease Agreement between Fleet Bank of Maine as Landlord    WGME-TV
                   209-212, 2nd Fl, Sanford               and Guy Gannett Communications, dated 6/20/95, expires

                   WGME-TV                                4/20/2000.

                   (23-L, 27-L)

                   Office, remote broadcast

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
LEASED             Mt. Hope Road                          Tower Site Agreement between Excelltron Tower, Inc.        WGME-TV
                   Sanford (York, Cty)                    and Guy Gannett Communications, dated 7/1/95, expires
                   WGME-TV (28-L)                         4/30/2000, with option to renew for another 5 yrs.

                   Leased  space on tower for 2
                   antennae microwave site

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
LEASED             Mt. Agamenticus                        Lease Agreement between Maine Bureau of Forestry and       WGME-TV
                                                          WGME-TV, dated 1/7/88

                   Leased tower space
                   WGME-TV (29-A)

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
OWNED              Town of York,                          WARRANTY DEED from Guy Gannett Broadcasting Services       WGME-TV
                   Agamenticus Mountain:                  to Guy Gannett Publishing Co., dated 12/19/86, York
                   WGME-TV (29-E)                         registry at Book 4220, Page 210.

                   Easement to maintain a 4' x 8' cinder block building with relay antenna on Forestry tower(microwave site)

------------------ -------------------------------------- ---------------------------------------------------------- ---------------


------------------ -------------------------------------- ----------------------------------------------------------- --------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL                                 DOCUMENTATION OF OWNERSHIP                                  ENTITY ID

------------------ -------------------------------------- ----------------------------------------------------------- --------------
KENNEBEC COUNTY

------------------ -------------------------------------- ----------------------------------------------------------- --------------
OWNED              North Belfast Road                     Myron J. Moody to Gannett Publishing Co., Inc.,             WGME-TV
                   Augusta (34(A))                        6/12/44, at 804/4991;

                   Land only owned;  tower space          GGPC to Guy Gannett Broadcasting Services, 11/22/65,
                   leased to Pilot Communications         at 1403/461;

                                                          Leased to Augusta-Waterville Broadcasters: Lease dated
                                                          3/1/85 (now Pilot Communications)

------------------ -------------------------------------- ----------------------------------------------------------- --------------
TENANCY AGREEMENT  State House Building,                  Unwritten agreement:                                        WGME-TV
                   Augusta (36-L)

------------------ -------------------------------------- ----------------------------------------------------------- --------------
TENANCY AGREEMENT  6 E. Chestnut Street,                  Informal, unwritten agreement for skycam site               WGME-TV
                   Augusta (Kennebec Valley

                   Medical Center) (40-L)

------------------ -------------------------------------- ----------------------------------------------------------- --------------
TENANCY AGREEMENT  Quaker Hill                            No written agreement-use of tower space with WABI           WGME-TV
                   Sidney, Maine (40(A))

                   Agreement for WABI for antenna
                   space; WABI provides backup power
                   use of their receiver antenna

------------------ -------------------------------------- ----------------------------------------------------------- --------------
ANDROSCOG. COUNTY

------------------ -------------------------------------- ----------------------------------------------------------- --------------
LEASED             35 Ash Street,                         Lease between Fleet Bank of Maine and Guy Gannett           WGME-TV
                   Lewiston (32-L)                        Communications,  d/b/a WGME-TV, dated 1/1/94,

                                                          ending 12/31/99

                   Leased studio, office for news
                   bureau; transmitter and tower
                   with 2 antennae on top of
                   building

------------------ -------------------------------------- ----------------------------------------------------------- --------------


------------------ -------------------------------------- ----------------------------------------------------------- --------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL NUMBER                          DOCUMENTATION OF OWNERSHIP                                  ENTITY ID

------------------ -------------------------------------- ----------------------------------------------------------- --------------
LEASED             Oak Hill Road                          Lease Agreement between Maine Public                        WGME-TV

                   Litchfield (39-L)                      Broadcasting Corporation and Guy Gannett Communications,
                                                          WGME-TV, dated 10/23/95, expires 10/23/99

                   Small leased building and tower
                   space microwave site (WCBB Tower)

------------------ -------------------------------------- ----------------------------------------------------------- --------------
PENOBSCOT
COUNTY

------------------ -------------------------------------- ----------------------------------------------------------- --------------
ORAL               WABI Tower                             ORAL agreement regarding use of WABI tower space            WGME-TV
                   Dixmont, ME (40(B))

                   Transmitter located in WABI bldg.

------------------ -------------------------------------- ----------------------------------------------------------- --------------
ORAL               Hildreth Street                        ORAL agreement with WABI regarding use of WGME transmitter  WGME-TV
                   Bangor, ME (40(C))
                   Transmitter
------------------ -------------------------------------- ----------------------------------------------------------- --------------
MASS.

------------------ -------------------------------------- ----------------------------------------------------------- --------------
OWNED              1300 Liberty Street,                   QUITCLAIM DEED from The WHYN  Stations  Corporation  to     WGGB-TV
                   Springfield, MA                        Guy Gannett Publishing Co., dated 12/19/86
                   (Hampden Cty.)                         and recorded in the Hampden  County Registry
                   (60, 61)                               of Deeds at Book 6662, Page 407.

                   Studio, office

------------------ -------------------------------------- ----------------------------------------------------------- --------------


------------------ -------------------------------------- ---------------------------------------------------------- ---------------
                   IDENTIFIER/TITLE COMMITMENT  PARCEL

OWNED/LEASED       PARCEL NUMBER                          DOCUMENTATION OF OWNERSHIP                                 ENTITY ID

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
LEASED                                                    Chestnut Park Associates - Leased Tower space for WGGB     WGGB-TV
                                                          radio equipment, effective date - 8/1/85; with Amendment
                                                          to extend term and rate (dated 5/1/93)

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
OWNED              Mt. Tom                                QUITCLAIM DEED from The WHYN Stations Corporation to       WGGB-TV
                   Holyoke, MA (64)                       Guy Gannett Publishing Co., dated 12/19/86 and recorded
                                                          in the Hampden County Registry of Deeds at Book 6662,

                   Transmitter building and parcel of     Page 407 (rec. on 10/23/87) parcel #4

                   land

                                                          -Easement from Mountain Park Amusement Co., Inc. to The
                                                          WHYN Stations Corporation, dated 10/14/68, recorded in
                                                          Hampden Cty. at 3373/381;

                                                          -Lease Agreement between The WHYN stations Broadcasting
                                                          Corp. & Affiliated Broadcasting, Inc. dated 6/13/80
                                                          (space in transmitter building on Mt. Tom)

                                                          - Assumption between New England Radio Corp. (successor
                                                          Tenant) who wishes to assign said Lease to Radio Equity
                                                          Partners, and Guy Gannett Publishing Co. as Landlord,
                                                          dated 10/13/93 (Consent to Assignment of Lease, Estoppel
                                                          Certificate and Lease Assumption, dated October 13, 1993)

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
IOWA

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
OWNED              KGAN-TV                                WARRANTY DEED from WHYN Stations Corporation to Guy        KGAN-TV
                   Cedar Rapids, Iowa                     Gannett Publishing Co., dated 12/19/86, recorded Linn
                   600 Old Marion Road                    County at Book 1907, Page 272

                   Linn County (2 parcels)

                   (70, 71)                               STUDIO LEASE AGREEMENT between KGAN-TV and WMT, Inc.,
                                                          dated October 16, 1981 (6,579 SF);

                   Own 6.95 acres and lease studio

                   space; studio and office,              TOWER LEASE AGREEMENT between KGAN-TV and WMT, Inc. dated
                   and 700' tower KGAN-TV                 October 16, 1981

------------------ -------------------------------------- ---------------------------------------------------------- ---------------


------------------ -------------------------------------- ---------------------------------------------------------- ---------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL NUMBER                          DOCUMENTATION OF OWNERSHIP                                 ENTITY ID

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
OWNED              Highway 150, West of Walker, Benton    WARRANTY DEED from The WHYN Stations Corporation to Guy    KGAN-TV
                   County, Iowa                           Gannett Publishing Co. dated 12/19/86, recorded Benton
                   (72, 72-L, 73)                         County Recorder at Book 216, Page 458;
                   156.5 acres

                                                          ASSIGNMENT OF LEASE: Lease between WMT, Inc. and

                   Transmitter building, 1335' tower      Charlotte Dolph Johnson and WMT, Inc. dated Sept. 15,
                   and 40 x 60 metal garage               1975 assigned KGAN-TV

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
LEASED             Iowa City                              LEASE between Eldon Moss and Guy Gannett Communications    KGAN-TV
                   Johnson County                         d/b/a KGAN-TV, dated 2/25/98;
                   (74, 74-L)

                                                          [Own building and lease land; KGAN in process of

                   Leased land by KGAN; repeater          attempting to obtain Right of First Refusal on land

                   building co-owned with ILLOWA          on correction of land correction of Landlord to Moss
                   Communications Co.                     Farms, Inc.

------------------ -------------------------------------- ---------------------------------------------------------- ---------------
LEASED             1704 6th Street                        LEASE between Dale L. Schiebe and Candace Talbot Schiebe   KGAN-TV
                   Washington County, Iowa                as landlords and Guy Gannett Communications d/b/a
                   (75, 75-L)                             KGAN-TV, dated July 27, 1998 (automatic renewal feature)
                   Translator building
------------------ -------------------------------------- ---------------------------------------------------------- ---------------
LEASED             501 Sycamore Street,                   LEASE between Midtown Development Partnership and          KGAN-TV
                   Suite 706,                             KGAN, dated 11/1/96

                   Waterloo, IA
                   [228 Waterloo Building]                Lease expires 10/98

                   (76-L)

                   Space no longer in use
                   -- bureau office

------------------ -------------------------------------- ---------------------------------------------------------- ---------------


------------------ -------------------------------------- --------------------------------------------------------- ----------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL NUMBER                          DOCUMENTATION OF OWNERSHIP                                ENTITY ID

------------------ -------------------------------------- --------------------------------------------------------- ----------------
LEASED             860 22nd Avenue                        LEASE between Zorah Asadzadehfard d/b/a Afsie Dental      KGAN-TV
                   Unit #3 (77-L)                         Clinic and KGAN TV Co., dated 1/30/96 as amended

                   Coralville, IA
                   Bureau office

------------------ -------------------------------------- --------------------------------------------------------- ----------------
RENTAL             AGREEMENT  308  29th  Street  This  is  storage  space  on an
                   "As-needed"  basis  for large  KGAN-TV  Cedar  Rapids  (78-L)
                   equipment short term agreements only

                   Warehouse space

------------------ -------------------------------------- --------------------------------------------------------- ----------------
ILLINOIS:

------------------ -------------------------------------- --------------------------------------------------------- ----------------
OWNED              WICS-TV                                WARRANTY DEED from Guy Gannett  Broadcasting  Services    WICS-TV
                   2680 E. Cook Street                    Co. to Guy Gannett  Publishing  Co.,  dated  12/19/86,
                   Springfield, Ill.                      recorded   SANGAMON  County,   IL  Instrument   #59708
                   (2 parcels) Studio, office (80)        [Source:  Warranty  Deed  from  WICS-RV,  Inc.  to Guy
                                                          Gannett   Broadcasting
                                                          Services (Co.),  dated
                                                          3/12/85  and  recorded
                                                          in the Sangamon County
                                                          Records at  Instrument
                                                          #980885

------------------ -------------------------------------- --------------------------------------------------------- ----------------
OWNED              Route 1                                WARRANTY DEED from Guy Gannett  Broadcasting  Services    WICS-TV
                   Village of Dawson, IL (81)             Co. to Guy Gannett  Publishing  Co.,  dated  12/19/86,
                                                          recorded   SANGAMON  County,   IL  Instrument   #59708

                   Transmitter building                   [Source:  Warranty  Deed  from  WICS-RV,  Inc.  to Guy
                   (WICS-TV)                               Gannett Broadcasting Services (Co.), dated 3/12/85 and

                                                           recorded in the Sangamon  County Records at Instrument
                                                           #980885

------------------ -------------------------------------- --------------------------------------------------------- ----------------
LEASED             250 So. County Fair Drive              LEASE Agreement between Michigan Avenue National Bank of  WICD-TV
                   Champaign (82-L)                       Chicago, (as Trustee) and Plains Television Partnership,

                                                          dated 4/19/77;

                   Plains  Television  Partnership  Memorandum of Lease recorded
                   3/30/78 as document 78 R WICD-TV; 6323 (landlord-according to insurance list, now Mgmt.

                                                          Co. of Illinois, Inc.)

                   studio, office/tower lease

------------------ -------------------------------------- --------------------------------------------------------- ----------------


------------------ -------------------------------------- ----------------------------------------------------------- -------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL NUMBER                                 DOCUMENTATION OF OWNERSHIP                           ENTITY ID

------------------ -------------------------------------- ----------------------------------------------------------- -------------
OWNED              Route 51                               TRUSTEES DEED from LaSalle  National Trust to GGC, for      WICD-TV
                   Maroa, IL (Macon Cty.)                 Macon Cty.,  IL parcel,  dated 9/25/94 and recorded at
                   microwave site                         Book 2565, Page 92

                   (WICD-TV) (84)

------------------ -------------------------------------- ----------------------------------------------------------- -------------
TENANCY AGREEMENT  Springfield, IL                        Oral agreement for office space; no documentation available WICD-TV

------------------ -------------------------------------- ----------------------------------------------------------- -------------
LEASED             Eight Ridgeview Road,                  LEASE  between  First  Appraisal  Co. and Guy  Gannett      WICD-TV
                   Danville, IL (85-L)                    Communications, dated 1/19/98, expires 1/31/2000

                   Bureau office (WICD-TV)

----------------- -------------------------------------- --------------------------------------------------------------------------
NEW YORK:

------------------ -------------------------------------- ----------------------------------------------------------- -------------
OWNED              4225 W. Henrietta Road                  BARGAIN AND SALE DEED from WOKR-TV  Partners,  G.P. to     WOKR-TV
                   Rochester, NY (90, 91)                  Guy  Gannett  Communications,  dated July 10, 1998 and
                                                           recorded in the Monroe County  Clerk's  Office at Book
                                                           9036, Page 71.

                   WOKR-TV
                   Channel 13

                   studio and office, inc., and
                   Pinnacle Hill, State Route 31
                   (Brighton) transmitter and
                   tower site

------------------ -------------------------------------- ----------------------------------------------------------- -------------
LEASED             One Chase Square,                       LEASE between  Lincoln  First Bank, NA and  WOKR-Inc.,     WOKR-TV
                   Chase Manhattan Bank                    dated 1/10/80; also: Extension Agreement between Chase
                   Rochester, NY                           Lincoln  First  Bank,  NA  and  WOKR  Partners,  dated
                   (92-L)                                  9/12/89;
                                                           and:

                                                           Second Extension Agreement between The Chase Manhattan
                                                           Bank and WOKR

                   Tower and receiver site                 Partners, dated 11/14/94, through 12/31/99;
                                                           NOTE: Collier ABT, Inc. is now responsible for this lease
                                                           administration for billing and collections

------------------ -------------------------------------- ----------------------------------------------------------- -------------


------------------ -------------------------------------- ------------------------------------------------------------------------
                   IDENTIFIER/TITLE COMMITMENT

OWNED/LEASED       PARCEL NUMBER                          DOCUMENTATION OF OWNERSHIP                               ENTITY ID

------------------ -------------------------------------- ------------------------------------------------------------------------
FLORIDA:

------------------ -------------------------------------- ------------------------------------------------------------------------
OWNED              8440 Deer Lake Road,                   STATUTORY WARRANTY DEED from T.O.N. Realty Partnership   WTWC-TV
                   Tallahassee, Florida                   to  Guy  Gannett  Communications,  dated  4/10/96  and
                   WTWC-TV                                recorded in the Public  Records of Leon County,  FL at
                   Studio and office (100)                OR 1896, Pg. 956;

                                                          MODIFICATION  OF GRANT OF  EASEMENT  between  Killearn
                                                          Lakes Plantation Home Owners Assn., Inc. and T.O.N.
                                                          Realty Partnership

------------------ -------------------------------------- ------------------------------------------------------------------------

  GUY GANNETT COMMUNICATIONS
  PURCHASE AGREEMENT
  MATERIAL CONTRACTS - BROADCASTING

  SECTION 3.10.1


  DIVISION        DOC. #     COMPANY NAME                    PURPOSE

  Corp         100400.00     BMI                             Group Television Blanket License

  Corp         100500.00     KATZ & SELTEL                   Master Representation Agreement

  Corp         100500.01     KATZ & SELTEL                   Interpretive letter

  Corp         100500.02     KATZ & SELTEL                   Amendment to Master Rep Agt.

  Corp         109999.99     Employee Benefit Plans          (See Section 3.14.3)

  KGAN        1471010.00     ASCAP                           Music License

  KGAN        1471170.00     McLeod TMO                      phone service agmt

  WGGB        1270020.00     A. C. Nielsen Company           Station Index Service Agreement

  WGGB        1271640.00     ASCAP                           Music license

  WGME        1171560.00     Nielsen Media Research, Inc.    Station Index Service

  WGME        1171700.00     ASCAP                           Music License

  WICS        1370290.00     Incentive Management Inc        Caribbean Escape Incentive Program

  WICS        1373341.00     A. C. Nielsen Company           Nielsen Station Index Service Agreement

  WICS        1373343.00     A. C. Nielsen Company           Ratings Service

  WICS        1373950.00     ASCAP                           music license

  WOKR        1670080.00     A. C. Nielsen Company           Index Service

  WOKR        1670140.00     Audience Research & Development news consulting/audience research
                             Corporation

  WOKR        1670260.00     ASCAP                           music license

  WOKR        1670770.00     Lee Curtis & Assoc. Inc.        customized newspaper production

  WOKR        1671000.00     Frontier Communications         long Distance/T-1/cellular


 DIVISION        DOC. #     COMPANY NAME                        CONTRACT   EFFECTIVE    COPY IMPERFECTIONS
                                                                  DATE        DATE

  Corp         100400.00     BMI                               4/17/97      4/3/97

  Corp         100500.00     KATZ & SELTEL                     4/27/98      1/1/98       original

  Corp         100500.01     KATZ & SELTEL                     8/17/98

  Corp         100500.02     KATZ & SELTEL                     8/28/98

  Corp         109999.99     Employee Benefit Plans

  KGAN        1471010.00     ASCAP                                          4/1/98       under negotiation

  KGAN        1471170.00     McLeod TMO                                    5/24/96

  WGGB        1270020.00     A. C. Nielsen Company              5/3/91      5/1/91

  WGGB        1271640.00     ASCAP                                          4/1/98       under negotiation

  WGME        1171560.00     Nielsen Media Research, Inc.      8/23/82     1/19/97

  WGME        1171700.00     ASCAP                             10/1/95      4/1/98       under negotiation

  WICS        1370290.00     Incentive Management Inc                     11/25/97

  WICS        1373341.00     A. C. Nielsen Company             4/25/91     10/1/91       not fully executed

  WICS        1373343.00     A. C. Nielsen Company              3/7/97     10/1/96

  WICS        1373950.00     ASCAP                             10/1/95     10/1/95       under negotiation

  WOKR        1670080.00     A. C. Nielsen Company              4/4/98      6/1/98       not fully executed

  WOKR        1670140.00     Audience Research & Development                1/1/98
                             Corporation
  WOKR        1670260.00     ASCAP                                          4/1/98       under negotiation

  WOKR        1670770.00     Lee Curtis & Assoc. Inc.                      4/17/96

  WOKR        1671000.00     Frontier Communications            8/6/97    10/31/97

GUY GANNETT

PURCHASE AGREEMENT - BROADCASTING
MATERIAL CONTRACTS
SECTION 3.10.4 - EMPLOYMENT AGREEMENTS


                                                                           CONTRACT     EFFECTIVE

    DIV.      EMPLOYEE NAME              TITLE                               DATE         DATE         MATERIAL  CONF      SUCC
--------------------------------------------------------------------------------------------------------------------------------
    KGAN      HALL, MICHELLE             ANCHOR/REP/WEATHER                  11/1/98      11/1/98         Y       N          N
    KGAN      HALL, SCOTT                METEOROLOGIST/MANAGER               4/1/97        4/1/97         Y       N          N
    KGAN      JOHNSON-BOYLE, AMY         ANCHOR/REPORTER                     1/1/98        1/1/98         Y       N          N
    KGAN      MACKEY, ROD                SPORTS DIRECTOR                     8/21/97      8/21/97         Y       N          N
    KGAN      RIESGRAF, SANDRA           REPORTER/ANCHOR                     6/1/97        6/1/97         Y       N          N
    KGAN      ROCHE, BRIAN FRANCIS       ANCHOR/REPORTER                     8/14/98       9/1/98         Y       N          N
    KGAN      TOWNE, DAVE                METEOROLOGIST                       4/14/97      4/14/97         Y       N          N
    KGAN      VACHALEK, ROGER            CHIEF METEOROLOGIST                 6/1/97        6/1/97         Y       N          N
    KGAN      WAGNER, WADE               REPORTER/ANCHOR                     4/20/98       6/1/98         Y       N          N
    WGGB      BEVACQUA, TOM              NEWSPERSON                            N/A         9/8/96         Y       N          N
    WGGB      CARROLL, BETH              NEWSPERSON                         10/31/95      11/1/98         Y       N          N
    WGGB      COEN, SCOTT                NEWSPERSON                          4/22/98      4/27/98         Y       N          N
    WGGB      MADSEN, DAVE               NEWSPERSON                            N/A        7/11/96         Y       N          N
    WGME      BLOCK, KIMBERLY            SENIOR ANCHOR                       6/18/96       6/1/96         Y       N       SEC 14.3
    WGME      COUSINS, PAUL              WEATHER ANCHOR/REPORTER             4/4/94        4/4/94         Y       N       SEC 14.3
    WGME      EID, DAVID                 SPORTS DIRECTOR                     9/4/97        4/1/97         Y       N       SEC 14.3
    WGME      FLETCHER-SIMONS,           ANCHOR/SPEC SERIES REP              9/4/97        1/1/97         Y       N       SEC 14.3
    WGME      LAGERQUIST, GREGG          ANCHOR/REPORTER                     2/19/98      2/23/98         Y       N       SEC 14.3
    WGME      RAFFERTY, DOUGLAS          NEWS ANCHOR/REPORTER                9/3/97        4/1/97         Y       N       SEC 14.3
    WGME      SANTORO, DAVID             NEWS WEATHER ANCHOR/REP.            1/1/98                       Y       N       SEC 14.3
    WGME      VENUTI, JOE                WEATHER ANCHOR/REPORTER             6/1/96        8/1/96         Y       N       SEC 14.3
    WGME      WIGGINS, PATRICIA          NEWS ANCHOR                         2/6/98       2/23/98         Y       N       SEC 14.3
    WICD      DONOHUE PAUL               ASST NEW DIR/ANCHOR/REP               N/A        12/13/97        Y       N          N
    WICS      FINZEN-BAUMGARTEN          ANCHOR/REPORTER                                  9/18/95         Y       N          N
    WICS      GORDON, WILLIAM            WEATHER ANCHOR                                    2/1/98         Y       N          N
    WICS      LAMBERT, JERRY             STAFF REPORTER                                   9/11/95         Y       N          N
    WOKR      ALHART, DONALD W           ANCHOR/ASSOC NEWS DIR               8/1/92        8/1/92         Y       N        SEC 13
    WOKR      CATALANA, MICHAEL          SPORTS DIRECTOR                     8/25/95      6/19/95         Y       N        SEC 13
    WOKR      CURRAN,                    ANCHOR/REPORTER                     6/1/94        6/1/94         Y       N        SEC 13
    WOKR      EMBLIDGE, DOUGLAS N        ANCHOR/REPORTER                    10/27/94       1/1/95         Y       N        SEC 13
    WOKR      JOHNSON, GLENN             STAFF METEROLOGIST                  6/26/95       7/1/95         Y       N        SEC 13
    WOKR      PETERSON, WILLIAM          WEATHERCASTER/CHIEF METEOROLOGIST  12/22/94       1/1/95         Y       N        SEC 13
    WOKR      SAMUELS, CHUCK             NEWS DIRECTOR                      12/17/96      10/14/96        Y       N        SEC 13
    WTWC      CHRISTOPHER, KEVIN         ANCHOR                              2/3/97       2/17/97         Y       N       SEC 15.3
    WTWC      RUCKER, MIKE               METEOROLGIST/ANCHOR                 1/15/96       1/6/97         Y       N       SEC 15.3
    CORP      SHAFFER, JAMES             CORPORATE EXECUTIVE                 3/28/96                      Y
    CORP      SEXTON, MICHAEL            CORPORATE EXECUTIVE                 7/7/97                       Y
    CORP      GENSMER, BRUCE             CORPORATE EXECUTIVE                 7/7/97                       Y
    CORP      NIELSEN, GARY              CORPORATE EXECUTIVE                 3/31/95                      Y

GUY GANNETT

PURCHASE AGREEMENT - BROADCASTING
MATERIAL CONTRACTS
SECTION 3.10.4 - EMPLOYMENT AGREEMENTS


    DIV.      EMPLOYEE NAME              TITLE                              CONT DATE         EST EFF DATE                  NOTES:

-----------------------------------------------------------------------------------------------------------------------------------
    KGAN      HALL, MICHELLE             ANCHOR/REP/WEATHER
    KGAN      HALL, SCOTT                METEOROLOGIST/MANAGER
    KGAN      JOHNSON-BOYLE, AMY         ANCHOR/REPORTER
    KGAN      MACKEY, ROD                SPORTS DIRECTOR
    KGAN      RIESGRAF, SANDRA           REPORTER/ANCHOR
    KGAN      ROCHE, BRIAN FRANCIS       ANCHOR/REPORTER
    KGAN      TOWNE, DAVE                METEOROLOGIST
    KGAN      VACHALEK, ROGER            CHIEF METEOROLOGIST
    KGAN      WAGNER, WADE               REPORTER/ANCHOR
    WGGB      BEVACQUA, TOM              NEWSPERSON
    WGGB      CARROLL, BETH              NEWSPERSON
    WGGB      COEN, SCOTT                NEWSPERSON
    WGGB      MADSEN, DAVE               NEWSPERSON
    WGME      BLOCK, KIMBERLY            SENIOR ANCHOR
    WGME      COUSINS, PAUL              WEATHER ANCHOR/REPORTER
    WGME      EID, DAVID                 SPORTS DIRECTOR
    WGME      FLETCHER-SIMONS,           ANCHOR/SPEC SERIES REP
    WGME      LAGERQUIST, GREGG          ANCHOR/REPORTER
    WGME      RAFFERTY, DOUGLAS          NEWS ANCHOR/REPORTER
    WGME      SANTORO, DAVID             NEWS WEATHER ANCHOR/REP.
    WGME      VENUTI, JOE                WEATHER ANCHOR/REPORTER
    WGME      WIGGINS, PATRICIA          NEWS ANCHOR
    WICD      DONOHUE PAUL               ASST NEW DIR/ANCHOR/REP
    WICS      FINZEN-BAUMGARTEN          ANCHOR/REPORTER
    WICS      GORDON, WILLIAM            WEATHER ANCHOR
    WICS      LAMBERT, JERRY             STAFF REPORTER
    WOKR      ALHART, DONALD W           ANCHOR/ASSOC NEWS DIR
    WOKR      CATALANA, MICHAEL          SPORTS DIRECTOR
    WOKR      CURRAN,                    ANCHOR/REPORTER                  12/28/95         1/1/96
    WOKR      EMBLIDGE, DOUGLAS N        ANCHOR/REPORTER
    WOKR      JOHNSON, GLENN             STAFF METEROLOGIST                4/2/97          7/1/97
    WOKR      PETERSON, WILLIAM          WEATHERCASTER/CHIEF METEOROLOGIST
    WOKR      SAMUELS, CHUCK             NEWS DIRECTOR
    WTWC      CHRISTOPHER, KEVIN         ANCHOR
    WTWC      RUCKER, MIKE               METEOROLGIST/ANCHOR
    CORP      SHAFFER, JAMES             CORPORATE EXECUTIVE
    CORP      SEXTON, MICHAEL            CORPORATE EXECUTIVE
    CORP      GENSMER, BRUCE             CORPORATE EXECUTIVE
    CORP      NIELSEN, GARY              CORPORATE EXECUTIVE

GUY GANNETT

PURCHASE AGREEMENT - BROADCASTING
MATERIAL CONTRACTS
SECTION 3.10.4 - EMPLOYMENT AGREEMENTS


PERSONAL SERVICE AGREEMENTS                                               CONTRACT DATE EFFECTIVE DATE

                                                                          -----------------------------
full listing including not material - TV only

    KGAN      HALL, MICHELLE             ANCHOR/REP/WEATHER                  11/1/98      11/1/98

    KGAN      HALL, SCOTT                METEOROLOGIST/MANAGER               4/1/97        4/1/97

    KGAN      JOHNSON-BOYLE, AMY         ANCHOR/REPORTER                     1/1/98        1/1/98

    KGAN      MACKEY, ROD                SPORTS DIRECTOR                     8/21/97      8/21/97

    KGAN      RIESGRAF, SANDRA           REPORTER/ANCHOR                     6/1/97        6/1/97

    KGAN      ROCHE, BRIAN FRANCIS       ANCHOR/REPORTER                     8/14/98       9/1/98

    KGAN      TOWNE, DAVE                METEOROLOGIST                       4/14/97      4/14/97

    KGAN      VACHALEK, ROGER            CHIEF METEOROLOGIST                 6/1/97        6/1/97

    KGAN      WAGNER, WADE               REPORTER/ANCHOR                     4/20/98       6/1/98

    WGGB      BEVACQUA, TOM              NEWSPERSON                            N/A         9/8/96

    WGGB      CARROLL, BETH              NEWSPERSON                         10/31/95      11/1/98

    WGGB      COEN, SCOTT                NEWSPERSON                          4/22/98      4/27/98

    WGGB      HERSHEL, RAY               NEWSPERSON                          5/14/98      5/16/98

    WGGB      MADSEN, DAVE               NEWSPERSON                            N/A        7/11/96

    WGME      BARR, BARBARA              REPORTER                            6/1/96       10/3/96

    WGME      BLOCK, KIMBERLY            SENIOR ANCHOR                       6/18/96       6/1/96

    WGME      COUSINS, PAUL              WEATHER ANCHOR/REPORTER             4/4/94        4/4/94

    WGME      EID, DAVID                 SPORTS DIRECTOR                     9/4/97        4/1/97

    WGME      FLETCHER-SIMONS,           ANCHOR/SPEC SERIES REP              9/4/97        1/1/97

    WGME      LAGERQUIST, GREGG          ANCHOR/REPORTER                     2/19/98      2/23/98

    WGME      MACLEAN, MARNIE            NEWS ANCHOR/REPORTER                1/21/96      1/21/96

    WGME      MILLER, JENNIFER           REPORTER/ANCHOR                     8/25/96      8/26/96

    WGME      RAFFERTY, DOUGLAS          NEWS ANCHOR/REPORTER                9/3/97        4/1/97

    WGME      SANTORO, DAVID             NEWS WEATHER ANCHOR/REP.            1/1/98

    WGME      VENUTI, JOE                WEATHER ANCHOR/REPORTER             6/1/96        8/1/96

    WGME      WIGGINS, PATRICIA          NEWS ANCHOR                         2/6/98       2/23/98

    WICD      ABRAMS, STEPHANIE          ANCHOR/PRODUCER/REP                   N/A        3/25/98

    WICD      CASE, STACY                NEWS BROADCASTER                      N/A        8/14/95

    WICD      MUSGRAVE, SCOTT            NEWS BROADCASTER                      N/A         1/1/97

    WICD      RINDERLE, ERIC             ANCHOR/REPORTER/PRODUN/A                         8/21/98

    WICD      RITCHEY, JEROME            WEATHER ANCHOR                        N/A         8/4/97

    WICS      FINZEN-BAUMGARTEN          ANCHOR/REPORTER                                  9/18/95

    WICS      GORDON, WILLIAM            WEATHER ANCHOR                                    2/1/98

    WICS      KERR, GREG                 SPORTS DIRECTOR                                  10/30/95

    WICS      LAMBERT, JERRY             STAFF REPORTER                                   9/11/95

    WOKR      ALHART, DONALD W           ANCHOR/ASSOC NEWS DIR               8/1/98        8/1/98

    WOKR      CATALANA, MICHAEL          SPORTS DIRECTOR                     6/29/98       7/1/98

    WOKR      CURRAN, VIRGINIA           ANCHOR/REPORTER                     6/1/94        6/1/94

    WOKR      EMBLIDGE, DOUGLAS N        ANCHOR/REPORTER                    10/27/94       1/1/95

    WOKR      JOHNSON, GLENN             STAFF METEROLOGIST                  6/26/95       7/1/95

    WOKR      PETERSON, WILLIAM          WEATHERCASTER/CHIEF METEOROLOGIST  12/22/94       1/1/95

    WOKR      SAMUELS, CHUCK             NEWS DIRECTOR                      12/17/96      10/14/96

    WTWC      CHRISTOPHER, KEVIN         ANCHOR                              2/3/97       2/17/97

    WTWC      RUCKER, MIKE               METEOROLGIST/ANCHOR                 1/15/96       1/6/97


GUY GANNETT

PURCHASE AGREEMENT - BROADCASTING
MATERIAL CONTRACTS
SECTION 3.10.4 - EMPLOYMENT AGREEMENTS


PERSONAL SERVICE AGREEMENTS                                               MATERIAL      CONF      SUCC             NOTES:

                                                                          ---------------------------------------------------------
full listing including not material - TV only

    KGAN      HALL, MICHELLE             ANCHOR/REP/WEATHER                  Y           Y          N

    KGAN      HALL, SCOTT                METEOROLOGIST/MANAGER               Y           Y          N

    KGAN      JOHNSON-BOYLE, AMY         ANCHOR/REPORTER                     Y           Y          N

    KGAN      MACKEY, ROD                SPORTS DIRECTOR                     Y           Y          N

    KGAN      RIESGRAF, SANDRA           REPORTER/ANCHOR                     Y           Y          N

    KGAN      ROCHE, BRIAN FRANCIS       ANCHOR/REPORTER                     Y           Y          N

    KGAN      TOWNE, DAVE                METEOROLOGIST                       Y           Y          N

    KGAN      VACHALEK, ROGER            CHIEF METEOROLOGIST                 Y           Y          N

    KGAN      WAGNER, WADE               REPORTER/ANCHOR                     Y           Y          N

    WGGB      BEVACQUA, TOM              NEWSPERSON                          Y           Y          N

    WGGB      CARROLL, BETH              NEWSPERSON                          Y           Y          N

    WGGB      COEN, SCOTT                NEWSPERSON                          Y           Y          N

    WGGB      HERSHEL, RAY               NEWSPERSON                          Y                      N

    WGGB      MADSEN, DAVE               NEWSPERSON                          Y           Y          N

    WGME      BARR, BARBARA              REPORTER                            Y                     14.3

    WGME      BLOCK, KIMBERLY            SENIOR ANCHOR                       Y           Y         14.3

    WGME      COUSINS, PAUL              WEATHER ANCHOR/REPORTER             Y           Y         14.3

    WGME      EID, DAVID                 SPORTS DIRECTOR                     Y           Y         14.3

    WGME      FLETCHER-SIMONS,           ANCHOR/SPEC SERIES REP              Y           Y         14.3

    WGME      LAGERQUIST, GREGG          ANCHOR/REPORTER                     Y           Y         14.3

    WGME      MACLEAN, MARNIE            NEWS ANCHOR/REPORTER                Y                     14.3

    WGME      MILLER, JENNIFER           REPORTER/ANCHOR                     Y                     14.3

    WGME      RAFFERTY, DOUGLAS          NEWS ANCHOR/REPORTER                Y           Y         14.3

    WGME      SANTORO, DAVID             NEWS WEATHER ANCHOR/REP.            Y           Y         14.3

    WGME      VENUTI, JOE                WEATHER ANCHOR/REPORTER             Y           Y         14.3

    WGME      WIGGINS, PATRICIA          NEWS ANCHOR                         Y           Y         14.3

    WICD      ABRAMS, STEPHANIE          ANCHOR/PRODUCER/REP                 Y                      N

    WICD      CASE, STACY                NEWS BROADCASTER                    Y                      N

    WICD      MUSGRAVE, SCOTT            NEWS BROADCASTER                    Y                      N

    WICD      RINDERLE, ERIC             ANCHOR/REPORTER/PRODUN/A            Y                      N

    WICD      RITCHEY, JEROME            WEATHER ANCHOR                      Y                      N

    WICS      FINZEN-BAUMGARTEN          ANCHOR/REPORTER                     Y           Y          N

    WICS      GORDON, WILLIAM            WEATHER ANCHOR                      Y           Y          N

    WICS      KERR, GREG                 SPORTS DIRECTOR                     Y                      N

    WICS      LAMBERT, JERRY             STAFF REPORTER                      Y           Y          N

    WOKR      ALHART, DONALD W           ANCHOR/ASSOC NEWS DIR               Y           Y          13

    WOKR      CATALANA, MICHAEL          SPORTS DIRECTOR                     Y           Y          13

    WOKR      CURRAN, VIRGINIA           ANCHOR/REPORTER                     Y           Y          13        Written Assumption by
                                                                                                               Assignee required

    WOKR      EMBLIDGE, DOUGLAS N        ANCHOR/REPORTER                     Y           Y          13

    WOKR      JOHNSON, GLENN             STAFF METEROLOGIST                  Y           Y          13

    WOKR      PETERSON, WILLIAM          WEATHERCASTER/CHIEF METEOROLOGIST   Y           Y          12

    WOKR      SAMUELS, CHUCK             NEWS DIRECTOR                       Y           Y          13

    WTWC      CHRISTOPHER, KEVIN         ANCHOR                              Y           Y         15.3          Co. remains liable

    WTWC      RUCKER, MIKE               METEOROLGIST/ANCHOR                 Y           Y         15.3

GUY GANNETT COMMUNICATIONS
PURCHASE AGREEMENT - BROADCASTING
SECTION 3.3.1 CONSENTS REQUIRED


DIVISION          COMPANY NAME                         DOC. #            PURPOSE                           CONTRACT       EFFECTIVE
                                                                                                             DATE            DATE

Corp            U.S. Fleet Leasing                    100090.00   Master Lease vehicle leases              7/19/91

Corp            various credit card providers         100900.00   Divisions' credit card agreements

Corp            Panasonic                             170080.00   group pricing discount                   5/11/98

KGAN            Midtown Development Partnership      1483340.00   Waterloo office                          11/1/96

KGAN            Zoreh Asadzadehfard                  1483400.00   Coralville office lease                  1/30/96           2/1/96

KGAN            ADT Company                          1470525.00   Protective signaling system              6/10/87          6/10/87

KGAN            Crawford Johnson & Northcott, Inc.   1470740.00   market research consulting                6/1/98           6/1/98

KGAN            Knight-Ridder                        1471130.00   financial information                                    11/30/95

KGAN            McLeod TMO                           1471170.00   phone service agmt                                        5/24/96

KGAN            Crawford Johnson & Northcott, Inc.   1471740.00   market research consulting                6/1/98           6/1/98

KGAN            Pravden & Company                    1471760.00   promotion license                        2/24/97           1/1/98

KGAN            Associated Press                     1473130.00   AP Newsdesk Software                    12/27/89          1/22/90

KGAN            Associated Press                     1473170.00   News service                             5/20/87          6/15/87

KGAN            Associated Press                     1473180.00   member agreement                         5/20/87          6/15/87

KGAN            Associated Press                     1473181.00   Membership Agreement                                       5/1/93

KGAN            Associated Press                     1473190.00   Audiotex services - Iowa City             4/3/91          3/25/91

KGAN            Associated Press                     1473191.00   Audiotex services - Dubuque               4/3/91          3/25/91

KGAN            Associated Press                     1473192.00   Audiotex services - Waterloo              4/3/91          3/25/91

KGAN            Associated Press                     1473193.00   Audiotex services - Cedar Rapids          4/3/91          3/25/91

KGAN            Columbine Systems, Inc.              1470590.00   License Agreement                        3/22/95           1/1/95

KGAN            IBM Corp.                            1470620.00   Agreement for IBM Licensed Programs      1/15/82          1/25/82


DIVISION    COMPANY NAME                               DOC. #   PURPOSE                                     CONTRACT     EFFECTIVE
                                                                                                             DATE         DATE

KGAN        Marketing Resources Plus               1470640.00   BMP software license and Data Services                      11/1/91
                                                                Agreement

KGAN        Nielsen Media Research                 1471121.00   Special Target Area Reporter                 3/18/94         2/1/94

KGAN        Data Center Mgmt., Inc. (DCM)          1471180.00   Software License & Support                   7/15/96

KGAN        CBS Television Network                 1470510.00   Television Affiliation Agreement                             1/1/95

KGAN        Jacor Broadcasting of Iowa             1480570.00   WMT Tower Lease Agreement                   10/16/81       10/17/81

WGGB        PageNet                                1283010.00   Pagers lease & service                       2/13/97        2/13/97

WGGB        Associated Press                       1271550.00   AP news service                                             10/1/81

WGGB        Associated Press                       1271551.00   AP On-Line                                   5/28/97         5/1/97

WGGB        Fox Broadcasting Company               1271560.00   Program Carriage agmt                         2/5/96         8/1/96

WGGB        Conus Communications                   1271570.00   Sports World Attack Team License             2/23/96        1/25/96

WGGB        Killer Tracks                          1271590.00   library license                              5/18/98        4/14/98

WGGB        Republican Company                     1271620.00   Tomorrow's headlines Tonight                  5/1/98        5/12/98

WGGB        Columbine Systems, Inc.                1271430.00   License, HW support + supplement              3/7/88         1/1/95

WGGB        Data Center Management (DCM)           1271580.00   Software License & Support                                  9/19/96

WGGB        The Weather Underground                1271720.00   weather info SWL & service                  10/22/97       11/15/97

WGGB        ABC Television Network                 1270010.00   Network Affiliation Agreement                 1/6/95         1/1/95

WGGB        ABC American Broadcasting Companies    1270011.00   ABC NewsOne Service Agreement                 4/2/92         1/1/93

WGGB        Home Shopping Network                  1271760.00   affiliation agreement                        8/27/91         9/9/91

WGME        Fleet Bank                             1181530.00   35 Ash St. Lewiston Lease                     1/1/94         1/1/94

WGME        Maine Public Broadcasting              1181550.00   Tower space Litchfield, ME                  10/23/95       10/23/95

WGME        Fleet Bank of Maine                    1181800.00   Sanford office lease                         6/20/95        6/21/95

WGME        Excelltron Tower, Inc.                 1181810.00   Sanford Tower lease                                          7/1/95

WGME        Maine Bureau of Forestry               1181860.00   Moicrowave Site lease                         1/7/88         1/1/88

WGME        WSI Corp.                              1181590.00   Weather Graphics equip lease/service         3/14/88         4/1/88


DIVISION           COMPANY NAME                         DOC. #    PURPOSE                                    CONTRACT     EFFECTIVE
                                                                                                                DATE        DATE

WGME               Danka Industries, Inc.dba KEMCO   1181730.00   Equipment maint & supply                      2/26/97     2/26/97

WGME               Tapscan, Inc.                     1170780.00   Ratings Analysis License                      3/18/96      4/1/96

WGME               Nielsen Media Research, Inc.      1171560.00   Station Index Service                         8/23/82     1/19/97

WGME               Associated Press                  1171610.00   AP news service                               8/26/93      5/1/93

WGME               Firstcom Music                    1171620.00   Library license                              12/27/96      1/1/97

WGME               Columbine Systems, Inc.           1170670.00   License Agreement-Data Processing System                   1/1/95
                                                                  Service Contract
WGME               Columbine Systems, Inc.           1170670.01   Addendum to data processing license                        1/1/95

WGME               CBS Television Network            1170010.00   Affiliate Agreement                           1/31/94      1/1/95

WGME               Hilite, Inc.                      1181770.00   VBI lease                                     4/25/95

WICD               Minolta Leasing Service           1580070.00   copier lease & service                                    3/25/97

WICD               Associated Press                  1570140.00   AP membership                                             8/16/95

WICD               Associated Press                  1570140.01   Supplemental Agreement                        3/26/92     8/16/95

WICD               Consolidated Communications       1570150.00   Long Distance phone carrier                               4/29/96

WICD               Weather Central Inc.              1570170.00   Software-Hardware maint.                                  12/1/95

WICD               Data Center Mgmt, Inc. (DCM)      1574000.00   Software License                             12/20/96      2/1/97

WICD               NBC TV Network                    1500010.00   Affiliation Agreement                         1/16/96      7/1/95

WICD               NBC TV Network                    1500010.01   Incentive payments                                        1/16/96

WICS               AT&T Capital Leasing              1380010.00   Inacom Equip Lease                            3/15/96     3/15/96

WICS               G.E. Capital                      1380020.00   copier lease                                              1/16/98

WICS               IOS Capital (IKON)                1380030.00   Canon copier lease                                       11/26/97

WICS               Vyvx                              1380050.00   equipment lease                               6/11/98     6/11/98

WICS               The Mediacenter                   1370280.00   Mediacenter On-line subscription                           1/1/98

WICS               Incentive Management Inc          1370290.00   Caribbean Escape Incentive Program                       11/25/97

WICS               IBM                               1370300.00   AS 400 support                                            3/26/98


DIVISION        COMPANY NAME                           DOC. #   PURPOSE                                       CONTRACT    EFFECTIVE
                                                                                                                DATE         DATE

WICS       IBM                                     1370310.00   6400 support                                                 4/2/98

WICS       George Alarm Co., Inc.                  1371560.00   burglar electrical protection apparatus       11/18/87     11/18/87

WICS       SESAC, Inc.                             1371630.00   Broadcasting Performance License For TV        3/14/88      12/1/87
                                                                Stations
WICS       The Electronic Media Machine            1371650.00   voice over agreement                           7/20/98       8/3/98

WICS       A. C. Nielsen Company                   1373342.00   Special Target Area Reporter (S.T.A.R)         10/1/96

WICS       A.C. Nielsen Company                    1373344.00   Station Index includes WICD                     9/8/93       2/1/94

WICS       Cellular One                            1373800.00   cellular phone service J.V.C.                  7/13/90      7/31/90

WICS       Cellular One                            1373801.00   cellular phone service-various

WICS       Associated Press                        1373830.00   Agreements for news wire                       7/22/85      12/1/87

WICS       Associated Press                        1373831.00   On-Line Service                                             5/15/98

WICS       FirstCom Music                          1373870.00   Music Library License WICS/CD                 11/13/97     11/15/97

WICS       Columbine Systems, Inc.                 1373360.00   D P Systems                                     2/1/94       2/1/94

WICS       Columbine Systems, Inc.                 1373361.00   Addendum for Closed Loop                        6/1/94       6/1/94

WICS       Columbine Systems, Inc.                 1373362.00   Adden. purchase of Broadcast Mgmt Plus                      10/1/95

WICS       Columbine Systems, Inc.                 1373363.00   software license                                            11/1/91

WICS       Data Center Mgmt, Inc. (DCM)            1374000.00   Software License & Support                    11/14/96       2/1/97

WICS       Griffin Radio Research                  1374030.00   The Griffin reports license                                 11/1/97

WICS       Enterprise Systems Group, Inc.          1374040.00   Software license-Traffic                       4/23/98      4/27/98

WICS       NBC TV Network                          1370010.00   Affiliation Agreement                           1/1/81       7/1/95

WICS       NBC News Channel                        1370060.00   News Channel Participation Agreement            1/1/91       1/1/91

WICS       NBC, Inc.                               1370070.00   News Excerpt License Agreement                               1/1/91

WOKR       Collier ABR, Inc.                       1681100.00   Roof lease                                    11/14/94       1/1/95

WOKR       GMAC d/b/a/ The Valley Cadillac Corp    1680600.00   97 Cadillac Lease (Alhart)                                   1/1/97

WOKR       GMAC d/b/a Vincent Buick, Inc.          1681010.00   Buick Park Ave lease - 97                       8/1/94      1/14/97


DIVISION    COMPANY NAME                          DOC. #   PURPOSE                                       CONTRACT         EFFECTIVE
                                                                                                             DATE              DATE

WOKR        Volvo Car Finance (Best Motors)   1681020.00   96 volvo lease - Neilsen                                         4/18/96

WOKR        Toshiba/Rochester Copier          1681050.00   office equip lease                                               2/19/98

WOKR        SportsTicker                      1670110.00   sports info service                             5/15/98          5/15/98

WOKR        Associated Press                  1670120.00   NewsPower & GraphicsBank services               7/27/94           7/1/94

WOKR        FirstCom/Music House              1670290.00   music library license                                           11/30/97

WOKR        Rochester Copier                  1670690.00   main office office fax maint                   12/23/97          1/15/98

WOKR        Rochester Copier Inc.             1670693.00   GM fax maint                                    1/28/98           2/1/98

WOKR        Dun & Bradstreet                  1670760.00   business information services                    5/6/98          6/30/98

WOKR        Associated Press                  1670830.00   Radio simulcast services                                         9/15/97

WOKR        Weatherline Inc.                  1670970.00   Weather Service                                                  5/11/95

WOKR        Frontier Communications           1671000.00   long Distance/T-1/cellular                       8/6/97         10/31/97

WOKR        WSI Corp.                         1670130.00   Weather Services SWL & subscription                               4/1/94

WOKR        Peter Storer & Assoc., Inc.       1670250.00   S.W.L. Program & Accounting Manager Software     6/9/94           7/1/97

WOKR        Data Center Management Inc        1670750.00   Software License & Support                                        1/1/98

WOKR        Columbine JDS Systems, Inc.       1670800.00   License - DP system                             11/13/97        11/13/97

WOKR        ABC Inc. Capital Cities           1670010.00   Affiliation Agreement                            1/24/91          1/2/95

WOKR        ABC, Inc. Capital Cities          1670020.00   NewOne Service                                    7/8/88         9/14/88

WOKR        ABC Television Network            1670030.00   Satelite earth Station                                           7/31/87

WTWC        Pitney Bowes                      1780100.00   Postage meter rental                                             11/1/96

WTWC        Associated Press                  1700230.00   News Wire & Graphics                                             3/20/97

WTWC        First Com Music                   1700250.00   Music License                                                     2/1/97

WTWC        Danka                             1700340.00   copier supplies & maint                          7/14/97          7/3/97

WTWC        ADT Security systems Inc.         1700360.00   security services                               12/22/97          1/1/98

WTWC        PageNet                           1700450.00   pager lease & services                           1/22/97         1/22/97


DIVISION        COMPANY NAME                                     DOC. #   PURPOSE                          CONTRACT       EFFECTIVE
                                                                                                             DATE            DATE

WTWC            Sprint Centel-Florida                        1700460.00   LD phone services                 7/25/96         7/25/96

WTWC            Talquin Electric Cooperative                 1700490.00   power services agreement          7/31/96          8/1/96

WTWC            AT&T/North Florida Branch                    1701000.00   Long Distance Discount                            7/10/97

WTWC            Columbine JDS                                1700100.00   License Agreement                 11/3/95         12/1/95

WTWC            Data Center Mgmt (DCM)                       1700200.00   Software License & Support                        1/15/97

WTWC            Baron Services                               1700380.00   software license                  1/21/97         1/21/97

WTWC            NBC TV Network                               1700010.00   Network Affiliation                2/1/97          1/1/97

WTWC            WMLO FM (now WFLY)                           1780200.00   Tower lease                       11/6/89         10/2/90

WTWC            WSNI FM                                      1780210.00   Tower lease                       3/27/91         3/27/91

WTWC            Paxson Communications of Tallahassee, Inc.   1780210.01   Assignment of lease                               9/30/97

WTWC            FL Dept. LE                                  1780220.00   Tower lease                       1/10/94

GUY GANNETT COMMUNICATIONS
PURCHASE AGREEMENT - BROADCASTING

SECTION 3.3.1. CONSENTS REQUIRED - BARTER PROGRAMMING

WOKR - TV


                                                                                                                  Written

                                                                                          Contract Term           Consent
                                                                                        ------------------        Req'd to

                   Distributor                               Package                    Start         End          Assign

              ----------------------                 -----------------------            -----         ----         ------

              Buena Vista Television                 Bill Nye the Science Guy           Sep-97        Sep-00         YES

              Hearst Entertainment, Inc.             Popular Mechanics: For Kids        Sep-97        Sep-99         YES

              New World / Genesis                    Access: Hollywood                  Sep-96        Sep-98         YES

              Paramount                              Hard Copy 98                       Sep-98        Sep-99         YES

                                                     Maury Povich                       Sep-98        Sep-98         YES

                                                     Wild Things                        Sep-97        Sep-98         YES

              Worldvision Enterprises                Pictionary                         Sep-97        Sep-98         YES

              New York State Lottery                 Lottery Drawings                   May-98        Apr-01         YES

              Dr. Bob Lanier                         60 Second Housecall- News Insert                 Open

              WRMM DJs                               Family Weekend - News Insert                     Open           NL

              Triple Seven Concepts Inc., a          Assorted 1/2 hour programs         Jun-98        Jun-99         YES
              subsidiary of Grey Advertising


              NL - No specific assignment language in agreement.

                                   THE ACKERLEY GROUP
                                   PURCHASE AGREEMENT

                                  DISCLOSURE SCHEDULE

                                     SCHEDULE 3.9.1


-----------------------------------------------  -----------------------------------------------------   ----------------------
                 TYPE                                   INSURER                      LIABILITY LIMIT       POLICY PERIOD

-----------------------------------------------  -----------------------------------------------------   ----------------------
Package                                          Commercial Union                           19,491,552      05/01/98 - 05/01/99
-----------------------------------------------  -----------------------------------------------------      ----------------------
Comm'l. Gen'l. Liability                         Commercial Union                            2,000,000      05/01/98 - 05/01/99
                                                  [incl. w/Package Policy]
-----------------------------------------------  -----------------------------------------------------      ----------------------
Communication Eqpt                               Commercial Union                           58,615,300      05/01/98 - 05/01/99
-----------------------------------------------  -----------------------------------------------------      ----------------------
Broadcasting Loss of Income                      Commercial Union                           13,487,696      05/01/98 - 05/01/99
                                                   [incl. w/Comm. Eqpt. Policy]
-----------------------------------------------  -----------------------------------------------------      ----------------------
Automobile                                       Commercial Union                            1,000,000      05/01/98 - 05/01/99
-----------------------------------------------  -----------------------------------------------------      ----------------------
Energy Systems                                   Federal Insurance Co.                      25,000,000      05/01/98 - 05/01/99
-----------------------------------------------  -----------------------------------------------------      ----------------------
Libel/Slander                                    Employers Reinsurance                      15,000,000      10/09/97 - 10/09/98
-----------------------------------------------  -----------------------------------------------------      ----------------------
Umbrella                                         Federal Insurance Co.                      25,000,000      05/01/98 - 05/01/99
-----------------------------------------------  -----------------------------------------------------      ----------------------
Non-Owned Aircraft                               National Union Fire                        20,000,000      10/24/97 - 10/24/98
-----------------------------------------------  -----------------------------------------------------      ----------------------
Crime Bond                                       Federal Insurance Co.                       1,000,000      05/01/98 - 05/01/99
-----------------------------------------------  -----------------------------------------------------      ----------------------
Fiduciary Responsibility                         Federal Insurance Co.                      25,000,000      11/10/97 - 11/10/98
-----------------------------------------------  -----------------------------------------------------      ----------------------
Directors & Officers                             Federal Insurance Co.                       5,000,000      02/06/98 - 02/06/99
Includes:
   Outside Directors                                                                         5,000,000      02/06/98 - 02/06/99
   Employment Practices                                                                      5,000,000      02/06/98 - 02/06/99
        Liability

-----------------------------------------------  -----------------------------------------------------      ----------------------
Workers Compensation                                                                           100,000      12/31/97 - 12/31/98
     Maine                                       MEMIC
     Illinois  Iowa                              Commercial Union
     Florida                                     Commercial Union
     Massachusetts                               Commercial Union
     New York                                    Commercial Union
-----------------------------------------------  -----------------------------------------------------      ----------------------
Travel/Accident                                  Reliance Standard Life                         10,000      10/01/97 - 10/01/98
-----------------------------------------------  -----------------------------------------------------      ----------------------
Foreign Policy                                   CIGNA Ins. Co.                              1,000,000      05/20/98 - 05/20/99
-----------------------------------------------  -----------------------------------------------------      ----------------------
Special (K&R)                                    Aetna Life & Casualty                       3,000,000      09/12/95 - 09/12/98
-----------------------------------------------  -----------------------------------------------------      ----------------------
Maine Turnpike Bond                              Travelers Casualty & Surety                     5,000      09/16/97 - 09/16/98
-----------------------------------------------  -----------------------------------------------------      ----------------------

GUY GANNETT COMMUNICATIONS


 EXAMPLES OF "PREPAID" PROGRAMMING COSTS AT DEC. 1998 FOR PROGRAMS FOR WHICH DOWNPAYMENTS WERE MADE

WGME
      "FRIENDS"

      Start Date   Sept. 98

      License Fee  169 wks. @ $6,950/wk.    $1,174,550

                                              (587,275) 50 % downpayment - Sept. 1996

                                           ------------
                                               587,275  balance  payable over 39 months  beginning Sept.98 (587,275 /39 =15,058)

                                                                                                                Total


                                               Thru                                                             Thru
                                               Dec-97    Jan-Aug 98     Sep-98  Oct-98   Nov-98   Dec-98        Dec-98

                                                                                                              ---------

                Actual payments                587,275          0      15,058   15,058   15,058   15,058       647,508

               Payments without downpayment          0          0      30,117   30,117   30,117   30,117       120,467
                     (1,174,550 / 39 = 30,117)                                                                 --------


                                                                               "Prepayment"  @ 12/31/98        527,042

                                                                                                               ========

Note - the prepayment is reduced by $ 15,058 per month beginning Sept. 1998.


      "FRASIER"

      Start Date   Sept. 97

      License Fee  169 wks. @ $5,750/wk.         $ 971,750
                                                   (97,175) 10% downpayment - Jan. 1997

                                               ------------
 874,575 balance payable over 39 months beginning Sept.97 (874,575 / 39 = 22,425)

                                                                                                                              Total


                                                           Thru                                                               Thru
                                                          Jan-97   Jan-Aug 97  Sep-97   Oct-97   Nov-97   Dec-97 Jan-Dec 98   Dec-98
                                                                                                                            --------
                  Actual payments                        97,175           0   22,425   22,425   22,425   22,425   269,100   455,975

                  Payments without downpayment                0           0   24,917   24,917   24,917   24,917   299,004   398,671
                                                                                                                            -------
                       (874,575 / 39 = 24,917)

                                                                                          "Prepayment"  @ 12/31/98           57,304

                                                                                                                            =======

Note - the prepayment is reduced by $ 2,492 per month beginning Sept. 1997.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        Section 1.1(d) - (Real Property)

            See attached Section 1.1 (d) of the Disclosure Schedule.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                  SECTION 1.1(R) (NON-COMPETITION AGREEMENTS)

James B. Shaffer
Michael L. Bock

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

      SECTION 3.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

      --------------------------------------------------------------------

   3.3(a):    None.

   3.3(b):    None.

   3.3(c):    None.

   3.3(d):

   1. See Section 3.3.1 of the Disclosure Schedule for list of contracts that require consent to the transactions.

   2. The Company's Revolving Loan Agreement with BankBoston and others and Note Purchase Agreement with its noteholders prohibit the transfer of the Assets without the lenders' consent. The Company expects to repay these obligations at or prior to Closing.

   3.         See Section 3.14 of the  Disclosure  Schedule  concerning  certain
              retention  and  severance   agreements   with  various   employees
              requiring certain payments to be accelerated at Closing.

   4. See Section 3.14 of the Disclosure Schedule concerning certain agreements with various retired employees that may be accelerated upon Closing.

   5. The annual management bonuses for WOKR-TV will be accelerated at Closing. If the Closing is before the end of 1998, the portion of the

      SECTION 3.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

      --------------------------------------------------------------------

              payment relating to the period from the Closing Date through year end will be accounted for as a prepaid expense.

   6. Pursuant to the terms of the Company's Directors' Deferred Compensation Plan, deferred directors fees are payable upon the sale of substantially all of the assets of the Company, and will be due upon Closing.

   7. Most, if not all, of the Company's insurance policies are not assignable.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

              SECTION 3.5 (FINANCIAL STATEMENTS)

              ----------------------------------

3.5(a):       None.

3.5(b) & (c):

1. The Unaudited Financial Statements do not include all financial statements (e.g., cash flow), financial elements (e.g., income taxes and net income) or footnotes required under GAAP. Net Financial Assets will not include any accruals for any severance for employees terminated after the Closing. The Unaudited Financial Statements were prepared on a pro forma basis to reflect the Company's expectations as to how certain accounting matters related to the sales of the Company and the Maine Media Business would be handled, including without limitation: estimates of how post-retirement liabilities would be allocated between Newco (as defined in Section 3.7 of the Disclosure Schedule) and the Company; none of the prepaid pension cost included in "other assets" in the corporate balance sheet was allocated to Newco; certain long-term incentive plans and supplemental retirement benefits were not reflected on the balance sheet because it is anticipated that they will be paid prior to Closing. Some monthly financial statements may not include all accrued vacation benefits. The treatment of downpayments on program rights as described in Section 9.1 is not consistent with prior periods or in accordance with GAAP. The consolidated statement of operations is intended to display EBITDA and EBIT rather than net income. The Guy Gannett Broadcast Group balance sheet shows no allocation or apportionment of the post-retirement liability or of the prepaid pension (except that the June 30, 1998 balance sheet does show the post-retirement liability). As described above, the Unaudited Financial Statements are not in conformance with GAAP nor are they consistent with prior periods.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                       SECTION 3.5 (FINANCIAL STATEMENTS)

                       ----------------------------------

2. The Unaudited Financial Statements do not include any assets or liabilities that may result from a settlement in the future with ASCAP regarding the dispute with the TV Music License Committee on new fees and the license agreement.

3. Downpayments relating to certain program rights contracts set forth in Section 9.1 of the Disclosure Schedule will be recorded as prepaid expenses, while in the past some of these liabilities have been recorded as reductions in the "film contract liability" account.

4. The Company has an arrangement to pay a former WGME employee a monthly sum, until May 1999, outside the terms of any supplemental retirement plan. The Company accounts for this liability on a cash basis.

3.5(c):

5. There are certain liabilities related to the sale of the Company and its properties that are not recorded and have not been incurred in the ordinary course including but not limited to (a) fees for: attorneys, investment bankers, accountants, consultants, etc.; (b) certain agreements with key employees for severance, retention and closing benefits, and former employees for supplemental retirement and deferred compensation benefits.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------

3.6(i):

1. The Company has possession of various assets owned by others, including but not limited to personal items of employees and officers. The Company also has possession of records, but does not have any ownership interest in, the following groups or organizations: Guy P. Gannett Foundation, The Portland Newspapers Bruce Roberts Fund; Guy Gannett Employees Credit Union; the Anne
              M. Gannett Trust and the Gannett Family Forum.

2. WTWC entered into a conservation easement with Leon County, Florida, dated June 16, 1998.

3.            There is a possible  encroachment  onto  abutting  property of the
              WICD  satellite   dishes  at  the  station  studio  in  Champaign,
              Illinois.

4. The New York State Department of Transportation ("NYSDOT") has taken, by eminent domain,: (1) a fee simple interest in a 0.136 acre parcel located at 4225 West Henrietta Road, Rochester, New York, along the property fronting West Henrietta Road and crossing the driveway accessing that property, and (2) a permanent easement for traffic control devices on the driveway where the driveway meets West Henrietta Road. In return, NYSDOT has paid the Company $12,400.

5.            See  Section  3.16 of the  Disclosure  Schedule  for  Intellectual
              Property matters.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------



3.6(i) and (iii):

6. See Section 3.7 of the Disclosure Schedule for detail with respect to sharing of certain assets between the broadcast and Maine Media Business divisions pursuant to the terms of an Amended and Restated Contribution Agreement dated August 14, 1998. In addition, upon consummation of the sale of the Maine Media Business, the Company will lose access to certain expertise in areas such as marketing and research provided by personnel of the Maine Media Business, and other relationships with these divisions will be terminated.

3.6(ii) The Company has a lease with Elden Moss for an Iowa City translator site lease. Title work reveals that title to the leased property is held by Moss Farms, Inc. The Company is in the process of amending this lease to obtain a right of first refusal and plans to correct this error at the same time.

3.6(iv):

7. The elevator on the WGME tower requires repair due to damage by the Winter, 1998 ice storm. Kline Towers has estimated the costs of repairs at approximately $34,000. This loss is insured and the repairs will be conducted shortly.

8. WGME purchased a software system including a street level mapping system. The vendor went out of business before a proper interface

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------


              between the street level mapping system and the WSI weather reporting system was provided. WGME is working with WSI for a substitution of software.

3.6(v):       None.

3.6(vi):      None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3.7(a):

1. An Amended and Restated Contribution Agreement dated August 14, 1998 (the "Contribution Agreement") between the Company and Newco provides for transfer to Media Properties of Maine, LLC ("Newco"), on or before the date of sale of the Maine Media Business, of all assets and liabilities used or usable primarily in connection with the Maine Media Business. The Company has also agreed to enter into a services contract between the Company and Newco containing certain agreements with respect to certain assets presently shared by the broadcast divisions and Maine Media Business divisions, including: a) continuation of certain relationships between the Maine Media Business and WGME for an interim period; b) continued joint sales of advertising until expiration of existing commitments to customers; and c) continued occupancy by Newco of the portion of the Sanford, Maine office space currently shared by The Portland Newspapers and WGME. The Company expects to enter into this service contract prior to the Closing. (See Section 5.1 of the Disclosure Schedule.) The services contract also provides for the Corporate Office to obtain certain services from Newco. Either the service contract will be rewritten to eliminate this requirement therefrom, or the Company shall continue to be entitled to these benefits (and liable for the related obligations) after the Closing.

2. The Contribution Agreement also provides that the Company will allocate the pension plan assets in its defined benefit plan between the Company and Newco as further described in the Contribution Agreement. The assets and liabilities of the Guy Gannett Retirement Plan that relate to

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

              employees of the Maine Media Business shall be transferred, post-closing, to a trust that will be established to hold assets of a new plan to be established for the Maine Media Business

              The Contribution Agreement also provides that the Company will use reasonable efforts to cause the following contracts in which vendors provide goods or services to both the broadcast and Maine Media Business divisions to be amended to reflect the split of the operating divisions into two companies: KOZ, inc dated March 4, 1998, as amended; U.S. Fleet Leasing dated July 19, 1991; R.E. Harington dated 6/28/94, as amended; KMS Solutions dated 4/25/97; and Time/Warner Cable (undated). The replacement contracts relating to the broadcast division will be assigned to, and the obligations thereunder assumed by, Purchaser.

3.7(b):       None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3. The Company has entered into a new employment agreement with Don Alhart. See Section 3.10.4 for date of agreement.

4. The Company has agreed to accelerate at Closing WOKR-TV annual management bonuses. If the Closing is before year end, the portion of the payment relating to the period from the Closing Date through the end of 1998 will be accounted for as a prepaid expense.

5. The Company has increased its Directors and Officers insurance coverage (other than the employment practices coverage) to $5 million, and has increased its fiduciary insurance coverage to $25 million prior to Closing.

6. The Company has entered into settlement agreements with Allan Eggers and Carl Lehne concerning their alleged rights to retiree medical benefits. Settlement payments are expected to be made shortly.

3.7(c):       None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3.7(d):

7. The elevator on the WGME tower requires repair due to damage in the Winter, 1998 ice storm. Kline Towers has estimated the costs of repairs at approximately $34,000. This loss is insured and the repairs will be conducted shortly.

3.7(e): The Company may be below budget for 1998 by as much as $1,469,000 for all of the television stations other than WOKR-TV. Assuming a cash flow reduction of $1,469,000, EBITDA for fiscal year 1998 would be $12,700,000.

3.7(f):

8.            WGME and TPN have discontinued sponsorship of 3 on 3 basketball.

9. WGME and the Maine Media Business have discontinued certain joint sales and promotional efforts in anticipation of the sale of the Maine Media Business .

3.7(g):       None.

3.7(h):       None.

3.7(i):       None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                            SECTION 3.8 (LITIGATION)

                            ------------------------

3.8(i):

1. The Company has four pending, and several threatened, defamation and libel Actions. All are covered by insurance. In addition, there are several insured automobile liability cases and various workers' compensation claims currently pending.

2. There is a pending gender discrimination case against WGGB. This matter is insured.

3.            An  employee   stole   services  from  the  Station  (see  Section
              5.1(a)(ix) of the Disclosure Schedule and was terminated as a result. NABET has filed a grievance over the termination.

4. An on-air reporter has threatened to sue WOKR in connection with her recent discharge for reasons relating to work performance, insubordination and violations of station policy. No suit has been filed to date. This matter is insured.

3.8(ii):

5. WICD has agreed, pursuant to a settlement set forth in an Order of the Champaign Human Rights Commission, to participate in the Illinois Broadcasters Intern Program.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                            SECTION 3.8 (LITIGATION)

                            ------------------------

3.8:

6.

              WGGB has filed a motion in support of WWLP's Petition before the FCC contesting the exercise by Hartford Station WVIT of an exclusivity provision in its syndicated programming agreements and requesting that relief be made market-wide.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                            SECTION 3.9 (INSURANCE)

                            -----------------------


See Section 3.9.1 of the Disclosure Schedule for a list of insurance policies relating to the Business.

3.9(i):        None.

3.9(ii):       None.

3.9(iii):      None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.10 (MATERIAL CONTRACTS)

                        ---------------------------------



         1. See Section 3.10.1 of the Disclosure Schedule for agreements or contracts providing for payments in excess of $50,000 per year or $250,000 over the five-year period commencing on the date hereof.

                    Please note that detail on various insurance policies and employee benefit plans insurance coverage has not been provided.

         2.         See Section 3.10.2 of the  Disclosure  Schedule for all time
                    brokerage   agreements  and   affiliation   agreements  with
                    television networks.

         3. See Section 3.10.3 of the Disclosure Schedule for any license or contract pursuant to which the Company is authorized to broadcast film or taped programming supplied by others in excess of $10,000 per year or having a term of more than one year .

         4. See Section 3.10.4 of the Disclosure Schedule for any employment agreement, consulting agreement or similar contract providing for payments to any Person in excess of $50,000 per year or $100,000 in the aggregate over the five-year period commencing on the date hereof.

         5.         See  Section  3.14  of  the  Disclosure   Schedule  for  any
                    retention or severance agreement or contract with respect to any Person who is to be employed post-sale.

         6. See Section 3.10.6 of the Disclosure Schedule for all collective bargaining agreements or other union contracts.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.10 (MATERIAL CONTRACTS)

                        ---------------------------------

         7. See Section 3.10.7 of the Disclosure Schedule for (a) any lease of real property or (b) any lease of equipment or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by the Company to another party providing for payments to any Person in excess of $25,000 per year or $75,000 in the aggregate over the five-year period commencing on the date hereof.

         8. See Section 3.10.8 of the Disclosure Schedule for any lease of equipment or real property or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by the Company to another party providing for payments to the Company in excess of $20,000 per year or $50,000 in the aggregate over the five-year period commencing on the date hereof.

         9. Any joint venture, partnership or similar agreement or contract. NONE.

         10. See Section 3.10.10 for any agreement or contract under which the Company has borrowed or loaned any money in excess of $1,000,000 or issued or received any note, bond, indenture or other evidence of indebtedness in excess of $1,000,000 or directly or indirectly guaranteed indebtedness, liabilities or obligations of others in an amount in excess of $1,000,000.

         11. Any covenant not to compete or contract or agreement, understanding, arrangement or any restriction whatsoever limiting in any respect the ability of the Company to compete in any line of business or with any Person in any area. NONE.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                       SECTION 3.10 (MATERIAL CONTRACTS)

                       ---------------------------------



         12. See Section 3.10.12 of the Disclosure Schedule for any agreement or contract between the Company and with any officer, director, stockholder or employee of the Business or any of their family members (other than employment agreements covered above or agreements or contracts containing terms substantially similar to terms available to employees generally).

         13. Amended and Restated Contribution Agreement by and between the Company and Media Properties of Maine, LLC dated August 14, 1998, relating to the transfer of assets and liabilities primarily related to the Maine Media Business. This contract will not be assigned to Purchaser.

         *Executed copies of certain contracts may not be available.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

SECTION 3.11 (PERMITS)

----------------------


PERMITS:

--------

         (i):       None.

         (ii):      None.

         (iii):     None.

COMPLIANCE WITH LAW:

--------------------

         (i):

         1. KGAN recently removed a 1,000 gallon underground diesel oil storage tank at a tower site at a rural location in Walker, Iowa. This previously unregistered tank has now been registered with the Iowa Department of Natural Resources ("IDNR"). Soil testing has indicated very low levels of hydrocarbons, which is determined to be "clean" under IDNR Regulations. A confirmatory ground water monitoring well has been installed. The borings showed no sign of soil contamination.

         2. See Section 3.13 of the Disclosure Schedule concerning environmental matters.

         (ii): See Section 3.8 of the Disclosure Schedule concerning the Champaign Human Rights Commission.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                               ------------------




         3.12(i):

     CALL SIGN                     TYPE                     EXPIRATION DATE

     ---------                     ----                     ---------------
                                                                 DATE

                                                                 ----
WOKR-TV, Rochester, NY                                         06/0l/99

----------------------

     KR-9992                       TV Pickup                   06/0l/99
     KR-7729                       TV Pickup                   06/01/99
     KN-2237                       TV Pickup                   06/01/99
     KP-2134                       TV Pickup                   06/01/99
     WGI-226                     TV Intercity Relay            06/01/99
     WEF-58                          TV STL                    06/01/99
     KGO-958                    R/P Base Mobile System         06/01/99
     KRG-613                    R/P Base Mobile System         06/01/99
    BLP-00293               Low Power Broadcast Auxiliary      06/01/99
     E6537                   Receive Only Earth Station        12/09/03

    E860485                  Receive Only Earth Station        05/16/06
    KNBL-873                      Weather Radar                02/13/01

KGAN-TV, Cedar Rapids, IA                                      02/01/06

-------------------------
    K13MN                     VHF TV Translator                02/01/06
    KAP-35                         TV STL                      02/01/06

   WGR-817                    TV Intercity Relay               02/01/06
   KR-7773                       TV Pickup                     02/01/06
   KR-9931                       TV Pickup                     02/01/06
   KZ-2447                       TV Pickup                     02/01/06
   KZ-2448                       TV Pickup                     02/01/06
   KAP-318                  R/P Base Mobile System             02/01/06
BLQ-780906MG              Low Power Broadcast Auxiliary        02/01/06
   E970014                Transmit/Receive Earth Station       12/06/06

  WNAE-244                      Weather Radar                  01/02/00

WTWC-TV, Tallahassee, FL                                       02/01/05

------------------------
  KB-55264                         TV Pickup                   02/01/05

WGGB-TV, Springfield, MA                                       04/01/99

------------------------
     KPK-385                  R/P Base Mobile System           04/01/99

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                               ------------------



    KPJ-841                  R/P Automatic Relay              04/01/99
    WGV-791                  TV Intercity Relay               04/01/99
    KCK-48                         TV STL                     04/01/99
    KCI-582                R/P Base Mobile System             04/01/99

   KB-98007                      TV Pickup                    04/01/99
   KB-55388*               R/P Base Mobil System              04/01/99

    E860424               Receive Only Earth Station          05/02/06
   WNTX-565           Private Operational Fixed Microwave     01/31/00

WICD(TV), Champaign, IL                                       12/01/05

-----------------------
   KC-26142                    TV Pickup                       12/01/05
   KVM-77**                    TV STL                          12/01/05
   KTX-71                 TV Intercity Relay                   12/01/05
   WMV-569                TV Intercity Relay                   12/01/05

  BLP-01160             Low Power Broadcast Auxiliary          12/01/05
  WPHI-929                    Business Radio                   06/01/00

WICS(TV), Springfield, IL                                      12/01/05

-------------------------
   WKZ-31                     TV Intercity Relay               12/01/05
   KSK-95                          TV STL                      12/01/05

  WME-674                          TV STL                      12/01/05
  KTZ-93                      TV Intercity Relay               12/01/05
  WLF-755                     TV Intercity Relay               12/01/05
  WAQ-265                     TV Intercity Relay               12/01/05

 KB-55668                        TV Pickup                     12/01/05
 BLP-01105              Low Power Broadcast Auxiliary          12/01/05

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

        WMV-573                      TV Intercity Relay               12/01/05
        WMV-570                      TV Intercity Relay               12/01/05

       WNQE-817                        Business Radio                 09/12/99

 WGME-TV, Portland, ME                                                04/01/99

 ---------------------
        WGME-TV                    Auxiliary Transmitter              04/01/99
        WLG-289                      TV Intercity Relay               04/01/99
        WLF-619                      TV Intercity Relay               04/01/99
        WHY-291                      TV Intercity Relay               04/01/99
        WHY-292                      TV Intercity Relay               04/01/99
         WCO-23                      TV Intercity Relay               04/01/99
        WMF-737                      TV Intercity Relay               04/01/99
        KRV-46                             TV STL                     04/01/99
        WLJ-643                      TV Intercity Relay               04/01/99
        WLF-620                      TV Intercity Relay               04/01/99
       KB-55395                          TV Pickup                    04/01/99
       KB-97128                          TV Pickup                    04/01/99
       KA-88998                          TV Pickup                    04/01/99

        KPM-487                        Remote Pickup                  04/01/99
        KPM-468                        Remote Pickup                  04/01/99
        KPF-914                     R/P Automatic Relay               04/01/99
        KPF-913                     R/P Automatic Relay               04/01/99

       WPNB-978                      TV Intercity Relay               04/01/99
        WLG-347                      TV Intercity Relay               04/01/99

       WPJB-245                      TV Intercity Relay               04/01/99
       E950350                Transmit/Receive Earth Station          07/14/05
       WPJB-738             Private Operational Fixed Microwave       01/16/01

*Copy of license not available.
**Construction Permit Only.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                         ANTENNA STRUCTURE REGISTRATIONS


-------------------------- ---------------------- ---------------------------------------- ----------------------
MAIN STATION               LOCATION               TOWER OWNER                              REGISTRATION NO.

-------------------------- ---------------------- ---------------------------------------- ----------------------
WOKR-TV                    Rochester, NY          Guy Gannett Communications               1011757

-------------------------- ---------------------- ---------------------------------------- ----------------------
KGAN-TV                    Cedar Rapids, IA       Guy Gannett Communications               1012927
                           Iowa City, IA          Guy Gannett Communications               1012925
                           Walker City, IA        Guy Gannett Communications               1012926
-------------------------- ---------------------- ---------------------------------------- ----------------------
WTWC-TV                    Tallahassee, FL        Guy Gannett Communications               1019324
-------------------------- ---------------------- ---------------------------------------- ----------------------
WGGB-TV                    Holyoke, MA            Guy Gannett Communications               1018460
                           Holyoke, MA            Guy Gannett Communications               1018461
-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------
WHYN-FM1                   Holyoke, MA            Guy Gannett Communications               1018462
-------------------------- ---------------------- ---------------------------------------- ----------------------
WICD(TV)2                  Champaign, IL          Guy Gannett Communications               1036562
                           Maroa, IL              Guy Gannett Communications               1016052
-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------
WICS (TV)3                 Springfield, IL        Guy Gannett Communications               1008823
-------------------------- ---------------------- ---------------------------------------- ----------------------
WGME-TV4                   Portland, ME           Guy Gannett Communications               1024383
                           Raymond, ME            Guy Gannett Communications               1014068
                           Portland, ME           Guy Gannett Communications               1024384
-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------

--------
1 This station is not owned by the Company but leases one of the Company's antenna structures.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                               ------------------




         3.12(ii):         None.

         3.12(iii):        None.

         3.12(iv):         None.

         3.12(v):          None.

         3.12(vi):         None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                      SECTION 3.13 (ENVIRONMENTAL MATTERS)

                      ------------------------------------

WGME-TV  1.   1335  Washington  Avenue,   Portland,   Maine.  Various  potential
-------       environmental   matters  as  described  in  the  entire  "Phase  I

              Environmental Site Assessment - WGME-TV Studios -- 1335 Washington Avenue" (Dames & Moore, 5/28/98).

         2. Transmitter Site, Brownhill Road, Raymond, Maine. Various potential environmental matters as described in the entire "Phase I Environmental Site Assessment - WGME-TV Transmitter Site -- Brownhill Road (Dames & Moore, 5/28/98).

WGME-TV  3.   Blackstrap Road, Falmouth,  Maine. Various potential environmental
-------       matters as  described  in the entire  Phase I  Environmental  Site

              Assessment-WGME-TV Transmitter Building and Towers-325 Blackstrap Road, Falmouth, Maine (Dames & Moore, 5/28/98-ESA No. 6).

         4. Mount Agamenticus, Town of York, Maine (easement parcel and tower space). Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGME-TV Microwave Receiver/Transmitter-115 Mountain Road, York, Maine (Dames & Moore, 5/28/98-ESA No. 7).

         5. North Belfast Road, Augusta, Maine. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGME-TV-Pilot Communications-North Belfast Road, Augusta, Maine (Dames & Moore, 5/28/98-ESA No. 9).

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

WGGB-TV

-------

         6. 1300 Liberty Street, Springfield, Mass. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGGB-TV Studio- 1302 & 1306 Liberty Street, Springfield, Mass. (Dames & Moore, 5/28/98-ESA No. 10).

         7. Mt. Tom, Holyoke, Mass. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WGGB-TV Transmitter-29 Mount Tom, Holyoke, Mass. (Dames & Moore , 5/28/98-ESA No. 11).

KGAN-TV

-------


         8.   Studio-600 Old Marion Road,  Cedar Rapids,  IA. Various  potential environmental matters as described in the entire "Phase I Environmental Site Assessment - KGAN-TV Transmission Tower" (Dames

              & Moore, 5/28/98).

         9. Transmission Tower, 5012 31st Avenue, Walker, IA. Various potential environmental matters as described in the entire "Phase I Environmental Site Assessment - KGAN-TV Transmission Tower -- 5012 31st Avenue, Walker, IA" (Dames & Moore, 5/28/98).

         10. 1837 Dubuque Road, Iowa City, Iowa. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-KGAN-TV Iowa City Repeater Tower-1837 Dubuque Road, Iowa City, Iowa (Dames & Moore, 5/28/98-ESA No.

              14).

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

         11. 1704 North 4th. Street, Washington, Iowa. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-KGAN-TV Television Translator Site, 1704 North 4th. Street, Washington, Iowa (Dames & Moore, 5/28/98-ESA No. 15).

WICS-TV

-------
          12. 2680  E.  Cook  Street,   Springfield,   Ill.  Various   potential
              environmental matters as described in the entire Phase I Environmental Site Assessment-WICS-TV Studio- 2680 E. Cook Street, Springfield, Illinois (Dames & Moore, 5/28/98-ESA No. 16).

          13. Route 1, Village of Dawson, Springfield, Ill. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WICS-TV Transmitter Building -Route 1, Village of Dawson, Springfield, Ill. (Dames & Moore,

              5/28/98-ESA No. 17).

WICD-TV

-------


          14. 250 South County Fair Drive, Champaign, Ill. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WICD-TV Station-250 South County Fair Drive, Champaign, Ill. (Dames & Moore, 5/28/98-ESA No. 18).

          15. Route 130 East, Homer, Ill. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WICD-TV Transmitter Building -Route 130 East, Homer, Ill. (Dames & Moore, 5/28/98-ESA No. 19).

          16. Route 51, Maroa, Ill. Various potential environmental matters as described in the entire Phase I Environmental Property Audit by Hanson Engineers, dated March/1993.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

WOKR-TV

-------


          17. 4225 West Henrietta Road, Rochester, New York. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WOKR-TV Studio-4225 West Henrietta Road, Rochester, New York (Dames & Moore, 5/28/98-ESA No. 20).

          18. Pinnacle  Hill-State  Route  31),  Brighton,   New  York.  Various
              potential environmental matters as described in the entire Phase I Environmental Site Assessment- WOKR-TV Transmitter Site-Pinnacle

              Hill ( Dames & Moore, 5/28/98-ESA No. 21.

WTWC-TV

-------


          19. 8440 West Deerlake Road, Tallahassee, Florida. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WTWC-TV Channel 40-TV station and Tower, 8440 West Deerlake Road, Tallahassee, Florida (Dames & Moore, 2/16/96)

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.14 (EMPLOYEE BENEFITS)

                        --------------------------------

          1. The Company has entered into certain agreements with key employees for severance, retention and other closing benefits which include new benefits, as well as acceleration of certain existing benefits. Pursuant to these agreements, employees will be paid agreed amounts in lieu of existing obligations under short-term incentive plans, individual TV managers' long-term incentive plans, and the Company's 1997-2000 Long-Term Incentive Plan, thereby fixing and accelerating existing obligations. The agreements also require payment of certain base retention bonuses and severance payments for selected employees. See Section 3.14.1 of the Disclosure Schedule for a list of division agreements (other than division heads) and Section 3.14.2 of the Disclosure Schedule for a list of division head agreements.

          2.  Certain   agreements  with  various   retired   employees  may  be
              accelerated  upon  Closing:  John  DiMatteo,  John Hooper,  Robert

              Morehead and Gilbert Lefkovich.

          3.  The Company has entered into several  severance  agreements in the
              normal  course  of  business  which  include  periodic   severance
              payments and payment of medical and dental COBRA premiums.

          4. The Company has an arrangement to pay a former employee a monthly sum, until May 1999, outside the terms of any supplemental retirement plan.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        SECTION 3.14 (EMPLOYEE BENEFITS)

                        --------------------------------


          5. The Company is in the process of amending certain summary plan descriptions for its qualified plans and welfare benefit plans. Amendments to qualified plans need to be written and filed prior to 12/31/99 to comply with Tax Reform Act of 1997 and the Small Business Job Protection Act of 1996.

          6. The Guy Gannett Voluntary Investment Plan (401(k)) has recently had several small operational matters which have been corrected and documented according to the provisions of the IRS self-correction program referred to as "APRSC."

          7. The Guy Gannett Voluntary Investment Plan is currently involved in a random 5500 audit by the IRS for the 1995 plan year. The results of that audit cannot be predicted at this time.

          8. The Company has agreed, under the terms of a severance agreement with one former employee, to pay to him 75% of an individual medical insurance premium until March 2003.

          9. KGAN entered into a severance agreement with an employee. Subsequently, there have been several letters of correspondence with the former employee's attorney over a number of issues including a modification that had to be made to the agreement in order to comply with medical plan and COBRA eligibility. The matter has not risen to the level of threatened litigation.

          10. See Section  3.14.5 for list of employee  benefit  plans,  Section
              3.10.4 for list of material employment, consulting and similar agreements, Section 3.10.6 for collective bargaining agreements and Section 3.14.1, 3.14.2 and 3.3 for agreements providing for payments upon a change of control.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                         SECTION 3.15 (LABOR RELATIONS)

                         ------------------------------


         See Section 3.10.6 for list of labor organizations representing employees.

         3.15(i):          None.

         3.15(ii):         None.

         3.15(iii):        None.

         3.15(iv):         None.

         3.15(v)           None.

         3.15(vi)          None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                      SECTION 3.16 (INTELLECTUAL PROPERTY)

                      ------------------------------------


         See Section 3.16.1 for a list of call letters for the Stations.

         3.16(i):    None.

         3.16(ii):

         1. The tradename for "Newssource 13" used by WOKR has not yet been transferred of record in the U.S. Patent & Trademark Office.

         2. The Company is investigating whether KGAN's "Weathereye" website has all necessary copyrights for some of the material published on its site.

         3.16(iii):  None.

         3.16(iv):   None.

Guy Gannett Communications
Purchase Agreement - Broadcasting
Section 3.16.1 - Call Letters

          WGME-TV           PORTLAND, MAINE

          WGGB-TV           SPRINGFIELD, MASSACHUSETTS

          KGAN-TV           CEDAR RAPIDS, IOWA

          WICS-TV           SPRINGFIELD, ILLINOIS

          WICD-TV           CHAMPAIGN, ILLINOIS

          WOKR-TV           ROCHESTER, NEW YORK

          WTWC-TV           TALLAHASSEE, FLORIDA

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                              SECTION 3.17 (TAXES)

                              --------------------

         None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                           SECTION 3.18 (COMMISSIONS)

                           --------------------------

         Certain of the Company executives have agreements for contingent compensation tied to the sales price for the Company.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                      SECTION 3.19 (AFFILIATE TRANSACTIONS)

                      -------------------------------------

                     See Section 3.7 of the Disclosure  Schedule  concerning the
                     Contribution   Agreement  with  respect  to  the  Company's
                     transfer of the Maine Media Business to Newco.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

          4.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

          ------------------------------------------------------------

          None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                        4.7 (PURCHASER'S QUALIFICATIONS)

                        --------------------------------

The following television stations overlap with Sinclair stations and would require waivers of FCC ownership rules before they could be acquired by
Sinclair:

1.   WOKR-TV Rochester, NY, has Grade A overlap with WUHF(TV), Rochester, NY

2. WICS-TV Springfield, IL, has Grade A overlap with WYZZ(TV), Bloomington, IL, and Grade B overlap with KDNL(TV), St. Louis, MO.

3. WICD-TV Champaign, IL, has Grade B overlap with WYZZ(TV), Bloomington, IL.

4.   KGAN-TV Cedar Rapids,  IA, has Grade B overlap with  KDSM(TV),  Des Moines,
     IA.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

         5.1(a)(i):    None.

         5.1(a)(ii):

         1. The Company has the right, under a contract with KOZ inc, to provide on-line community publishing services in all of its TV markets. The Company (as part of Maine Media Business) presently provides this service only in Maine.

         2. Some combined activities between and among the Company and Newco may be suspended at or after the date of the sale of the Maine Media Business.

         3. KGAN plans to enter into a lease for a remote studio at a mall.

         4. The Company will modify the Guy Gannett Group Life and Health Plan (#501) to vest those Business Employees and Corporate Office Employees (1) who are currently retired and covered by the plan ("Current Retirees") and (2) who are currently employed and who meet the age and service requirements for post-retirement coverage as of the Closing Date ("Qualified Employees", with the Current Retirees and Qualified Employees sometimes collectively referred to as "Retirees") in post-retirement benefits substantially equivalent to those offered by the plan as of the Closing Date. The Coorporate Office Employees eligible or deemed to be eligible for these post-retirement benefits are listed on Schedule 5.1.1 and the Business Employees eligible for these post-retirement benefits are listed on Schedule 5.1.2.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

                  The percentage of premium paid by Current Retirees will remain the same as the percentage that they pay as of the Closing Date. Current Retirees and Qualified Employees shall pay 100% of the premium for post-retirement medical coverage and the Company shall pay 100% of the life insurance premium for such Current Retirees and Qualified Employees.

                  Subject to the provisions of the existing plans concerning premium sharing, the cost of such insurance coverages will be deemed to be the same as the cost for active employees for so long as the same benefit options are available to both active employees and Retirees. At any time that active employees and Retirees are not covered by the same health plan options, the cost to Retirees will be deemed to be the community rate for the same or similar coverage as determined by the insurance provider covering the largest number of lives in the State of Maine. The Group Companion Plan coverage will at all times be based upon the current coverage option and at rates determined from time to time by Blue Cross Blue Shield of Maine or its successor and approved by the State of Maine, although the actual insurance carrier may change.

                  See Section 3.7 of the Disclosure Schedule concerning allocation of pension plan assets in the Company's defined benefit plan between the Company and Newco, and the transfer of certain plan assets related to the Maine Media Business to Newco's plan.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

         5. Under a contract with Cigna (G-R200), Cigna provides guaranteed payments to retirees under the Guy Gannett Retirement Plan with respect to benefits accrued until January, 1970. The Company plans to cause the Cigna contract to be modified to provide for the transfer to the New Pension Plan that portion of the guaranteed payments that relate to current and former Business Employees.

         6. WGME may move either Frazier or Entertainment Tonight to an after-midnight time slot before Tom Snyder.

         5.1(a)(iii):  None.

         5. The Company plans to enter into a lease amendment with respect to the property located at the Northport Business Park to address sub-letting of tower space.

         6. The Company plans to donate certain items relating to the Gannett family to non-profit organizations.

         7. See Section 3.7 of the Disclosure Schedule for a description of the contribution of the Maine Media Business to Newco, and the related agreement concerning certain shared assets, which the Company expects to enter into prior to Closing.

         5.1(a)(iv):

         8. Trustees under the Guy Gannett Retirement Plan and the Voluntary Investment Plan and Trusts will resign and will be replaced by an institutional trustee.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------

         9. The Company expects to grant a premium holiday, and/or provide employees a lump sum refund relating to prior year overpayment of health care premiums.

         5.1(a)(v):    None.

         5.1(a)(vi):   None.

         5.1(a)(vii):  None.

         5.1(a)(viii): No  consent  of  the  Purchaser   will  be  required  for
                       modification, change, renewal or extension of the following Material Contracts, on terms consistent with past practices of the Business:

                       o Modification of Lease with Elden Moss (KGAN) to obtain a right of first refusal in favor of the Company and correct the landlord

                       o   Entry  into a new  office  lease  in  Waterloo,  Iowa
                           (KGAN).

                       o Extension or renewal of Columbine Systems, Inc. agreement (WICS), provided that the Company will use reasonable efforts to extend this contract on a month-to-month basis or to renew the same terminable on 30 days' notice, but the obtaining of such an extension or renewal on such terms shall not be a condition of Closing. In no event shall this contract be extended beyond December 31, 2000 without Purchaser's consent, which consent shall not be
                           unreasonably   withheld.

                       o Extension or renewal of Incentive Management, Inc. agreement (WICS)

                       o   New  Personal  Service  Contract  with  Beth  Carroll
                           (WGGB)

                       o   New  Personal  Service  Contract  with Karen  Hoskins
                           (KGAN)

                       o   New Personal Service Contract with Greg Kerr (WICS)

                       o   New  Personal  Service  Contract  with  Chad  Mahoney

                           (WICS)

                       o   New Personal Service Contract with Pat Bilone (WOKR)

                       o A new Personal Services Contract may be entered into with Doug Cook.

                       o U.S. Fleet Lease will be amended to add a budgeted news vehicle.

                       o See Section 5.1(a)(iii), No. 5, concerning Northport Business Park lease amendment.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     --------------------------------------


         5.1(a)(ix):

         10. An employee of WGGB stole certain services from the Station. The employee has been terminated. WGGB may enter into a settlement agreement and a release with regard to the services stolen.

         5.1(a)(x):

         11. The Company may enter into an agreement with CBS reducing KGAN and WGME's network affiliation compensation as a result of CBS's new NFL football programming.

         5.1(a)(xi):       None.

         5.1(a)(xii):      None.

         5.1(a)(xiii):     None.

         5.1(a)(xiv):      None.

         5.1(a)(xv):       None.

         5.1(a)(xvi):      None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

              SECTION 5.2 (POST-CLOSING COVENANTS AND AGREEMENTS)

              ---------------------------------------------------

         5.2(a): Employee Benefit Plans, books and records to be available for inspection without limit as to time relate to:

                    o Guy  Gannett  Retirement  Plan and Trust
                    o WOKR-TV 401(k) Profit Sharing and Savings Plan

         5.2(b):    Corporate Office Employees are those  individuals  listed on
                    Section 5.2.1 of the Disclosure Schedule or any persons who, at or prior to Closing, have replaced any of the listed individuals in their positions.

         5.2(d): Purchasers current severance policy is to provide severance of one-half day's pay for each full month of continuous service to those employees whose employment is terminated, after six months of service, due to the elimination of the employee's duties for reasons such as lack of work, organizational changes or general reduction of force.

         5.2(e):

         1. Pursuant to Section 7 of the presently effective bargaining agreement between "WGME-TV, a division of Guy Gannett Communications Co. (Employer) and the American Federation of Television and Radio Artists, Boston Local, AFL-CIO

                    (Union)".

         2. Pursuant to Section C of the presently effective bargaining agreement between "Guy Gannett Communications d/b/a WGME-TV of Portland, Maine and Local Union No. 1837 of the International Brotherhood of Electrical Workers [AFL-CIO]."

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                    SECTION 5.2 (POST-CLOSING COVENANTS AND AGREEMENTS)

                    ---------------------------------------------------


         3. Pursuant to Article V, Section 12 of the presently effective bargaining agreement between "Guy Gannett Communications d/b/a WICS-TV of Portland, Maine and Local Union No. 51 of the International Brotherhood of Electrical Workers

                    [AFL-CIO]."

         5.2(f): Robert Gilbertson (retired), Don Alhart (WOKR) and Frank Fixaris (retired) have supplemental retirement plans. The accrued liability therefor will be included in the Net Financial Assets calculation.

         5.2(i)     See Section 5.2.2 of the  Disclosure  Schedule.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

             Section 6.4 (Material Consents Required As A Condition

             ------------------------------------------------------
                    of the Purchaser's Obligation To Close)

                    ---------------------------------------

         1. The Affiliation Agreements listed on Section 3.10.1 of the Disclosure Schedule.

         2. Lease with Michigan Ave. National Bank of Chicago dated 4/19/77 for studio space and tower lease.

         3. Obtaining of the following consents will not be a condition of Closing if the Company has obtained, prior to Closing, alternatives reasonably acceptable to Purchaser and on terms not materially adverse to Purchaser as reasonably determined by
                Purchaser:

                A. Lease with Eldon Moss dated 2/25/98 for Iowa City translator tower site.

                B. Lease with Dale and Candace Schiebe dated 7/27/98 for Washington, Iowa site.

                C. Lease with Maine Public Broadcasting dated 10/23/95 for Litchfield, Maine tower space.

                D. Lease with Maine Bureau of Forestry dated 1/7/88 for microwave tower site.

                E. Lease with Fleet Bank dated 1/1/94 for Lewiston, Maine space.

                F. Lease with Fleet Bank dated 6/20/95 for Sanford, Maine office space.

                G. Excelltron Tower, Inc. lease dated 7/1/95 for tower located in Sanford, Maine.

                H. Intermedia (EMI Communications) dated 3/26/98 for video service/tower lease for WOKR.

None of the leases described in this Section 3 are for main studio, main tower or main transmission sites.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

*Northport Realty Trust for WGME office and studio lease (consent to assignment not required).

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

             SECTION 7.4 (MATERIAL CONSENTS REQUIRED AS A CONDITION

             ------------------------------------------------------
                     OF THE COMPANY'S OBLIGATION TO CLOSE)

                     -------------------------------------

         None.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                              DISCLOSURE SCHEDULE

                                   SECTION 9

                                   ---------
         (CLOSING STATEMENT DIFFERENCES AND INCONSISTENCIES WITH GAAP)

         -------------------------------------------------------------

         1. The accounting method used to amortize downpayment of certain program costs will be made in accordance with the example shown in Section 9.1 of the Disclosure Schedule.

         2. The Closing Statement may not include any assets or liabilities that may result from a settlement in the future with ASCAP regarding the dispute with the TV Music License Committee on new fees and the license agreement.

         3. The Closing Statement will not be in accordance with GAAP and/or be consistent with the basis used in preparing the Unaudited Financial Statements as of, and for the year ended, December 27, 1997 in the following ways.

                    (a) The Closing Statement will not include any financial statements or footnotes required under GAAP.

                    (b) The Closing Statement will not include any accruals for severance for employees terminated after the Closing.

                    (c) See Section 3.5 of the Disclosure Schedule for other non-conformities with GAAP and inconsistencies with prior practices.

         4. The Company has an arrangement to pay a former WGME employee a monthly sum, until May 1999, outside the terms of any supplemental retirement plan. The Company accounts for this liability on a cash basis.

         5. A liability for vacation benefits for corporate employees may exist at Closing. This will be recorded as a Net
                    Financial Asset, but is not in accordance with past practices for interim financial statements.

         6. Retirement and deferred compensation plans for the following former executives will be included in the definition of Net Financial Assets, unless such liabilities are satisfied prior to Closing: Robert Gilbertson; John Hooper; Robert Morehead; Gilbert Lefkovich and John DiMatteo.

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                        SECTION 3.10.10 (LOAN AGREEMENTS)


---------- ------------------- ----------------------------------------------------------- -----------------------------------------
DIVISION   DOCUMENT NUMBER     COMPANY NAME                            PURPOSE                CONTRACT   EFFECTIVE     COPY
                                                                                               DATE         DATE       IMPERFECTIONS
---------- ------------------- ----------------------------------------------------------- -----------------------------------------
---------- ------------------- ----------------------------------------------------------- -----------------------------------------
Corp.      100020.00           Northwestern Mutual Life Insurance      Senior Notes              N/A        N/A            N/A
---------- ------------------- ----------------------------------------------------------- -------------------------------------
Corp.      100021.00           UNUM Life Insurance Company             Senior Notes              N/A        N/A            N/A
---------- ------------------- ----------------------------------------------------------- -------------------------------------
Corp.      100022.00           Massachusetts Mutual Life Ins. Co.      Senior Notes              N/A        N/A            N/A
---------- ------------------- ----------------------------------------------------------- -------------------------------------
Corp.      100025.00           First National Bank of Boston (primary) Revolving Credit       08/18/81    08/18/81         N/A
                                                                       Agreement
---------- ------------------- ----------------------------------------------------------- -------------------------------------
Corp.      100026.00           Bank of New York (participating)        Revolving Credit       08/18/81    08/18/81         N/A
                                                                       Agreement
---------- ------------------- ----------------------------------------------------------- -------------------------------------
Corp.      100027.00           Fleet Bank (participating)              Revolving Credit       08/18/81    08/18/81         N/A
                                                                       Agreement
---------- ------------------- ----------------------------------------------------------- -------------------------------------
Corp.      100028.00           Key Bank (participating)                Revolving Credit       08/18/81    08/18/81         N/A
                                                                       Agreement
---------- ------------------- ----------------------------------------------------------- -------------------------------------

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                     SECTION 3.10.2 (AFFILIATION AGREEMENT)

                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           DOCUMENT                                                                         CONTRACT      EFFECTIVE COPY
DIVISION   NUMBER             COMPANY NAME              PURPOSE                             DATE          DATE      IMPERFECTIONS

---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
KGAN       1470510.00        CBS Television Network    Television Affiliation Agreement                  1/1/95
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WGGB       1270010.00        ABC Television Network    Network Affiliation Agreement       1/6/95        1/1/95

---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WGME       1170010.00        CBS Television Network    Affiliate Agreement                 1/31/94       1/1/95
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WICD       1500010.00        NBC TV Network            Affiliation Agreement               1/16/96       7/1/95
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WICD       1500010.01        NBC TV Network            Incentive payments                                1/16/96
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WICS       1370010.00        NBC TV Network            Affiliation Agreement               1/1/81        7/1/95
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WOKR       1670010.00        ABC Inc. Capital Cities   Affiliation Agreement               1/24/91       1/2/95
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WOKR       1670010.00        ABC Inc. Capital Cities   consent to assignment to GGC        4/20/98       4/26/98
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WOKR       1670020.00        ABC Inc. Capital Cities   NewOne Service                      7/8/88        9/14/88
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------
WTWC       1700010.00        NBC TV Network            Network Affiliation                 2/1/97        1/1/97
---------------------------- ------------------------- ----------------------------------- ------------- --------------------------

---------------------------- -------------------------------- ---------------------------------------------------------------------


                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                     SECTION 3.10.7.A (REAL PROPERTY LEASES)


--------------------------- -------------------------------- --------------------------------------------
          DOCUMENT
DIVISION   NUMBER           COMPANY NAME                     PURPOSE

--------------------------- -------------------------------- --------------------------------------------
KGAN      1480010.00        Eldon Moss                       Iowa City Translator Tower Site Lease*

--------------------------- -------------------------------- --------------------------------------------
KGAN      1480010.01        Eldon Moss                       Amdt to lease - right of 1st refusal
--------------------------- -------------------------------- --------------------------------------------
KGAN      1483330.00        Dale & Candace Schiebe           Washington Iowa site lease
--------------------------- -------------------------------- --------------------------------------------
KGAN      1483340.00        Midtown Development              Waterloo office
                            Partnership
--------------------------- -------------------------------- --------------------------------------------
KGAN      1483400.00        Zoreh Asadzadehfard              Coralville office lease
--------------------------- -------------------------------- --------------------------------------------
WGGB      1282000.00        Chestnut Park Assoc.             Tower space for WGGB radio equipment
--------------------------- -------------------------------- --------------------------------------------
WGGB      1282000.01        Chestnut Park Assoc.             Amendment to lease to extend term & rais
--------------------------- -------------------------------- --------------------------------------------
WGME      1181490.00        Northport Realty Trust           Northport Office/Studio Lease
--------------------------- -------------------------------- --------------------------------------------
WGME      1181491.00        Northport Realty Trust           Memorandum of Lease
--------------------------- -------------------------------- --------------------------------------------
WGME      1181492.00        UNUM Life Insurance Company      Subordination, Non-Disturbance & Attorn

--------------------------- -------------------------------- --------------------------------------------
WGME      1181530.00        Fleet Bank                       35 Ash St. Lewiston Lease
--------------------------- -------------------------------- --------------------------------------------
WGME      1181550.00        Maine Public Broadcasting        Tower space Litchfield, ME

--------------------------- -------------------------------- --------------------------------------------
WGME      1181800.00        Fleet Bank of Maine              Sanford office lease
--------------------------- -------------------------------- --------------------------------------------
WGME      1181810.00        Excelltron Tower, Inc.           Sanford Tower lease
--------------------------- -------------------------------- --------------------------------------------
WGME      1181860.00        Maine Bureau of Forestry         Microwave Site lease

--------------------------- -------------------------------- --------------------------------------------
WGME      1181870.00        State of Maine                   Office lease
--------------------------- -------------------------------- --------------------------------------------
WGME      1181880.00        Kennebec Valley med. Ctr.        Sky cam site lease

--------------------------- -------------------------------- --------------------------------------------
WGME      1181900.00        Maine Medial Center              sky cam lease
--------------------------- -------------------------------- --------------------------------------------
WICD      1580000.00        Michigan Ave. National Bank of   Studio Space and Tower Lease
                            Chic

--------------------------- -------------------------------- --------------------------------------------
WICD      1580090.00        First Appraisal Co.              Danville office lease
--------------------------- -------------------------------- --------------------------------------------
WOKR      1681100.00        Collier ABR, Inc.                Roof lease
--------------------------- -------------------------------- --------------------------------------------
WOKR      1681130.00        Intermedia (EMI Communications)  Video Service/Tower Lease

--------------------------- -------------------------------- --------------------------------------------


--------------------------- --------------------------------  ------------- ------------- --------------------
          DOCUMENT                                            CONTRACT      EFFECTIVE     COPY
DIVISION   NUMBER           COMPANY NAME                      DATE          DATE          IMPERFECTIONS

--------------------------- --------------------------------  ------------- ------------- --------------------
KGAN      1480010.00        Eldon Moss                        2/25/98       1/1/98

--------------------------- --------------------------------  ------------- ------------- --------------------
KGAN      1480010.01        Eldon Moss                                                    not signed
--------------------------- --------------------------------  ------------- ------------- --------------------
KGAN      1483330.00        Dale & Candace Schiebe            7/27/98       6/1/98
--------------------------- --------------------------------  ------------- ------------- --------------------
KGAN      1483340.00        Midtown Development                             11/1/96
                            Partnership
--------------------------- --------------------------------  ------------- ------------- --------------------
KGAN      1483400.00        Zoreh Asadzadehfard               1/30/96       2/1/96
--------------------------- --------------------------------  ------------- ------------- --------------------
WGGB      1282000.00        Chestnut Park Assoc.                            8/1/85
--------------------------- --------------------------------  ------------- ------------- --------------------
WGGB      1282000.01        Chestnut Park Assoc.                            5/1/93
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181490.00        Northport Realty Trust            1/1/96        1/1/96
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181491.00        Northport Realty Trust            3/20/96
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181492.00        UNUM Life Insurance Company       3/20/96       1/1/96

--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181530.00        Fleet Bank                        1/1/94        1/1/94
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181550.00        Maine Public Broadcasting         10/23/95      10/23/95

--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181800.00        Fleet Bank of Maine               6/20/95       6/21/95
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181810.00        Excelltron Tower, Inc.                          7/1/95        not fully executed
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181860.00        Maine Bureau of Forestry          1/7/88        1/1/88
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181870.00        State of Maine                                                oral
--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181880.00        Kennebec Valley med. Ctr.         8/12/96

--------------------------- --------------------------------  ------------- ------------- --------------------
WGME      1181900.00        Maine Medial Center                                           oral
--------------------------- --------------------------------  ------------- ------------- --------------------
WICD      1580000.00        Michigan Ave. National Bank of    4/19/77       11/15/77
                            Chic

--------------------------- --------------------------------  ------------- ------------- --------------------
WICD      1580090.00        First Appraisal Co.               1/19/98       2/1/98
--------------------------- --------------------------------  ------------- ------------- --------------------
WOKR      1681100.00        Collier ABR, Inc.                 11/14/94      1/1/95
--------------------------- --------------------------------  ------------- ------------- --------------------
WOKR      1681130.00        Intermedia (EMI Communications)   3/26/98       3/26/98

--------------------------- --------------------------------  ------------- ------------- --------------------

                           GUY GANNETT COMMUNICATIONS
                         PURCHASE AGREEMENT [BROADCAST]

                               DISCLOSURE SCHEDULE

                         SECTION 3.10.8 (INCOME LEASES)

                         ------------------------------


---------------------------- -------------------------------- --------------------------------------------
              DOCUMENT
DIVISION       NUMBER        COMPANY NAME                     PURPOSE

---------------------------- -------------------------------- --------------------------------------------
KGAN       1480580.00        Jacor   Broadcasting  of  Iowa,  WMT Studio Space Lease Agreement

                             Inc.

---------------------------- -------------------------------- --------------------------------------------
KGAN       1480581.00        Palmer   Broadcasting   Limited  consent to assignment
                             Partners

---------------------------- -------------------------------- --------------------------------------------
KGAN       1480582.00        Palmer   Broadcasting   Limited  Memorandum of Lease
                             Partners

---------------------------- -------------------------------- --------------------------------------------
KGAN       1480583.00        Norwest Bank Iowa N.A.           collateral assignment
---------------------------- -------------------------------- --------------------------------------------
KGAN                         1480590.00 Jacor Broadcasting of Iowa, Assumption &
                             renewal of leases Inc.

---------------------------- -------------------------------- --------------------------------------------
WGGB       1281240.00        Motorola   Communications   and  Mt. Tom Tower lease; bldg. space
                             Elect.

---------------------------- -------------------------------- --------------------------------------------
WGGB       1281290.01        WGBY-TV (WGBH Educational Fou    Mt. Tom Tower lease; bldg. space and land
---------------------------- -------------------------------- --------------------------------------------
WGGB       1281390.00        Northeast Utilities              Mt. Tom Lease
---------------------------- -------------------------------- --------------------------------------------
WGME       1181460.00        WTHT-Taylor Communications       Sublease office space - Northport
---------------------------- -------------------------------- --------------------------------------------
WGME       1181461.00        Beacon Broadcasting              Consent to Assignment
---------------------------- -------------------------------- --------------------------------------------
WGME       1181462.00        Beacon Broadcasting              Consent and Acknowledgement
---------------------------- -------------------------------- --------------------------------------------
WGME       1181463.00        Beacon Broadcasting              Assignment of Leases, contracts & agreem
---------------------------- -------------------------------- --------------------------------------------
WGME       1181464.00        Great Casco Bay Wireless         Assignment of Beacon sublease
                             Talking M

---------------------------- -------------------------------- --------------------------------------------
WGME       1181465.00        Great Casco Bay Wireless         acknowledgement of new Prime Lease

---------------------------- -------------------------------- --------------------------------------------
WGME       1181470.00        WBLM-Taylor Communications       Raymond Tower Space Lease

---------------------------- -------------------------------- --------------------------------------------
WGME       1181471.00        General Broadcasting of          assignment of leases, contracts & agreeme
                             Florida, Inc.
---------------------------- -------------------------------- --------------------------------------------
WGME       1181472.00        Fuller-Jeffrey Broadcasting      Assignment of Leases

---------------------------- -------------------------------- --------------------------------------------
WGME       1181473.00        Fuller-Jeffrey Broadcasting      consent to assignment and amendment of

---------------------------- -------------------------------- --------------------------------------------
WGME       1181474.00        Fuller-Jeffrey Broadcasting      Lessor consent and Estoppel

---------------------------- -------------------------------- --------------------------------------------
WGME       1181475.00        Fuller-Jeffrey Broadcasting      Amendment to Lease
                             Corp.

---------------------------- -------------------------------- --------------------------------------------
WOKR       1681090.00        WXXI-Rochester   Area  Ed.   TV  Brighton land lease
                             Assoc.

---------------------------- -------------------------------- --------------------------------------------
WOKR       1681090.01        WXXI-Rochester   Area  Ed.   TV  First Amendment of lease
                             Assoc.

---------------------------- -------------------------------- --------------------------------------------
WTWC       1780200.00        WMLO FM (now WFLY)               Tower lease
---------------------------- -------------------------------- --------------------------------------------
WTWC       1780210.00        WSNI FM                          Tower lease
---------------------------- -------------------------------- --------------------------------------------


---------------------------- --------------------------------  ------------- ------------- --------------
              DOCUMENT                                         CONTRACT      EFFECTIVE     COPY
DIVISION       NUMBER        COMPANY NAME                      DATE          DATE          IMPERFECTIONS

---------------------------- --------------------------------  ------------- ------------- --------------
KGAN       1480580.00        Jacor   Broadcasting  of  Iowa,   10/16/81      10/17/81

                             Inc.

---------------------------- --------------------------------  ------------- ------------- --------------
KGAN       1480581.00        Palmer   Broadcasting   Limited                 1/5/96
                             Partners
---------------------------- --------------------------------  ------------- ------------- --------------
KGAN       1480582.00        Palmer   Broadcasting   Limited                 1/5/96
                             Partners
---------------------------- --------------------------------  ------------- ------------- --------------
KGAN       1480583.00        Norwest Bank Iowa N.A.                          1/4/96
---------------------------- --------------------------------  ------------- ------------- --------------
KGAN       1480590.00        Jacor   Broadcasting  of  Iowa,                 3/18/97
                             Inc.
---------------------------- --------------------------------  ------------- ------------- --------------
WGGB       1281240.00        Motorola   Communications   and   4/1/89        4/1/89        Tenant at Will
                             Elect.
---------------------------- --------------------------------  ------------- ------------- --------------
WGGB       1281290.01        WGBY-TV (WGBH Educational Fou     1/1/79        1/1/89

---------------------------- --------------------------------  ------------- ------------- --------------
WGGB       1281390.00        Northeast Utilities                             1/1/95
---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181460.00        WTHT-Taylor Communications        10/25/83      10/25/83

---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181461.00        Beacon Broadcasting               11/30/89
---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181462.00        Beacon Broadcasting               12/1/89
---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181463.00        Beacon Broadcasting               12/6/89
---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181464.00        Great Casco Bay Wireless                        11/17/94      no copy
                             Talking M
---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181465.00        Great Casco Bay Wireless          3/15/96
---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181470.00        WBLM-Taylor Communications        10/25/83      10/25/83

---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181471.00        General Broadcasting of           12/6/89
                             Florida, Inc.
---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181472.00        Fuller-Jeffrey Broadcasting       12/6/89

---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181473.00        Fuller-Jeffrey Broadcasting       12/1/89

---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181474.00        Fuller-Jeffrey Broadcasting       5/14/92

---------------------------- --------------------------------  ------------- ------------- --------------
WGME       1181475.00        Fuller-Jeffrey Broadcasting       8/31/98
                             Corp.

---------------------------- --------------------------------  ------------- ------------- --------------
WOKR       1681090.00        WXXI-Rochester   Area  Ed.   TV   10/23/79      10/24/79
                             Assoc.

---------------------------- --------------------------------  ------------- ------------- --------------
WOKR       1681090.01        WXXI-Rochester   Area  Ed.   TV   4/14/89
                             Assoc.

---------------------------- --------------------------------  ------------- ------------- --------------
WTWC       1780200.00        WMLO FM (now WFLY)                11/6/89       10/2/90
---------------------------- --------------------------------  ------------- ------------- --------------
WTWC       1780210.00        WSNI FM                           3/27/91       3/27/91
---------------------------- --------------------------------  ------------- ------------- --------------

                           GUY GANNETT COMMUNICATIONS
                               PURCHASE AGREEMENT
                               DISCLOSURE SCHEDULE

                                 SCHEDULE 3.9.1


-------------------------------------------------------------------------------------------- -------------------------------------
                   TYPE                           INSURER            IABILITY LIMIT                     POLICY PERIOD

-------------------------------------------------------------------------------------------- -------------------------------------
Package                        Commercial Union                                  19,491,552                   05/01/98 - 05/01/99
-------------------------------------------------------------------------------------------- -------------------------------------
Comm'l. Gen'l. Liability       Commercial Union                                   2,000,000                   05/01/98 - 05/01/99
                                  [incl. w/Package Policy]
-------------------------------------------------------------------------------------------- -------------------------------------
Communication Eqpt.            Commercial Union                                  58,615,300                   05/01/98 - 05/01/99
-------------------------------------------------------------------------------------------- -------------------------------------
Broadcasting Loss of Income    Commercial Union                                  13,487,696                   05/01/98 - 05/01/99
                                  [incl. w/Comm. Eqpt. Policy]
-------------------------------------------------------------------------------------------- -------------------------------------
Automobile                     Commercial Union                                   1,000,000                   05/01/98 - 05/01/99
-------------------------------------------------------------------------------------------- -------------------------------------
Energy Systems                 Federal Insurance Co.                             25,000,000                   05/01/98 - 05/01/99
-------------------------------------------------------------------------------------------- -------------------------------------
Libel/Slander                  Employers Reinsurance                             15,000,000                   10/09/97 - 10/09/98
-------------------------------------------------------------------------------------------- -------------------------------------
Umbrella                       Federal Insurance Co.                             25,000,000                   05/01/98 - 05/01/99
-------------------------------------------------------------------------------------------- -------------------------------------
Non-Owned Aircraft             National Union Fire                               20,000,000                   10/24/97 - 10/24/98
-------------------------------------------------------------------------------------------- -------------------------------------
Crime Bond                     Federal Insurance Co.                              1,000,000                   05/01/98 - 05/01/99
-------------------------------------------------------------------------------------------- -------------------------------------
Fiduciary Responsibility       Federal Insurance Co.                             25,000,000                   11/10/97 - 11/10/98
-------------------------------------------------------------------------------------------- -------------------------------------
Directors & Officers           Federal Insurance Co.                              5,000,000                   02/06/98 - 02/06/99
Includes:
   Outside Directors                                                              5,000,000                   02/06/98 - 02/06/99
   Employment Practices                                                           5,000,000                   02/06/98 - 02/06/99
              Liability

-------------------------------------------------------------------------------------------- -------------------------------------
Workers Compensation                                                                100,000                   12/31/97 - 12/31/98
     Maine                     MEMIC
     Illinois     Iowa         Commercial Union
     Florida                   Commercial Union
     Massachusetts             Commercial Union
     New York                  Commercial Union
-------------------------------------------------------------------------------------------- -------------------------------------
Travel/Accident                Reliance Standard Life                                10,000                   10/01/97 - 10/01/98
-------------------------------------------------------------------------------------------- -------------------------------------
Foreign Policy                 CIGNA Ins. Co.                                     1,000,000                   05/20/98 - 05/20/99
-------------------------------------------------------------------------------------------- -------------------------------------
Special (K&R)                  Aetna Life & Casualty                              3,000,000                   09/12/95 - 09/12/98
-------------------------------------------------------------------------------------------- -------------------------------------
Maine Turnpike Bond            Travelers Casualty & Surety                            5,000                   09/16/97 - 09/16/98
-------------------------------------------------------------------------------------------- -------------------------------------

GUY GANNETT  COMMUNICATIONS
PURCHASE AGREEMENT - BROADCASTING
SECTION 3.10.3 - BARTER PROGRAMMING

KGAN - TV


                                                                                                                 Written

                                                                               Contract Term                     Consent
                                                                               -------------------               Req'd to

      Distributor                             Package                          Start             End              Assign

      -----------                             -------                          ------            ---              ------
 Paramount                          Nick news (96-99 Seasons)                   Sep-96            Sep-99            YES

                                    Wild Things                                 Sep-97            Sep-98            YES

 Hearst Entertainment               Popular Mechanics for Kids                  Sep-97            Sep-98            NL

                                    Popular Mechanics for Kids (Year 2)         Sep-98            Sep-99            YES

                                    Secrets of the Animal                       Sep-98            Sep-99            YES
                                    Kingdom

                                    Hallmark Entertainment                      Jan-98            Dec-99            YES
                                    Presents

 Universal                          Team Knight Rider                           Oct-97            Oct-98            YES

 Columbia Tristar                   Party of Five                               Sep-98            Sep-00            NL

 Eyemark                            PSI  Factor                                 Sep-97            Sep-99            YES

 Litton Syndications                Jack Hanna Animal                           Sep-97            Sep-98            NL
                                    Adventures

 Buena Vista                        Disney's Sing Me A Story With Belle         Sep-97            Sep-98            YES

 T.J.Sports Television              Golf 2000                                   Jun-98            Sep-99            NL

 Muller Media, Inc.                 Prime Targets IV Movies                     Sep-98            Feb-00            NL

 ITC Distribution, Inc.             Movie of the Month Network                  Feb-98            Feb-99            YES
                                    VII

 Telepictures                       Warner Bros. Vol. 34  (movie                Aug-98            Nov-04            YES
 Distribution                       package)

                                    Turner Legends IV  (movies)                 Oct-97            Dec-98            YES

 Qualitron Media, Inc.              AG Day                                      Sep-97            Sep-98            YES

 Warner Bros.                       People's Court                              Jan-98            Sep-99            YES

 CNN Newsource Sales,               CNN Headline News                           Sep-98            Aug-00            YES
 Inc.


 NL - No specific assignment language in Agreement. NLF - Have not received signed long-form contract.

-
GUY GANNETT COMMUNICATIONS
PURCHASE AGREEMENT - BROADCASTING

MATERIAL CONTRACTS

SECTION 3.10.3 - Program Licenses

    WGME


                                                                                                                         Written

                                                                                          Contract   Term               Consent
                                                                                   -----------------------------       Req'd to

    Distributor                     Package                                         Start              End              Assign ?

    -----------        --------------------------------------------               ------------  -----------------      ----------


    Paramount          Frasier                                                         Sep-97           Dec-00             Yes
                       Frasier -  97/98 extention - estimate                                            Sep-01

                       Entertainment Tonight                                           Sep-96           Sep-99             Yes
                       Entertainment TonightAddendum dated 02/16/96

                       Hard Copy                                                       Sep-96           Sep-99             Yes
                       Hard Copy - Amendment Letter dated 3/18/96

                       Maury Povich                                                    Sep-96           Sep-98             Yes
                       Maury Povich addendum dated 02/16/96

                       Star Trek: Deep Space Nine                                      Jan-93           Sep-99             Yes
                       Star Trek: Deep Space Nine - Syndex Amendment Letter

                       Howie Mandel                                                    Jul-98           Sep-99             Yes

    King World         Oprah                                                           Sep-95           Sep-00             Yes

                       Inside Edition                                                  Sep-96           Sep-98             Yes
                       Inside Edition Addendum dated 10/24/97

    Warner Bros.       Friends                                                         Sep-98           Dec-01             Yes
                       Friends -  97/98 extention - estimate                                            Sep-02

    Columbia / Tristar The Nanny                                                       Sep-98           Dec-01             Yes
                       The Nanny -  97/98 extention - estimate                                          Sep-02

    MCA / Universal    Maury Povich                                                    Sep-98           Sep-00             Yes
